As filed with the Securities and Exchange Commission on April 16, 2015

File No. 333-63972

File No. 811-10429

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 18

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 19

Modern Woodmen of America Variable Annuity Account

(Exact Name of Registrant)

Modern Woodmen of America

(Name of Depositor)

1701 1st Avenue

Rock Island, Illinois 61201

309-786-6481

(Address and Telephone Number of Principal Executive Office)

 Darcy G. Callas, Esquire

1701 1st Avenue

Rock Island, Illinois 61201

(Name and Address of Agent for Service of Process)

Copy to:

Thomas E. Bisset, Esquire

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485;

☒ on May 1, 2015 pursuant to paragraph (b) of Rule 485;

☐ 60 days after filing pursuant to paragraph (a) of Rule 485;

☐ on _________ pursuant to paragraph (a) of Rule 485.

Securities being offered: Flexible Premium Deferred Variable Annuity Certificates

Modern Woodmen of America Variable Annuity Account

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
VARIABLE ANNUITY CERTIFICATE

PROSPECTUS
May 1, 2015

Modern Woodmen of America, a fraternal benefit society, (the “Society”) is offering the individual flexible premium deferred variable annuity certificate (the “Certificate”) described in this Prospectus. The Certificate provides for Accumulated Value and annuity payments on a fixed and variable basis. The Society sells the Certificate to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Certificate Holder (“you” or “your”) may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of Modern Woodmen of America Variable Annuity Account (the “Account”), each of which invests in one of the following Investment Options:

American Century Investments

VP Capital Appreciation Fund

VP Mid Cap Value Fund

VP Ultra® Fund

American Funds Insurance Series

American Funds IS Capital Income Builder—Class 1

American Funds IS Global Bond Fund—Class 2

American Funds IS Global Growth and Income Fund—Class 1

American Funds IS Global Small Capitalization Fund—Class 1

American Funds IS Growth Fund—Class 2

American Funds IS Growth-Income Fund—Class 2

American Funds IS Managed Risk Growth Fund—Class P1

American Funds IS Managed Risk Growth-Income Fund—Class P1

American Funds IS New World Fund—Class 1

Calvert Variable Products, Inc.

Calvert VP Nasdaq-100 Index Portfolio

Calvert VP Russell 2000 Small Cap Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

Dreyfus Variable Investment Fund

VIF Appreciation Portfolio—Initial Share Class

VIF Growth & Income Portfolio—Initial Share Class

VIF International Equity Portfolio—Initial Share Class

VIF Opportunistic Small Cap Portfolio—Initial Share Class

Dreyfus Socially Responsible

Growth Fund Inc.—Service Share Class

Federated Insurance Series Fund

Federated Managed Tail Risk Fund II—Primary Shares

Federated Managed Volatility Fund II

Federated Prime Money Fund II

Federated Quality Bond Fund II—Primary Shares

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Initial Class

VIP Energy—Service Class 2

VIP Freedom 2015 Portfolio—Initial Class

VIP Freedom 2020 Portfolio—Initial Class

VIP Freedom 2025 Portfolio—Initial Class

VIP Freedom 2030 Portfolio—Initial Class

VIP Freedom 2035 Portfolio—Initial Class

VIP Freedom 2040 Portfolio—Initial Class

VIP Freedom 2045 Portfolio—Initial Class

VIP Freedom 2050 Portfolio—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

VIP Real Estate Portfolio—Initial Class

JPMorgan Insurance Trust

Mid Cap Value Portfolio—Class 1

Small Cap Core Portfolio—Class 1

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Health Sciences Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Certificate’s Accumulated Value prior to the Retirement Date will vary to reflect the investment performance of the Investment Options you select.

Please note that the Certificates and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Certificate and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown below. The Statement of Additional Information (“SAI”) has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC. The table of contents for the SAI is at the end of this prospectus.

Please read this Prospectus carefully and retain it for future reference. This Prospectus sets forth the information that a prospective investor should know before investing. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Issued By
Modern Woodmen of America
Variable Product Administrative Center:
PO Box 2005
Rock Island, Illinois 61201
1-800-447-9811

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Page
Possible Charge for the Society’s Taxes	53
Other Tax Consequences	53
DISTRIBUTION OF THE CERTIFICATES	54
LEGAL PROCEEDINGS	55
VOTING RIGHTS	55
ADMINISTRATIVE SERVICES AGREEMENT	56
FINANCIAL STATEMENTS	56
CONDENSED FINANCIAL INFORMATION	Appendix A-1
CALCULATING VARIABLE ANNUITY PAYMENTS	Appendix B-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	SAI-TOC

The Certificate may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

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DEFINITIONS

Account: Modern Woodmen of America Variable Annuity Account.

Accumulated Value: The total amount invested under the Certificate, which is the sum of the values of the Certificate in each Subaccount of the Account plus the value of the Certificate in the Declared Interest Option.

Administrative Center: The Society’s administrative office at PO Box 2005, Rock Island, Illinois, 61201.

Annuitant: The person whose life determines the annuity benefits payable under the Certificate and whose death determines the death benefit.

Beneficiary: The person (or persons) to whom the Society pays the proceeds on the death of the Annuitant.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day. Each Business Day ends at the close of normal trading on the New York Stock Exchange (generally, 3:00 p.m. central time).

Certificate: The individual flexible premium deferred variable annuity certificate we offer and describe in this Prospectus, which term includes the basic certificate, the certificate application, any supplemental applications, any endorsements or additional benefit riders or agreements, and the Articles of Incorporation and By-Laws of the Society which are in force on the Issue Date.

Certificate Anniversary: The same date in each Certificate Year as the Issue Date.

Certificate Holder: The person who controls the Certificate and who is entitled to exercise all rights and privileges provided in the Certificate.

Certificate Year: A twelve-month period beginning on the Issue Date or on a Certificate Anniversary.

The Code: The Internal Revenue Code of 1986, as amended.

Declared Interest Option: An allocation option under the Certificate funded by the Society’s General Account. It is not part of, nor dependent upon, the investment performance of the Account.

Due Proof of Death: Satisfactory documentation provided to the Society verifying proof of death. This documentation may include the following:

(a)  a certified copy of the death certificate;

(b)  a certified copy of a court decree reciting a finding of death;

(c)  the Beneficiary’s statement of election;

(d)  a copy of the Beneficiary’s Form W-9; or

(e)  any other proof satisfactory to the Society.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Account invests.

General Account: The assets of the Society other than those allocated to the Account or any other separate account of the Society.

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Good Order: This means the actual receipt by us of the instructions relating to a transaction in writing—or when appropriate by telephone—along with all forms, information and supporting legal documentation (including any required consents) we require in order to effect the transaction. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Investment Option: A Fund, or a separate investment portfolio of a Fund, in which a Subaccount invests.

Issue Date: The date following the day on which the Society receives a properly completed application and an initial premium at the Administrative Center. It is the date set forth on the data page of the Certificate which the Society uses to determine Certificate Years and Certificate Anniversaries.

Net Accumulated Value: The Accumulated Value less any applicable Surrender Charge.

Non-Qualified Certificate: A Certificate that is not a Qualified Certificate.

Qualified Certificate: A Certificate the Society issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Code.

Retirement Date: The date when the Society applies the Accumulated Value under a settlement option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

The Society (“we”, “us” or “our”): Modern Woodmen of America, a fraternal benefit society.

Subaccount: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each Valuation Period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Written Notice: A written request or notice signed by the Certificate Holder on a form satisfactory to the Society which we receive in good order at our Administrative Center.

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FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Certificate. The first table describes the fees and expenses that are payable at the time you buy the Certificate, surrender the Certificate or transfer Accumulated Value among the Subaccounts and the Declared Interest Option.

Certificate Holder Transaction Expenses	Guaranteed Maximum Charge	Current Charge
Surrender Charge (as a percentage of amount withdrawn or surrendered)(1)	8%	8%
Transfer Processing Fee(2)	$25	$25

(1)  The surrender charge is only assessed during the first eight Certificate Years. The surrender charge declines 1% annually to 0% in the ninth Certificate Year. You may annually withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Certificate Anniversary without incurring a surrender charge. This amount is not cumulative from Certificate Year to Certificate Year. We may waive this charge under certain circumstances. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

(2)  We do not assess transfer processing fees for the first twelve (12) transfers in a Certificate Year, but we may impose a charge of $25 for the thirteenth (13th) and each subsequent transfer during a Certificate Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Certificate, not including Fund fees and expenses.

Periodic Charges	Guaranteed Maximum Charge	Current Charge
Annual Administrative Charge(3)	$ 45	$ 30
Separate Account Annual Expenses (as a percentage of average variable accumulated value)
Mortality and Expense Risk Charge	1.40%	1.40%
Total Separate Account Annual Expenses	1.40%	1.40%

(3)  We currently deduct an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date and may waive the charge if your initial premium payment, or whenever your Accumulated Value on the most recent Certificate Anniversary, is $50,000 or greater.

The next table shows the minimum and maximum fees and expenses charged by any of the Investment Options for the fiscal year ended December 31, 2014. More detail concerning each Investment Option’s fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses
(expenses that are deducted from Investment Option assets)(4)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.68%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(5)	0.10%	1.68%

(4)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2014. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they

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may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, total annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.09%

(5)  The “Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or expense reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Certificate Holders and will continue past the current year.

Examples

The examples are intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity products. These costs include Certificate Holder transaction expenses, the annual administrative charge, mortality and expense risk fees, and Investment Option fees and expenses. Because no deduction is currently made under the Certificates for premium taxes, the examples do not reflect a deduction for premium taxes.

Each example assumes that you invest $10,000 in the Certificate for the time periods indicated and that your investment has a 5% return each year. Each example reflects all applicable fee waiver and expense reimbursement arrangements for the Investment Options, but only for the duration the arrangements remain in effect (i.e., one year). The expense figures for the three, five and ten year periods in each example do not take into account the effect of any fee waiver and expense reimbursement arrangement for the Investment Options.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Certificate at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$922	$1,498	$2,029	$3,606

2.  If you annuitize at the end of the applicable time period and elect fixed settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$830	$1,404	$1,931	$3,606

3.  If you do not surrender your Certificate or you annuitize at the end of the applicable time period and elect fixed settlement option 1, 3 or 5, or a variable settlement option:

1 Year	3 Years	5 Years	10 Years
$278	$1,026	$1,736	$3,606

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Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Annual Investment Option Operating Expenses tables.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Certificate at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$830	$1,048	$1,263	$2,032

2.  If you annuitize at the end of the applicable time period and elect fixed settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$737	$949	$1,158	$2,032

3.  If you do not surrender your Certificate or you annuitize at the end of the applicable time period and elect fixed settlement option 1, 3 or 5, or a variable settlement option:

1 Year	3 Years	5 Years	10 Years
$180	$553	$947	$2,032

(1)  Selection of an annuity payment period with a duration of greater than one year would result in lower one-, three- and five-year expense figures. In calculating the surrender charge that would apply in the case of annuitization under fixed payment option 2 or 4, the Society will add the number of years for which payments will be made under the annuity payment option selected to the number of Certificate Years since the Issue Date to determine the Certificate Year in which the surrender is deemed to occur for purposes of determining the surrender charge percentage that would apply upon annuitization. For more information on the calculation of the surrender charge on the Retirement Date, see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Surrender Charge at the Retirement Date.” For more information on the calculation of the surrender charge associated with a partial withdrawal or surrender, see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)”.

Condensed Financial Information

Please refer to APPENDIX A for accumulation unit information for each Subaccount.

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SUMMARY OF THE CERTIFICATE

Issuance of a Certificate. The Certificate is an individual flexible premium deferred variable annuity certificate with a maximum issue age of 85 for Annuitants (see “DESCRIPTION OF ANNUITY CERTIFICATE—Issuance of a Certificate”). See “DISTRIBUTION OF THE CERTIFICATES” for information on compensation of persons selling the Certificates. The Certificates are:

•               “flexible premium” because you do not have to pay premiums according to a fixed schedule; and

•               “variable” because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

Free-Look Period. You have the right to return the Certificate within 30 days after you receive it (see “DESCRIPTION OF ANNUITY CERTIFICATE—Free-Look Period”). If you return the Certificate, it will become void and you will receive the greater of:

•               premiums paid, or

•               the Accumulated Value on the date the Society receives the returned Certificate at our Administrative Center, plus administrative charges and any other charges deducted under the Certificate.

For Certificates issued in California, you will receive your Accumulated Value upon your exercise of your right to return the Certificate which may be less than the premiums you paid. However, if you allocated all or a portion of your initial premium payment to the Money Market Subaccount or the Declared Interest Option, upon exercise of your right to return the Certificate, you will receive at least the amount of premium allocated to the Money Market Subaccount or the Declared Interest Option, respectively.

Premiums. The minimum initial premium amount the Society accepts is $1,000. (We may waive the minimum initial premium amount for certain Qualified Certificates or premium collection methods.) You may make subsequent premium payments (minimum $50 each) at any time. (See “DESCRIPTION OF ANNUITY CERTIFICATE—Premiums.”)

Allocation of Premiums. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see “DESCRIPTION OF ANNUITY CERTIFICATE—Allocation of Premiums”).

•               The Society will allocate the initial premium and any additional premiums to the Subaccounts and the Declared Interest Option as instructed by the Certificate Holder.

Transfers. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CERTIFICATE—Transfer Privilege”).

•               The minimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

•               Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

•               The Society does not assess transfer processing fees for the first twelve transfers during a Certificate Year.

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•               The Society may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Certificate Year.

Partial Withdrawal. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date (see “DESCRIPTION OF ANNUITY CERTIFICATE—Partial Withdrawals and Surrenders—Partial Withdrawals”). Certain partial withdrawals may be subject to a surrender charge (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender”). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Certificates. (See “FEDERAL TAX MATTERS.”)

Surrender. You may surrender your Certificate upon Written Notice on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CERTIFICATE—Partial Withdrawals and Surrenders—Surrender”). A surrender may have tax consequences and may be restricted under certain Qualified Certificates. (See “FEDERAL TAX MATTERS.”)

Death Benefit. We will pay a death benefit once we receive due proof of the Annuitant’s death before the Retirement Date. If the Annuitant’s age on the Issue Date was less than 76, the death benefit equals the greatest of:

(1)      the sum of premiums paid, less the sum of all partial withdrawal reductions;

(2)      the Accumulated Value; or

(3)      the Performance Enhanced Death Benefit (PEDB) amount.

If the Annuitant’s age on the Issue Date was 76 or older, the death benefit equals the greater of (1) and (2) above.

See “DESCRIPTION OF ANNUITY CERTIFICATE—Death Benefit Before the Retirement Date—Death of an Annuitant” for descriptions of the Performance Enhanced Death Benefit and partial withdrawal reductions.

CHARGES AND DEDUCTIONS

Your Certificate will be assessed the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). We apply a charge if you make a partial withdrawal from or surrender your Certificate during the first eight Certificate Years (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender”).

Certificate Year in Which Withdrawal Occurs	Charge as a Percentage of Amount Withdrawn
1	8%
2	7
3	6
4	5
5	4
6	3
7	2
8	1
9 and after	0

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In each Certificate Year, you may annually withdraw a maximum of 10% of the Accumulated Value as of the most recent prior Certificate Anniversary without incurring a surrender charge.

(See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

We reserve the right to waive the surrender charge as provided in the Certificate. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Waiver of Surrender Charge.”)

Annual Administrative Charge. We deduct an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date (see “CHARGES AND DEDUCTIONS—Annual Administrative Charge”). We currently waive this charge:

•     on the Issue Date if your initial premium payment is $50,000 or greater, or

•     if the Accumulated Value is $50,000 or greater on each subsequent Certificate Anniversary.

We may terminate this waiver at any time. We guarantee that the annual administrative charge will not exceed $45.

Transfer Processing Fee. We may assess a $25 fee for the 13th and each subsequent transfer in a Certificate Year. This charge is guaranteed not to exceed $25 per transfer.

Mortality and Expense Risk Charge. We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.40% (approximately 1.01% for mortality risk and 0.39% for expense risk) (see “CHARGES AND DEDUCTIONS—Mortality and Expense Risk Charge”).

Investment Option Expenses. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option.

Risk of an Increase in Current Fees and Expenses. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Certificate in force.

ANNUITY PROVISIONS

On your Retirement Date, you may choose to have the Net Accumulated Value distributed to you as follows:

•     under a settlement option, or

•     in a lump sum (see “SETTLEMENT OPTIONS”).

FEDERAL TAX MATTERS

The Certificate’s earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Certificates. (See “FEDERAL TAX MATTERS.”)

THE SOCIETY, ACCOUNT AND INVESTMENT OPTIONS

Modern Woodmen of America

The Society was incorporated on May 5, 1884 as a fraternal benefit society in the State of Illinois and is principally engaged in the offering of life insurance and annuity certificates to its members. We are admitted to do business in 48 states and the District of Columbia: Alabama, Arizona,

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Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming. The Society’s principle business address is 1701 1st Avenue, Rock Island, Illinois 61201.

It is the Society’s objective and purpose to bring together persons of exemplary habits and good moral character into a fraternal benefit society and to provide social, intellectual, moral and physical improvement of its members; to promote fraternal relationships and foster acts of fraternity, charity and benevolence by and among its members; to provide opportunities for service to others and community; to encourage and strengthen the concept of the conventional and traditional family unit and to assist its members in living in harmony with their environment.

Modern Woodmen of America Variable Annuity Account

On March 30, 2001, we established the Account pursuant to the laws of the State of Illinois. The Account:

•     will receive and invest premiums paid to it under the Certificate;

•     will receive and invest premiums for other variable annuity certificates we issue;

•     is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

We own the Account’s assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. (The Account’s assets are available to cover the general liabilities of the Society only to the extent that the Account’s assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. For example, we may transfer assets attributable to our investment in the Account or fees and charges that have been earned.) All assets held in the General Account are subject to the Society’s general liabilities from business operations. All obligations arising under the Certificates are general corporate obligations of the Society.

The income, gains and losses (realized and unrealized) from the assets of the Account are, in accordance with the Certificates, credited to or charged against the Account without regard to our other income, gains, or losses.

Investment Options

There are currently 49 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objective(s) and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

The investment objective(s) and policies of certain Investment Options are similar to the investment objective(s) and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios.

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There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

We have summarized below the investment objective(s) and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objective(s). You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses. You may obtain a free copy of the prospectus for each Investment Option by contacting us at our Administrative Center at 866-628-6776.

Note: If you received a summary prospectus for an Investment Option listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

American Century Investments. American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Capital Appreciation Fund

•  This Fund seeks capital growth. The Fund invests primarily in the common stock of medium- and small-sized companies whose rate of growth in earnings and revenue the adviser believes will increase over time. The adviser will also consider the strength of a company’s stock price relative to peer companies.

VP Mid Cap Value Fund	• This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies whose stock price may not reflect the companies’ value.
VP Ultra® Fund

•  This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

American Funds Insurance Series (IS). Capital Research and Management Company serves as the investment advisor to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
American Funds IS Capital Income Builder—Class 1

•  This Portfolio seeks to (1) provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) provide a growing stream of income over the years. A secondary objective is to provide growth of capital. The Portfolio normally invests at least 90% of assets in income-producing securities. At least 50% of assets are invested in equities with a broad range of capitalizations. Up to 50% of assets may be invested outside the United States, including developing countries.

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Portfolio	Investment Objective(s) and Principal Investments
American Funds IS Global Bond Fund—Class 2

•  This Portfolio seeks to provide, over the long term, a high level of total return consistent with prudent investment management. The Portfolio normally invests in government and corporate bonds issued in both developed and developing countries. Investment decisions consider a bond's potential for appreciation and currency gains as well as yield. Up to 35% of assets may be invested in lower rated bonds.

American Funds IS Global Growth and Income Fund—Class 1

•  This Portfolio seeks long term growth of capital while providing current income. The Portfolio invests primarily in dividend-paying companies around the world that we believe to be relatively resilient during market declines.

American Funds IS Global Small Capitalization Fund—Class 1	• This Portfolio seeks long term growth of capital. The Portfolio normally invests at least 80% of assets in stocks of companies around the world with market capitalization of $4.0 billion or less.
American Funds IS Growth Fund—Class 2

•  This Portfolio seeks growth of capital. The Portfolio seeks to invest in companies that appear to offer superior opportunities for growth. Up to 25% of assets can be invested in companies outside the United States.

American Funds IS Growth-Income Fund—Class 2

•  This Portfolio seeks long-term growth of capital and income. The Portfolio invests in companies with the potential for capital appreciation and/or dividend payments. Up to 15% of assets may be invested in securities of issuers outside the United States.

American Funds IS Managed Risk Growth Fund—Class P1(1)

•  This Portfolio seeks growth of capital while seeking to manage volatility and provide downside protection. The Portfolio seeks to invest in companies that appear to offer superior opportunities for growth. Up to 25% of assets can be invested in companies outside the United States.

American Funds IS Managed Risk Growth-Income Fund—Class P1(1)

•  This Portfolio seeks long-term growth of capital and income while seeking to manage volatility and provide downside protection. The Portfolio invests in companies with the potential for capital appreciation and/or dividend payments. Up to 15% of assets may be invested in securities of issuers outside the United States.

American Funds IS New World Fund—Class 1

•  This Portfolio seeks long-term capital appreciation. At least 35% of assets will be invested in stocks and bonds of issuers in developing countries. The fund also invests in stocks of companies with significant ties to the developing world, and up to 25% of assets in bonds offering exposure to developing countries.

(1)  The Investment Option includes a volatility management strategy as part of the Investment Option’s investment objective and/or principal investment strategy. See “Volatility Management Strategies” below.

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Calvert Variable Products, Inc. Calvert Investment Management, Inc. serves as the investment adviser to the Portfolios. Ameritas Investment Partners, Inc. serves as the investment sub-adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Calvert VP Nasdaq-100 Index Portfolio

• This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the Nasdaq-100® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Calvert VP Russell 2000 Small Cap Index Portfolio

• This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Calvert VP S&P MidCap 400 Index Portfolio

• This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Dreyfus. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Appreciation Portfolio—Initial Share Class

• This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus Variable Investment Fund: Growth and Income Portfolio—Initial Share Class

• This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.

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Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Share Class

• This Portfolio seeks capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks of foreign companies (i.e. organized under the laws of countries other than the U.S.) and depository receipts evidencing ownership in such securities.

Dreyfus Variable Investment Fund: Opportunistic Small Cap Portfolio—Initial Share Class

• This Portfolio seeks capital growth. To pursue its goal, the portfolio normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small-cap companies. The portfolio currently considers small-cap companies to be those companies with market capitalizations that fall within the range of the companies in the Russell 2000® Index, the portfolio's benchmark index.

Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class

• This Portfolio seeks to provide capital growth; current income is a secondary goal. This Portfolio normally invests at least 80% of its assets in the common stocks of companies that, in the opinion of fund management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Federated Insurance Series Fund. Federated Global Investment Management Corporation is the investment adviser to Federated Managed Tail Risk Fund II. Federated Equity Management Company of Pennsylvania is the investment adviser to Federated Managed Volatility Fund II; Federated Investment Management Company is the investment adviser for Federated Prime Money Fund II and Federated Quality Bond Fund II, and the sub-adviser for Federated Managed Volatility Fund II and Federated Managed Tail Risk Fund II.

Portfolio	Investment Objective(s) and Principal Investments
Federated Managed Tail Risk Fund II—Primary Shares

• The Fund's investment objective is capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in shares of other funds (“Underlying Funds”). Such Underlying Funds could encompass affiliated and unaffiliated mutual funds, ETF’s, and other affiliated funds that are not offered to the public.

Federated Managed Volatility Fund II(1)

• The Fund’s investment objective is to achieve high current income and moderate capital appreciation. The Fund pursues its investment objective by investing in both equity and fixed-income securities that have high income potential. The Fund’s investment adviser’s (“Adviser”) process for selecting equity investments seeks to identify mature, mid to large-cap value companies and securities with high dividend yields that are likely to maintain and increase their dividends. The Adviser selects fixed-income investments that offer high current yields. The Adviser expects that these fixed income investments will primarily be investment-grade debt issues, domestic noninvestment-grade debt securities (also known as “junk bonds” or “high-yield bonds”) and foreign investment-grade and noninvestment-grade fixed-income securities, including emerging market debt securities.

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Portfolio	Investment Objective(s) and Principal Investments
Federated Prime Money Fund II

• The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s investment objective is to provide current income consistent with stability of principal and liquidity. The Fund invests primarily in a portfolio of high-quality, dollar-denominated, fixed-income securities which: (1) are issued by banks, corporations and the U.S. Government; and (2) mature in 397 days or less.

Federated Quality Bond Fund II—Primary Shares	• This Fund seeks to provide current income by investing in a diversified portfolio of investment-grade, fixed-income securities.

(1)  The Investment Option includes a volatility management strategy as part of the Investment Option’s investment objective and/or principal investment strategy. See “Volatility Management Strategies” below.

Fidelity Variable Insurance Products Funds. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio—Initial Class

• This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of domestic and foreign companies whose value Fidelity Management and Research Company (FMR) believes is not fully recognized by the public.

Fidelity VIP Energy Portfolio—Service Class 2

• This Portfolio seeks capital appreciation. The Portfolio normally invests primarily in common stocks. It normally invests 80% of assets in securities of companies principally engaged in the energy field including the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power. The Portfolio invests in domestic and foreign issuers. The Portfolio uses fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.

Fidelity VIP Freedom 2015 Portfolio—Initial Class

Fidelity VIP Freedom 2020 Portfolio—Initial Class

Fidelity VIP Freedom 2025 Portfolio—Initial Class

Fidelity VIP Freedom 2030 Portfolio—Initial Class

Fidelity VIP Freedom 2035 Portfolio—Initial Class

Fidelity VIP Freedom 2040 Portfolio—Initial Class

Fidelity VIP Freedom 2045 Portfolio—Initial Class

Fidelity VIP Freedom 2050 Portfolio—Initial Class

• These Portfolios seek high total return with a secondary objective of principal preservation as each Portfolio approaches its target date and beyond. The Portfolios invest in a combination of underlying Fidelity VIP equity, fixed-income and short-term funds using a moderate asset allocation strategy designed for investors expecting to retire around the year 2015, 2020, 2025, 2030, 2035, 2040, 2045 and 2050, respectively.

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Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Growth Portfolio—Initial Class

• This Portfolio seeks to achieve capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of domestic and foreign companies Fidelity Management and Research Company (FMR) believes have above-average growth potential.

Fidelity VIP Growth & Income Portfolio—Initial Class

• This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in common stocks, with a focus on those that pay current dividends and show potential for capital appreciation. The Portfolio may potentially invest in bonds, including lower quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation. This Portfolio invests in domestic and foreign issuers of stock.

Fidelity VIP High Income Portfolio—Service Class 2

• This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

Fidelity VIP Index 500 Portfolio—Initial Class

• This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500® Index. The Portfolio also lends securities to earn income for the fund.

Fidelity VIP Mid Cap Portfolio—Service Class 2

• This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of assets in securities of domestic and foreign companies with medium market capitalizations. The investment adviser invests primarily in either “growth” stocks or “value” stocks or both.

Fidelity VIP Overseas Portfolio—Initial Class

• This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio’s total assets will be invested in common stocks of non-U.S. securities, allocating investments across different countries and regions.

Fidelity VIP Real Estate Portfolio—Initial Class

• This Portfolio seeks above average income and long-term capital growth consistent with reasonable investment risk. The Portfolio normally invests at least 80% of assets in securities of domestic and foreign companies principally engaged in the real estate industry and other real estate related investments. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500®.

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JP Morgan Insurance Trust. J.P. Morgan Investment Management, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Insurance Trust Mid Cap Value Portfolio—Class 1

• This Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing in equity securities. The Portfolio normally invests primarily in equity securities of mid-cap companies with market capitalizations between $1 billion and $20 billion at the time of purchase.

JPMorgan Insurance Trust Small Cap Core Portfolio—Class 1

• This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in equity securities of small-cap companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase.

T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio

• This Portfolio seeks to provide a high level of dividend income and long-term capital growth through investments in large-capitalization stocks of companies with a strong track record of paying dividends or that are undervalued. A value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Health Sciences Portfolio

• This Portfolio seeks long-term growth of capital by investing primarily in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. Due to the fund's concentration in health sciences companies, its share price will be more volatile than that of more diversified funds.

Mid-Cap Growth Portfolio

• This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor’s Mid-Cap 400 Index or the Russell Mid Cap Growth Index. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies.

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Portfolio	Investment Objective(s) and Principal Investments
New America Growth Portfolio

• This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing or have the greatest growth potential in the U.S. Fast-growing companies can be found across an array of industries in today’s “new America”. The Portfolio may be subject to above-average risk since growth companies pay few dividends and are typically more volatile than slower-growing companies with high dividends.

Personal Strategy Balanced Portfolio

• This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks and 40% bonds, money market securities, and cash reserves. Since the majority of the Portfolio is invested in stocks, the primary risk is declining share prices; the bond portion will be subject to interest rate and credit risk.

T. Rowe Price International Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio. T. Rowe Price International Ltd is the investment sub-adviser.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio

• This Portfolio seeks to provide long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. This Portfolio is subject to market risk and the unique risks of international investing, including currency fluctuation.

The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that are not affiliated with the Society; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to Certificate Holders arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that are not affiliated with the Society. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Certificate Holders, we will take appropriate action on our own, which may include withdrawing the Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

We select the Investment Options offered through this Certificate based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Certificate Holders.

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We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Certificate resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.00% to 0.25% of the annual average assets we hold in the Investment Options. In addition, MWA Financial Services, Inc., the principal underwriter of the Certificates, receives 12b-1 fees deducted from certain portfolio assets attributable to the Certificate for providing distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option’s investment return. The Society and its affiliates may profit from these payments.

Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

Volatility Management Strategies

Investment Options that utilize a volatility management strategy are designed to reduce the overall volatility of the Investment Option and provide you with risk-adjusted returns over time. During rising markets, the volatility management strategy, however, could result in your Accumulated Value rising less than would have been the case had you been invested in an Investment Option that does not utilize a volatility management strategy. Conversely, investing in an Investment Option that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the Investment Option’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Accumulated Value may decline less than would have been the case had you not been invested in an Investment Option that features a volatility management strategy.

Please further note that Investment Options may utilize volatility management techniques that differ from each other. Please see the Investment Options’ prospectuses for more information about the Investment Options’ objective and strategies.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new Subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new Subaccounts available to existing Certificate Holders on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, investment conditions or regulatory requirements warrant.

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In the event of any such substitution, deletion or change, we may make appropriate changes in this and other Certificates to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights with regard to the Subaccounts under the Certificates, we may:

•               operate the Account as a management investment company under the 1940 Act;

•               deregister the Account under that Act in the event such registration is no longer required; or

•               combine the Account with our other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate these voting rights under the Certificate.

DESCRIPTION OF ANNUITY CERTIFICATE

Issuance of a Certificate

You must complete an application in order to purchase a Certificate, which can be obtained through a licensed representative of the Society, who is also a registered representative of MWA Financial Services, Inc. (“MWAFS”). Your Issue Date will be the date following the day the properly completed application and the initial premium are received at our Administrative Center. See “DESCRIPTION OF ANNUITY CERTIFICATE—Allocation of Premiums” for our procedures upon receipt of an incomplete application. The Society sells Qualified Certificates for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Certificates. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Certificate; therefore, you should consider whether the features and benefits unique to the Certificate are appropriate for your needs prior to purchasing a Qualified Certificate. We apply a maximum issue age of 85 for Annuitants.

The Annuitant is the owner and person having control of the Certificate, unless another owner is named. During the Annuitant’s lifetime, the person having control of the Certificate may exercise all of the rights and receive all of the benefits provided by the Certificate without the consent of any other person.

If the issue age is 15 or less, the applicant for the Certificate, or the applicant’s duly appointed successor, shall have control of the Certificate but may not assign it. During the period after the Annuitant attains age 16 and before the Annuitant attains age 21, control of the Certificate will pass to the Annuitant: (a) upon the death of such applicant; or (b) upon receipt of a written request by such applicant in a form satisfactory to the Society. When the Annuitant attains age 21, control of the Certificate shall automatically pass to the Annuitant.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Administrative Center on a timely basis.

Premiums

The minimum initial premium amount the Society will accept is $1,000. We may waive the minimum initial premium amount for certain Qualified Certificates or premium collection

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methods. You may make minimum subsequent premium payments of $50 or more at any time during the Annuitant’s lifetime and before the Retirement Date.

You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the automatic payment plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. You should forward all premium payments to our Administrative Center.

If mandated under applicable law, the Society may be required to reject a premium payment. The Society may also be required to provide additional information about you and your Certificate to government regulators.

Free-Look Period

We provide for an initial “free-look” period during which time you have the right to return the Certificate within 30 days after you receive it. If you return the Certificate, it will become void and you will receive the greater of:

•               premiums paid, or

•               the Accumulated Value on the date we receive the returned Certificate at our Administrative Center, plus administrative charges and any other charges deducted under the Certificate.

For Certificates issued in California, you will receive your Accumulated Value upon your exercise of your right to return the Certificate which may be less than the premiums you paid. However, if you allocated all or a portion of your initial premium payment to the Money Market Subaccount or the Declared Interest Option, upon exercise of your right to return the Certificate, you will receive at least the amount of premium allocated to the Money Market Subaccount or the Declared Interest Option, respectively.

Allocation of Premiums

Upon receipt at our Administrative Center of your properly completed Certificate application and initial premium payment, we will allocate the initial premium to the Subaccounts and the Declared Interest Option in accordance with the Premium Allocation percentages shown in the application. We deem receipt to occur on a Business Day if we receive your properly completed Certificate application and premium payment at our Administrative Center before 3:00 p.m. central time. If received on or after 3:00 p.m. central time on a Business Day, we deem receipt to occur on the following Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. (You must invest a minimum of 1% in each Investment Option. The Society may, in its sole discretion, raise the minimum allocation requirement to 10% at any time. All percentages must be in whole numbers.)

•               We will allocate subsequent premiums in the same manner at the end of the Valuation Period when we receive them at our Administrative Center, unless the allocation percentages are changed. We must receive a premium payment at our Administrative Center by 3:00 p.m. central time on a Business Day for the premium to be allocated that Business Day and credited with Subaccount unit values determined as of that time. Premiums received at or after 3:00 p.m. central time on a Business Day will be allocated on the

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following Business Day and credited with Subaccount unit values determined as of the close of that Business Day (3:00 p.m. central time).

•               You may change your allocation instructions at any time by sending Written Notice to our Administrative Center. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

•               You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

Because the Accumulated Values in each Subaccount will vary with that Subaccount’s investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

Variable Accumulated Value

The variable accumulated value of your Certificate will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Society does not guarantee a minimum variable accumulated value, and, because your Certificate’s variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Variable Accumulated Value. Your Certificate’s variable accumulated value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Certificate. These values are determined by multiplying each Subaccount’s unit value by the number of units allocated to that Subaccount.

Determination of Number of Units. The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subaccount in your Certificate is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the Valuation Period, we will increase the number of units in each Subaccount by:

•               any premiums paid, and

•               any amounts transferred from another Subaccount or the Declared Interest Option.

We will decrease the number of units in each Subaccount by:

•               any amounts withdrawn,

•               applicable charges assessed, and

•               any amounts transferred to another Subaccount or the Declared Interest Option.

Determination of Unit Value. We have set the unit value for each Subaccount’s first Valuation Period at $10. We calculate the unit value for a Subaccount for each subsequent Valuation Period by dividing (a) by (b) where:

(a)       is the net result of:

1.            the value of the net assets in the Subaccount at the end of the preceding Valuation Period; plus

2.            the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current Valuation Period; minus

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3.            the capital losses, realized or unrealized, charged against the Subaccount during the current Valuation Period; minus

4.            any amount charged for taxes or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

5.            the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

(b)      is the number of units outstanding at the end of the preceding Valuation Period.

Transfer Privilege

You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your Written Notice at our Administrative Center.

•               The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

•               Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option.

•               If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

•               The Society does not assess the transfer processing fees for the first twelve transfers during a Certificate Year.

•               The Society may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Certificate Year.

We process transfers at the unit values next determined after we receive your request in good order at our Administrative Center. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the end of the transmission.

•               We allow an unlimited number of transfers among or between the available Subaccounts or the Declared Interest Option, subject to our limitations on frequent transfer activity. (See “THE DECLARED INTEREST OPTION—Transfers from Declared Interest Option” and “Description of Annuity Certificate—Transfer Privilege—Additional Limitations on Transfers”).

All transfer requests received in a Valuation Period will be considered to be one transfer, regardless of the number of Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. Call 1-866-628-6776 to make a telephone transfer. We reserve the right to suspend telephone transfer privileges at any time.

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We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should send a Written Notice to our Administrative Center.

Additional Limitations on Transfers. When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Certificate Holder who makes frequent transfers among the Subaccounts available under this Certificate causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Certificate Holder between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Certificate Holders and other persons who may have material rights under the Certificate (e.g., Beneficiaries). We endeavor to protect long-term Certificate Holders by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Certificate, and have no arrangements in place to permit any Certificate Holder to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Certificate.

We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Certificate Holders. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Certificates that we believe are related (e.g., two Certificates with the same Certificate Holder or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage use of the dollar cost averaging, asset rebalancing or interest sweep programs.

If transfer activity violates our established parameters, we may apply restrictions that we reasonably believe will prevent any disadvantage to other Certificate Holders and persons with material rights under a Certificate. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Certificate Holders who violate these parameters. If we impose any restrictions on your transfer activity we will notify you in writing. The restrictions that we may impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable insurance contracts and

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separate accounts it is possible that some Certificate Holders may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Society’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Certificate Holders (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Certificate, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Certificate Holders or intermediaries acting on behalf of Certificate Holders. Moreover, because our procedures to detect frequent transfer activity may not detect such activity before it occurs, some frequent transfer activity may occur before we are able to restrict the activity. Our ability to discourage and restrict frequent transfer activity may also be limited by the provisions of the Certificate.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Certificate Holders, other persons with material rights under the Certificate, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Certificate Holders engaging in frequent transfer activity among the Subaccounts under the Certificate. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Certificate Holders should be aware that we may not have the contractual obligation or the operational capacity to monitor Certificate Holders’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Certificate Holders and other persons who have material rights under the Certificate should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Certificate Holders and other persons with material rights under the Certificate also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable annuity contracts or variable insurance policies (“variable contracts”). The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to detect and to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that

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may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fails to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Society, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Certificate Holders engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Society’s ability to satisfy its contractual obligations to Certificate Holders.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Certificate Holders.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future and provide information about your transaction activity to the Funds.

Partial Withdrawals and Surrenders

Partial Withdrawals. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date.

•               The minimum amount which you may partially withdraw is $500.

•               If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Certificate.

We will process your partial withdrawal based on the net asset value next determined after we receive Written Notice at our Administrative Center. This means that if we receive your Written Notice for partial withdrawal prior to 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice for partial withdrawal at or after 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time on the following Business Day. You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. Any applicable surrender charge will be deducted from your Accumulated Value. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Administrative Center.

Should your partial withdrawal result in a full surrender of your Certificate, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your Written Notice. If we are unable to contact you, or you instruct us to process the partial withdrawal, we will pay the Net Accumulated Value within seven days of receipt of your original Written Notice at our Administrative Center.

Surrender. You may surrender your Certificate upon Written Notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined

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after we receive your Written Notice and your Certificate at our Administrative Center. This means that if we receive your Written Notice to surrender the Certificate prior to 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value for your Certificate as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender the Certificate at or after 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value of your Certificate as of 3:00 p.m. central time on the following Business Day.

You may choose to have the Net Accumulated Value distributed to you as follows:

•  under a settlement option; or

•  in a lump sum.

If you do not choose a payment option, we will distribute the Net Accumulated Value to you in a lump sum payment.

Facsimile Requests. You may request a partial withdrawal from or surrender of your Certificate via facsimile.

•               Facsimile requests must be directed to 1-309-558-3151 at our Administrative Center. We are not liable for the timely processing of any misrouted facsimile request.

•               A request must identify your name and Certificate number. We may require your address or social security number be provided for verification purposes.

•               We will compare your signature to your original Certificate application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided. You should be able to obtain a signature guarantee from your bank, broker, credit union (if authorized under state law) or savings association. A notary public cannot provide a signature guarantee.

•               Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Administrative Center. We treat facsimile requests as having been received based upon the time noted at the end of the transmission.

•               A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

•               We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a Written Notice to our Administrative Center. We are not liable for any processing delays related to a failure of the telephone system.

•               We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrender and Partial Withdrawal Restrictions. Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See “FEDERAL TAX MATTERS—Taxation of Annuities” and “—Taxation of Qualified Plans.”

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Transfer and Withdrawal Options

You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to our Administrative Center. The options selected will remain in effect until we receive a written termination request from you at our Administrative Center.

Automatic Rebalancing. We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually, to match your Certificate’s then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

•               Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

•               This feature is free and is not considered in the twelve free transfers permitted during a Certificate Year.

•               This feature cannot be utilized in combination with the dollar cost averaging program.

Transferring all assets to the Declared Interest Option (DIO) will terminate any Automatic Rebalancing instructions. Automatic Rebalancing can be subsequently requested when premiums are allocated to at least two investment options. Automatic Rebalancing cannot be set up if premiums are only allocated to one investment option.

Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

To participate in the dollar cost averaging program, you must place at least $1,000 in a single “source account” (either the Declared Interest Option or the Money Market Subaccount). Each month, we will automatically transfer equal amounts from the source account to your designated “target accounts.”

•               The minimum amount of each transfer is $100.

•               Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

•               You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

•               We will terminate this option when monies in the source account are depleted, or upon receipt of a Written Notice at our Administrative Center.

•               Transfers due to this feature are counted towards the twelve free transfers permitted during a Certificate Year. All transfers made on the same date count as one transfer.

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•               This feature is free and cannot be utilized in combination with the automatic rebalancing or systematic withdrawal programs.

Systematic Withdrawals. You may elect to receive automatic partial withdrawals.

•               You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

•               You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

•               The minimum amount which you may withdraw is $100.

•               The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.

•               In each Certificate Year you may annually withdraw a maximum of 10% of Accumulated Value calculated as of the most recent prior Certificate Anniversary without incurring a surrender charge. See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”

•               Withdrawals in excess of 10% of Accumulated Value as of the most recent Certificate Anniversary are subject to a surrender charge.

•               Distributions will take place on the same date each month as the Issue Date, or on the next Business Day.

•               You may change the amount and frequency upon Written Notice to our Administrative Center.

•               This feature cannot be utilized in combination with the dollar cost averaging program.

•               There is no charge for electing the systematic withdrawal program.

Interest Sweep. You may elect to participate in an interest sweep program. The interest sweep program is designed to automatically transfer interest earnings from the Declared Interest Option to one or more Subaccounts on your Certificate Anniversary.

•               You must have at least $5,000 in the Declared Interest Option to establish the interest sweep program.

•               The maximum number of Subaccounts which you may select to receive interest earnings at any one time is ten. If you do not specify the allocation of interest earnings among the Subaccounts, we will transfer interest earnings to the designated Subaccounts in accordance with your then-effective premium allocation instructions.

•               We will terminate this option upon receipt of a written request at our Administrative Center.

•               This feature is free and is not considered in the twelve free transfers permitted during a Certificate Year.

•               We reserve the right to discontinue the interest sweep program if your balance in the Declared Interest Option is less than $5,000.

•               For Certificates issued in Oregon, South Carolina and Utah prior to February 29, 2012, the interest sweep program is not available. For Certificates issued in Washington prior to January 31, 2009, the Interest Sweep Program is also not available.

We may terminate the automatic rebalancing, dollar cost averaging, interest sweep and systematic withdrawal privileges at any time.

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Death Benefit Before the Retirement Date

Death of Certificate Holder. If a Certificate Holder who is the Annuitant dies prior to the Retirement Date, we will pay the death benefit to the Beneficiary in one sum within five years of the deceased Certificate Holder’s death. If a Certificate Holder who is not the Annuitant dies before the Retirement Date, then any surviving Certificate Holder will become the new Certificate Holder. If there is no surviving Certificate Holder, ownership of the Certificate passes to the deceased Certificate Holder’s estate.

The surviving Certificate Holder or new Certificate Holder is afforded the following options:

1.            If the sole surviving Certificate Holder or the sole new Certificate Holder is the spouse (as defined under federal law) of the deceased Certificate Holder, he or she may elect, within 60 days after we receive due proof of death, to continue the Certificate as the new Certificate Holder. If such an election is made, the death benefit will not be paid at that time. The death benefit will become payable upon the death of the new Certificate Holder.

2.            If the surviving Certificate Holder or the new Certificate Holder is not the spouse of the deceased Certificate Holder:

(a)       he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased Certificate Holder’s death, or

(b)      he or she may elect to receive the Net Accumulated Value paid out under one of the annuity settlement options, with payments beginning within one year after the date of the deceased Certificate Holder’s death and with payments being made over the lifetime of the Certificate Holder, or over a period that does not exceed the life expectancy of the Certificate Holder.

The surviving Certificate Holder or the new Certificate Holder must choose either payment option (a) or (b) above before the Society will pay the Net Accumulated Value.

Under either of these options, surviving Certificate Holders or new Certificate Holders may exercise all rights and privileges from the date of the deceased Certificate Holder’s death until the date that the Net Accumulated Value is paid.

In the case of a non-natural Certificate Holder, the death of the Annuitant shall be treated as the death of the Certificate Holder.

Other rules may apply to a Qualified Certificate.

Death of an Annuitant. If the Annuitant dies before the Retirement Date, we will pay the death benefit under the Certificate to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit pursuant to Section 22 of the Society’s By-Laws.

If the Annuitant’s age on the Issue Date was less than 76, we will determine the death benefit as of the date we receive due proof of death and the death benefit will equal the greatest of:

•               the sum of the premiums paid, less the sum of all partial withdrawal reductions (defined below);

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•               the Accumulated Value; or

•               the Performance Enhanced Death Benefit (PEDB) amount.

On dates we calculate the PEDB amount, the PEDB amount will be based on the Accumulated Value under the Certificate. We may reduce the PEDB amount by the amount of any partial withdrawal reduction. The PEDB amount will be equal to zero on the Issue Date if we have not received your initial premium payment. At the time you make your initial premium payment, the PEDB amount will equal the initial premium payment. We will calculate the PEDB amount: (1) on each Certificate Anniversary; (2) at the time you make a premium payment or partial withdrawal; and (3) on the Annuitant’s date of death. After your initial premium payment, the PEDB amount on each calculation date will equal the greater of: (1) the PEDB amount last calculated less any partial withdrawal reductions; or (2) the then current Accumulated Value.

We will continue to recalculate the PEDB amount on each Certificate Anniversary until the Certificate Anniversary immediately prior to the Annuitant’s 91st birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.

If the Annuitant’s age on the Issue Date was 76 or older, the death benefit will be determined as of the date we receive due proof of death and is equal to the greater of:

•               the sum of the premiums paid, less the sum of all partial withdrawal reductions (defined below), or

•               the Accumulated Value.

A partial withdrawal reduction is defined as (a) multiplied by the ratio of (b) divided by (c) where:

(a)       is the death benefit immediately prior to withdrawal;

(b)      is the amount of the partial withdrawal; and

(c)       is the Accumulated Value immediately prior to withdrawal.

We will pay the death benefit to the Beneficiary in a lump sum within 5 years of the Annuitant’s death unless the Certificate Holder or Beneficiary elects a settlement option. We do not pay a death benefit if the Annuitant dies after the Retirement Date.

If the Annuitant who is also a Certificate Holder dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to a settlement option if:

•               payments under the option begin within 1 year of the Annuitant’s death, and

•               payments under the option are payable over the Beneficiary’s life or over a period not greater than the Beneficiary’s life expectancy.

If the Certificate Holder’s spouse is the designated Beneficiary, the Certificate may be continued with such surviving spouse as the new Certificate Holder.

Other rules may apply to a Qualified Certificate.

Incremental Death Benefit Rider. The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Certificate. (This rider is not available in the State of Washington.) The death benefit under the Incremental Death Benefit Rider becomes payable only when the death benefit under the Certificate becomes payable. There is no charge for this rider. The rider is not in effect if the Annuitant’s age on the Issue Date is 71 or over.

If the Annuitant’s age on the Issue Date is less than 71, the Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

(a)       is the Accumulated Value; and

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(b)      is the sum of all premium payments less the sum of all partial withdrawal reductions (described above).

The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

Example

The following example demonstrates how the Incremental Death Benefit works. It is based on hypothetical values and is not reflective of past or future performance of the Investment Options in the Certificate.

Date	Total Premiums Paid	Accumulated Value	Gain	Death Benefit	Incremental Death Benefit
5/1/2015	$100,000	$100,000	$ 0	$100,000	$ 0
5/1/2035	$100,000	$450,000	$350,000	$450,000	$50,000

If we receive Due Proof of Death on May 1, 2035, and there were no partial withdrawals made prior to the Annuitant’s death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Certificate ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

Abandoned Property Requirements

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or date the death benefit is due and payable. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change. Please call 866-628-6776 to make such changes.

Proceeds on the Retirement Date

You select the Retirement Date. There is no minimum Annuitant age for the Retirement Date. For Non-Qualified Certificates, the Retirement Date at issue may be no later than the Annuitant’s age 70 or 10 years after the Issue Date. For Qualified Certificates, the Retirement Date may be no later than the Annuitant’s age 70 1/2 or such other date as meets the requirements of the Code.

On the Retirement Date, we will apply the proceeds under a life income annuity settlement option with ten years guaranteed, unless you choose to have the proceeds paid under another option. (See “SETTLEMENT OPTIONS.”) This settlement option is available as either a fixed or variable settlement option. You must make a selection to receive payments on a fixed or variable basis before payments can commence. If you elect to receive a fixed or variable life contingent settlement option, then we will not assess a surrender charge. If you elect to receive fixed annuity

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payments under Option 2 (Income for a Fixed Period) or Option 4 (Income of a Fixed Amount), then we assess a surrender charge by adding the number of years for which payments will be made to the number of Certificate Years that your Certificate has been in force to determine what the charge will be. If a lump sum payment is chosen, we will pay the Net Accumulated Value on the Retirement Date.

If you die before 120 payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date.

You may change the Retirement Date at any time before distribution payments begin, subject to these limitations:

•               we must receive Written Notice at our Administrative Center at least 30 days before the current Retirement Date;

•               the requested Retirement Date must be a date that is at least 30 days after receipt of the Written Notice; and

•               the requested Retirement Date must be no later than any date required by law.

Payments

We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a Written Notice at our Administrative Center. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

•               the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

•               the SEC permits by an order the postponement for the protection of Certificate Holders; or

•               the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account’s net assets not reasonably practicable.

If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

If, under SEC rules, the Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial withdrawal, surrender or death benefit from the Money Market Subaccount until the Portfolio is liquidated.

We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received in good order.

If mandated under applicable law, we may be required to block a Certificate Holder’s account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator. We may be required to provide additional information about you and your Certificate to government regulators.

Cyber Security

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to

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operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential Certificate Holder information. Cyber-attacks affecting us, any third party administrator, the Investment Options, intermediaries and other affiliated or third-party service providers may adversely affect us and your Accumulated Value. For instance, cyber-attacks may interfere with our processing of Certificate transactions, including the processing of orders with the Investment Options, impact our ability to calculate unit values, cause the release and possible destruction of confidential Certificate Holder or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Investment Options invest, which may cause your Certificate to lose value. There can be no assurance that we or the Investment Options or our service providers will avoid losses affecting your Certificate due to cyber-attacks or information security breaches in the future.

Modification

You may modify your Certificate only if one of our officers agrees in writing to such modification. Upon notification to you, we may modify your Certificate if:

•               necessary to make your Certificate or the Account comply with any law or regulation issued by a governmental agency to which the Society is subject;

•               necessary to assure continued qualification of your Certificate under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

•               necessary to reflect a change in the operation of the Account; or

•               the modification provides additional Subaccount and/or fixed accumulation options.

We will make the appropriate endorsement to your Certificate in the event of most such modifications.

Reports to Certificate Holders

We will mail to you, at least annually, a report containing the Accumulated Value of your Certificate (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

Inquiries

You may contact the Society in writing at our Administrative Center if you have any questions regarding your Certificate.

Change of Address

We confirm all Certificate Holder change of address requests by sending a confirmation to both the old and new addresses.

THE DECLARED INTEREST OPTION

You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and

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pays interest at declared rates guaranteed for each Certificate Year, subject to a minimum guaranteed interest rate of 3%. For Certificates issued on or after January 1, 2012 in the following states, however, the minimum guaranteed interest rate is set forth in the Certificate: Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Pennsylvania, South Dakota, Tennessee, Texas, Vermont, Virginia, West Virginia, Wisconsin and Wyoming (each, an “Original Certificate State”). In addition, for Certificates issued on or after March 1, 2012 in the following states, the minimum guaranteed interest rate is also set forth in the Certificate: Delaware, Massachusetts, Oregon, South Carolina and Utah (each, a “New Certificate State”). For Certificates issued on or after January 1, 2012 in Original Certificate States and Certificates issued on or after March 1, 2012 in New Certificate States, the minimum guaranteed rate of interest set forth in the Certificate will not be less than 1%.

The Declared Interest Options is not available for Certificates issued in Oregon, South Carolina, and Utah prior to February 29, 2012. Certificates issued in Washington before January 31, 2009 also do not have the Declared Interest Option available. A registered representative can provide information on the availability of the Declared Interest Option.

The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the “1933 Act”), and neither the Declared Interest Option nor the Society’s General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Society’s General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of your Accumulated Value allocated to the Declared Interest Option (the “Declared Interest Option accumulated value”) will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Society’s general liabilities from business operations. To the extent that the Society is required to pay you amounts in addition to your Accumulated Value under any guarantees under the Certificate, including the death benefit, such amounts will come from the General Account. Thus, those guarantees are subject to the Society’s financial strength and claims paying ability and the risk that the Society may default on the guarantees. You should be aware that General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance contracts and financial products as well, and we also pay our obligations under these products from assets in our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of the General Account.

As a fraternal benefit society, the Society, in effect, is owned by its members; thus its members bear responsibility for certain liabilities of the Society. In that regard, if the Society’s reserves pertaining to the Certificates should be impaired, as provided in your Certificate and under Section 300.1 of the Illinois Insurance Code for Fraternal Benefit Societies, to the extent you have allocated or transferred amounts to the Declared Interest Option, you may be held responsible for a portion of the deficiency as the board of directors of the Society in its discretion may determine. If you do not satisfy such deficiency, we will apply that amount as a debt against your Certificate and it will accrue interest at an annual rate of 5%, or you may consent to an equivalent reduction in member benefits.

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Minimum Guaranteed and Current Interest Rates

The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%, except for Certificates issued in Original Certificate States on or after January 1, 2012 and Certificates issued in New Certificate States on or after March 1, 2012 where the Declared Interest Option accumulated value is guaranteed to accumulate at the minimum effective annual interest rate set forth in the Certificate. See “THE DECLARED INTEREST OPTION” for a list of Original Certificate and New Certificate States. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined at the sole discretion of the Society. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Certificate is the rate in effect on your most recent Certificate Anniversary. This rate will remain unchanged until your next Certificate Anniversary (i.e., for your entire Certificate Year). During each Certificate Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, except for Certificates issued in Original Certificate States on or after January 1, 2012 and Certificates issued in New Certificate States on or after March 1, 2012, or shortening the period for which the current interest rate applies to less than a Certificate Year. The Society’s right to change the method of crediting interest for Accumulated Value held in the Declared Interest Option will not affect the guaranteed minimum interest rate under the Certificate.

Calculation of Declared Interest Option Accumulated Value. The Declared Interest Option accumulated value is equal to:

•               amounts allocated and transferred to the Declared Interest Option, plus

•               interest credited, less

•               amounts deducted, transferred or withdrawn.

Transfers from Declared Interest Option

You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Certificate Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be less than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

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CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Withdrawal or Surrender. We apply a charge if you make a partial withdrawal from or surrender your Certificate during the first eight Certificate Years.

Certificate Year in Which Withdrawal Occurs	Charge as Percentage of Amount Withdrawn
1	8%
2	7
3	6
4	5
5	4
6	3
7	2
8	1
9 and after	0

If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Society; conversely, if the amount of such charges proves more than enough, the Society will retain the excess. In no event will the total surrender charges assessed under a Certificate exceed 9% of the total premiums paid under that Certificate.

If the Certificate is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the surrender charge may, at the election of the Certificate Holder, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.

Amounts Not Subject to Surrender Charge. In each Certificate Year, you may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge (the “10% withdrawal privilege”). Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value as of the most recent prior Certificate Anniversary through a single or multiple withdrawal(s) in a Certificate Year. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Certificate Year.

Surrender Charge at the Retirement Date. We may assess a surrender charge against your Accumulated Value at the Retirement Date. We do not apply a surrender charge if you elect to receive a life contingent settlement option. If you elect fixed annuity payments under payment options 2 or 4, we add the fixed number of years for which payments will be made under the payment option to the number of Certificate Years since the Issue Date to determine the Certificate Year in which the surrender occurs for purposes of determining the charge that would apply based on the Table of Surrender Charges.

Waiver of Surrender Charge. You may surrender this Certificate without incurring a surrender charge after the first Certificate Year if the Annuitant is terminally ill (as defined in your Certificate), stays in a qualified nursing center for 90 consecutive days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive Written Notice, before the Retirement Date, at our Administrative Center in order to activate this waiver. This waiver is not available in all states.

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Annual Administrative Charge

We apply an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date. We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Certificate. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

We currently waive the annual administrative charge:

•               on the Issue Date if your initial premium payment is $50,000 or greater, or

•               if the Accumulated Value is $50,000 or greater on each subsequent Certificate Anniversary.

We may terminate this waiver at any time.

We guarantee that the annual administrative charge will not exceed $45. We may realize a profit from this charge.

Transfer Processing Fee

We do not assess the transfer processing fees for the first twelve transfers during a Certificate Year, but may assess a $25 charge for the thirteenth and each subsequent transfer in a Certificate Year.

We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee.

Mortality and Expense Risk Charge

We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Society for assuming mortality and expense risks.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Certificate were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Annuitant dies before the Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.

Investment Option Expenses

The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option.

Taxes

Currently, we do not charge for any federal, state or local taxes which may be incurred by the Society and be attributable to the Account or the Certificates. We reserve the right, however, to make such a charge in the future.

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SETTLEMENT OPTIONS

The accumulation phase of your Certificate ends on the Retirement Date you select (see “DESCRIPTION OF ANNUITY CERTIFICATE—Proceeds on the Retirement Date”). At that time, your proceeds will be applied under a settlement option, unless you elect to receive this amount in a single sum. The proceeds are the amount we apply to a settlement option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering your Certificate; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a settlement option. Although tax consequences may vary depending on the settlement option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in your Certificate has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Prior to the Retirement Date, you may elect to have your proceeds applied under a settlement option, or a Beneficiary can have the death benefit applied under a settlement option. In either case, the Certificate must be surrendered for a lump sum payment to be made, or for a supplemental contract to be issued for the settlement option. The supplemental contract will show the rights and benefits of the payee(s) under the settlement option selected.

You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments, variable annuity payments, or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.

The annuity payment date is the date you select as of which we compute annuity payments. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments. Your choice of payment frequency and payout period will affect the amount of each payment. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment.

Description of Settlement Options

Fixed Settlement Options:

Option 1—Deposit at Interest. The proceeds are left with the Society to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

Option 2—Income For a Fixed Period. The proceeds are paid in equal installments for a fixed number of years from one to 30 years.

Option 3—Life Income with Guaranteed Period. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee’s lifetime with the guarantee that payments will be

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made for a specified number of years. The number of years may be 10 years, 20 years or the period required for the total payments to equal the proceeds applied.

Option 4—Income of a Fixed Amount. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest at 3% per year are exhausted.

Option 5—Joint and Survivor Life Income. The proceeds are paid in equal monthly installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for his or her lifetime.

Fixed settlement options 1, 2 and 4 may not, in all cases, satisfy the minimum required distribution rules for Qualified Certificates. Please consult your tax adviser.

Variable Settlement Options:

Option A—Life Income with Guaranteed Period. The proceeds are paid (at intervals elected by the payee) during the payee’s lifetime with the guarantee that payments will be made for 10 or 20 years.

Option B—Joint and Survivor Life Income. The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for his or her lifetime.

Alternate Settlement Options:

The Society may make available alternate settlement options.

Election of Settlement Options and Annuity Payments

While the Annuitant is living, you may elect, revoke or change a settlement option at any time before the Retirement Date. Upon an Annuitant’s death, if a settlement option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

We will initiate an election, revocation or change of a settlement option upon receipt of your Written Notice at our Administrative Center.

We have provided a brief description of the available settlement options above. The term “effective date” means the date as of which the proceeds are applied to a settlement option. The term “payee” means a person who is entitled to receive payment under a settlement option.

Fixed Annuity Payments. Fixed annuity payments are periodic payments we make to the designated payee. We calculate the amount of each fixed annuity payment based on:

•               the settlement option selected;

•               the payee’s age and sex;

•               the dollar amount of proceeds being applied to a settlement option, and

•               the applicable settlement option rates.

We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate, which may be changed by the Society.

We reserve the right to refuse the election of a settlement option, and to make a lump sum payment to the payee if:

(1)      the total proceeds would be less than $5,000;

(2)      the amount of each payment would be less than $50; or

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(3)      the payee is an assignee, estate, trustee, partnership, corporation, or association.

Under Option 1, the proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other settlement option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the settlement option rate for the selected settlement option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment. A payee may elect to withdraw any unpaid balance of proceeds under Options 1 or 4, or may elect to receive the commuted value of any remaining payments under Option 2. Options 3 and 5 have no withdrawal rights. Reserves and net single premiums for fixed settlement options involving life contingencies are based on the “Annuity 2000” individual annuity mortality table with interest at 3% per year.

Variable Annuity Payments. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options A and B. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the settlement option rate for the selected settlement option. Therefore, the dollar amount of the first variable annuity payment will depend on:

•               the settlement option selected;

•               the payee’s age and sex;

•               the dollar amount of proceeds being applied to a settlement option; and

•               the assumed interest rate used.

We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date (as of 3:00 p.m. central time on a Business Day) by the settlement option rate for the selected settlement option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

An “annuity unit” is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see “Variable Settlement Options—Transfer of Annuity Units” below).

We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

(a)       is the annuity unit value for the immediately preceding Valuation Period;

(b)      is the net investment factor for that Valuation Period (described below); and

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(c)       is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity settlement options is 4% per year. The daily assumed interest factor derived from an assumed interest rate of 4% per year is 0.999893.

We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

(x)      is the net result of:

1.            the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

2.            the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

3.            the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period;

(y)      is the net asset value of the Subaccount for the immediately preceding Valuation Period; and

(z)       is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

For variable annuity payments, we reserve the right to:

(1)      refuse the election of a settlement option if total proceeds are less than $5,000;

(2)      refuse to make payments of less than $50 each; or

(3)      refuse the election of a settlement option if the payee is an assignee, estate, trustee, partnership, corporation or association.

Variable Settlement Options—Transfer of Annuity Units. By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request in good order. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

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Variable Settlement Options—Surrenders. By Written Notice, a payee may make a full surrender of the remaining term certain payments in a variable settlement option and receive the surrender value. We do not allow any partial withdrawals of the dollar amounts allocated to a variable settlement option. The surrender value is equal to the commuted value of remaining term certain payments in a variable settlement option.

The commuted value is the present value of the remaining stream of term certain payments in the guarantee period of a variable settlement option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request in good order. This means that if we receive your Written Notice to surrender prior to 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender at or after 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time on the following Business Day. We assume that each payment under a variable settlement option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

Please refer to APPENDIX B for more information on variable annuity payments.

YIELDS AND TOTAL RETURNS

We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option’s total operating expenses. (See the accompanying Investment Option prospectuses.)

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment. The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52 weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one- five- and ten-year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Certificate charges which were in effect at inception of the Subaccounts.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment

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in the Subaccount from the beginning date of the measuring period to the end of that period. The standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Certificate at the end of each period indicated).

In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Society may disclose cumulative total return for Certificates funded by Subaccounts.

Each Investment Option’s yield and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. (“Lipper”) and the Morningstar Annuity Research Center (“MARC”) are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by MARC compare only variable annuity issuers. The performance analyses prepared by Lipper and MARC each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, MARC prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice.

Introduction

This discussion is based on the Society’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

A Certificate may be purchased on a non-qualified basis (“Non-Qualified Certificate”) or purchased and used in connection with plans qualifying for favorable tax treatment (“Qualified

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Certificate”). A Qualified Certificate is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the “Code”). The effect of federal income taxes on amounts held under a Certificate or annuity payments, and on the economic benefit to the Certificate Holder, the Annuitant or the Beneficiary depends on the type of retirement plan, and the tax and employment status of the individual concerned. In addition, an individual must satisfy certain requirements in connection with:

•               purchasing a Qualified Certificate with proceeds from a tax-qualified plan, and

•               receiving distributions from a Qualified Certificate in order to continue to receive favorable tax treatment.

Therefore, purchasers of Qualified Certificates are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Certificates are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Certificate

The Society believes that the Certificate will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Certificate, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

Diversification Requirements. Section 817(h) of the Code provides that separate account investments must be “adequately diversified” in accordance with Treasury regulations in order for Non-Qualified Certificates to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. We do not have control over the Funds or their investments. Nonetheless, the Society believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

Certificate Holder Control. In some circumstances, variable annuity Holders who retain excessive control over the investment of the underlying separate account used to support their Certificates may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Certificates, we believe that the Certificate Holder should not be treated as the owner of the assets of the Account. We reserve the right to modify the Certificate to bring it into conformity with applicable standards should such modification be necessary to prevent a Certificate Holder from being treated as the owner of the underlying assets of the Account.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Certificate to provide that:

•               if any Certificate Holder dies on or after the Retirement Date but before the interest in the Certificate has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Certificate Holder’s death; and

•               if any Certificate Holder dies prior to the Retirement Date, the interest in the Certificate will be distributed within five years after the date of the Certificate Holder’s death.

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These requirements will be considered satisfied as to any portion of a Certificate Holder’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Certificate Holder’s death. A Certificate Holder’s designated Beneficiary is the person named by such Certificate Holder as a Beneficiary and to whom control of the Certificate passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Certificate Holder, the Certificate may be continued with the surviving spouse as the new Certificate Holder. Note: The right of a spouse to continue the Certificate, and all Certificate provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses. Consult a tax adviser for more information on this subject.

Non-Qualified Certificates contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Society intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Certificates.

Taxation of Annuities

The following discussion assumes that the Certificates will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. The Society believes that a Certificate Holder who is a natural person is not taxed on increases in the value of a Certificate until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Certificate, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or settlement option) is taxable as ordinary income.

Non-Natural Certificate Holder. A non-natural Certificate Holder of an annuity contract generally must include any increase in the excess of cash value over the “investment in the contract” as income during the taxable year. However, there are some exceptions to this rule. Certain Certificates will generally be treated as held by a natural person if:

•               the nominal Certificate Holder is a trust or other entity which holds the Certificate as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

•               the Certificate is acquired by an estate of a decedent by reason of the death of the decedent;

•               the Certificate is issued in connection with certain Qualified Plans;

•               the Certificate is purchased by an employer upon the termination of certain Qualified Plans;

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•               the Certificate is used in connection with a structured settlement agreement; or

•               the Certificate is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

A prospective Certificate Holder that is not a natural person should discuss these exceptions with their tax adviser.

The following discussion generally applies to Certificates owned by natural persons.

Partial Withdrawals and Complete Surrenders. Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Certificate, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the participant’s total accrued benefit or balance under the retirement plan. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Certificate which was not excluded from the individual’s gross income. For Certificates issued in connection with qualified plans, the investment in the contract can be zero. Special tax rules may be available for certain distributions from Qualified Certificates, and special rules apply to distributions from Roth IRAs.

Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Certificate (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the certificate at that time. Any additional amount withdrawn is not taxable.

In the case of a surrender under a Qualified or Non-Qualified Certificate, the amount received generally will be taxable only to the extent it exceeds the investment in the contract.

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Certificate for another and the Certificate received is treated as a new Certificate for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective Certificate Holders wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments. Although tax consequences may vary depending on the settlement option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Certificate because of the death of the Certificate Holder. Generally, such amounts are includible in the income of the recipient as follows:

•               if distributed in a lump sum, they are taxed in the same manner as a surrender of the Certificate, or

•               if distributed under a settlement option, they are taxed in the same way as annuity payments.

For these purposes, the investment in the contract remains the amount of any purchase payments which were not excluded from gross income.

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Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Certificate, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

•               made on or after the taxpayer reaches age 59 1/2;

•               made on or after the death of the holder (or if the holder is not an individual, the death of the Annuitant);

•               attributable to the taxpayer becoming disabled;

•               as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

•               made under certain annuities issued in connection with structured settlement agreements;

•               made under an annuity contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

•               any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a Certificate issued before that date.

Other tax penalties may apply to certain distributions under a Qualified Certificate. Certificate Holders should consult their tax adviser.

Account Charges. It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals, you should consult your tax adviser prior to selecting any benefit under the Certificate.

Transfers, Assignments or Exchanges of a Certificate

Certain tax consequences may result upon:

•               a transfer of control of a Certificate,

•               a pledge of a Certificate as collateral for a loan,

•               the designation of a payee or other Beneficiary who is not also the Certificate Holder,

•               the selection of certain Retirement Dates, or

•               the exchange of a Certificate.

A Certificate Holder contemplating any of these actions should consult their tax adviser.

Withholding

Generally, distributions from a Certificate are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Certificate Holder’s tax status. The Certificate Holder generally can elect not to have withholding apply.

Eligible rollover distributions from Section 401(a) plans, Section 403(a) annuities and Section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An “eligible rollover distribution” is any distribution to an employee (or employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain

49

distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if: (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA, or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Multiple Certificates

All non-qualified deferred annuity Certificates entered into after October 21, 1988 that are issued by the Society (or its affiliates) to the same Certificate Holder during any calendar year are treated as one annuity Certificate for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity Certificates purchased by the same Certificate Holder. Accordingly, a Certificate Holder should consult a competent tax adviser before purchasing more than one annuity Certificate.

Taxation of Qualified Plans

The Certificates are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

•               contributions in excess of specified limits;

•               distributions prior to age 59 1/2 (subject to certain exceptions);

•               distributions that do not conform to specified commencement and minimum distribution rules; and

•               other specified circumstances.

Therefore, no attempt is made to provide more than general information about the use of the Certificates with the various types of qualified retirement plans. Certificate Holders, plan participants and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Certificate, but the Society shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Certificate, unless the Society consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Certificate administration procedures. Certificate Holders, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Certificates comply with applicable law.

For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Annuitant (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year

50

following the calendar year in which the Annuitant (or plan participant) reaches age 70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Annuitant’s (or plan participant’s) lifetime. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Brief descriptions follow of the various types of qualified retirement plans available in connection with a Certificate. The Society will amend the Certificate as necessary to conform it to the requirements of the Code.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Certificates to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Certificate is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Certificate. Employers intending to use the Certificate with such plans should seek competent advice.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA.” These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an IRA. Sales of the Certificate for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code for the year or 100% of the amount of compensation includible in the Annuitant’s gross income for the year and may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

SEP IRAs. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAs. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching, or non-elective, contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

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Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

•               before age 59 1/2 (subject to certain exceptions), or

•               during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Certificate that will provide an annuity for the employee’s retirement. These premiums may be subject to FICA (social security) tax. Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of:

•               elective contributions made in years beginning after December 31, 1988;

•               earnings on those contributions; and

•               earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon:

•               death of the employee,

•               attainment of age 59 1/2,

•               severance from employment,

•               disability, or

•               financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

If your Certificate was issued in connection with a qualified plan under Section 403(b) of the Code, we generally are required to confirm, with your plan sponsor or otherwise, that surrenders, partial withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Certificate, and transactions under the Certificate and any other contracts or accounts you have under the qualified plan under Section 403(b) of the Code among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

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Death Benefits. The Performance Enhanced Death Benefit or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because these death benefits may exceed this limitation, employers using the Certificate in connection with such plans should consult their tax adviser.

Restrictions under Qualified Certificates. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Certificates or under the terms of the plans in respect of which Qualified Certificates are issued.

Possible Charge for the Society’s Taxes

The Society currently makes no charge against the Accumulated Value for any federal, state or local taxes that may be incurred by the Society and be attributable to the Subaccounts or the Certificates. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Society determines to be properly attributable to the Subaccounts or to the Certificates.

Other Tax Consequences

As noted above, the foregoing comments about the federal tax consequences under these Certificates are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation or otherwise.

Federal Estate, Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

For 2015, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified tax adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax. Beginning in 2013, distribution from non-qualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

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Federal Defense of Marriage Act. The Certificate provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise. All Certificate provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses. Consult a tax adviser for more information on this subject.

DISTRIBUTION OF THE CERTIFICATES

We have entered into a distribution agreement with our affiliate, MWA Financial Services, Inc. (“MWAFS”) for the distribution and sale of the Certificates. MWAFS may sell the Certificates through its registered representatives.

MWAFS may receive a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Certificate assets allocated to the Investment Option: American Funds IS Global Bond Fund-Class 2, American Funds IS Growth Fund-Class 2 and American Funds IS Growth-Income Fund-Class 2; Dreyfus Socially Responsible Growth Fund; Federated Managed Tail Risk Fund II—Primary Shares; Federated Quality Bond Fund II—Primary Shares; Fidelity VIP High Income Portfolio and Fidelity VIP Mid Cap Portfolio. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

We pay commissions to MWAFS for the sale of the Certificates by its registered representatives. The maximum commissions payable will be 4% of the premiums paid under a Certificate during the first Certificate Year and 3% of the premiums paid in the second and subsequent Certificate Years.

MWAFS passes through commissions it receives to its registered representatives and does not retain any override as distributor for the Certificates. However, under the distribution agreement with MWAFS, we pay the following sales expenses: manager and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Certificates.

Proceeds from the Surrender Charge on the Certificates are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

Because registered representatives of MWAFS are also insurance agents of the Society, they and their managers are eligible for various cash benefits such as bonuses, insurance benefits and financing arrangements and non-cash compensation programs that we may provide jointly with MWAFS. These programs include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, subject to applicable regulatory requirements. Sales of the Certificates may help registered representatives and/or their managers qualify for such benefits. In addition, MWAFS registered representatives who meet certain Society productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Registered representatives and managers

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may receive other payments from us for services that do not directly involve the sale of the Certificates, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

See “DISTRIBUTION OF THE CERTIFICATES” in the Statement of Additional Information for more information concerning compensation paid for the sale of the Certificates.

Under the BrokerCheck Program, Financial Industry Regulatory Authority (“FINRA”) provides certain information regarding the disciplinary history of member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA’s BrokerCheck Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure is available that includes information describing FINRA BrokerCheck.

Investor concerns may be directed to MWA Financial Services, Inc. at 1701 1st Avenue, Rock Island, IL 61201 or by calling our toll-free number at 1-866-628-6776.

LEGAL PROCEEDINGS

The Society, like other insurers, is involved in lawsuits. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Society believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, the ability of MWA Financial Services, Inc. to perform its contract with the Society or the ability of the Society to meet its obligations under the Certificate.

VOTING RIGHTS

To the extent required by law, the Society will vote Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Society determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

The number of votes of an Investment Option that are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Society will vote Fund shares attributable to Certificates as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Certificates) in proportion to the voting instructions received with respect to all Certificates participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of Certificate Holders or contract owners determining the outcome of a vote.

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ADMINISTRATIVE SERVICES AGREEMENT

The Certificates are currently administered by se2, inc. (“se2”), a Kansas corporation having its principal offices at 5801 SW 6th Avenue, Topeka, Kansas 66636-0001, pursuant to an administrative services agreement between the Society and se2. Se2 also maintains records of transactions relating to the Certificates and provides other services. Previously, the Certificates were administered by EquiTrust Life Insurance Company (“EquiTrust Life”), an Iowa corporation having its principal offices at 5400 University Avenue, West Des Moines, Iowa 50266, pursuant to an administrative services agreement between the Society and EquiTrust Life. On or about April 17, 2011, EquiTrust Life discontinued providing administrative services for the Certificates.

FINANCIAL STATEMENTS

The audited statutory-basis balance sheets of the Society as of December 31, 2014 and 2013, and the related statutory-basis statements of operations, changes in surplus and cash flow for each of the three years in the period ended December 31, 2014, and related financial statement schedules, as well as the related reports of Ernst & Young LLP, independent auditors, are contained in the Statement of Additional Information. Likewise the audited statements of assets and liabilities of the Account as of December 31, 2014, and the related statements of operations and changes in net assets for the periods indicated thereon, as disclosed in the financial statements, as well as the related reports of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The Society’s statutory-basis financial statements should be considered only as bearing on the Society’s ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.

Investment Company Act of 1940, File Number 811-10429

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APPENDIX A

Condensed Financial Information

The Account commenced operations on February 11, 2002; however, no premiums were received until May 29, 2002. Except where otherwise noted, the information presented below reflects the accumulation unit information for the Subaccounts for the one-year periods ended on December 31.

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
American Century VP Capital Appreciation Fund(12)
2014 (4/25/14 to 12/31/14)	$19.503145	$21.416394	229,651.700126
American Century VP Mid Cap Value Fund(1)
2006	$10.000000	$11.368255	12,877.077605
2007	$11.368255	$10.951477	97,169.554089
2008	$10.951477	$ 8.170596	95,744.280891
2009	$ 8.170596	$10.471417	100,170.926259
2010	$10.471417	$12.314716	112,531.203560
2011	$12.314716	$12.061150	102,603.953653
2012	$12.061150	$13.836329	101,965.454333
2013	$13.836329	$17.754717	132,366.394446
2014	$17.754717	$20.385208	179,864.370606
American Century VP Ultra® Fund
2005	$10.864070	$10.946421	78,704.477602
2006	$10.946421	$10.441975	86,682.559276
2007	$10.441975	$12.462385	104,090.486943
2008	$12.462385	$ 7.190946	85,166.728966
2009	$ 7.190946	$ 9.537589	83,147.230003
2010	$ 9.537589	$10.917630	83,969.564207
2011	$10.917630	$10.882287	82,582.793768
2012	$10.882287	$12.226038	91,796.756854
2013	$12.226038	$16.527479	96,700.612766
2014	$16.527479	$17.928426	103,123.644372
American Century VP Vista Fund(2)
2005	$12.791960	$13.643039	92,300.625846
2006	$13.643039	$14.668952	116,152.946673
2007	$14.668952	$20.223369	193,121.032446
2008	$20.223369	$10.245413	223,982.861212
2009	$10.245413	$12.374418	232,089.649909
2010	$12.374418	$15.117174	234,377.750448
2011	$15.117174	$13.732109	217,354.298023
2012	$13.732109	$15.656625	197,882.823602
2013	$15.656625	$20.099353	189,025.692211
2014 (1/1/14 to 4/25/14)	$20.099353	—	—

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Calvert VP Nasdaq-100 Index Portfolio(3)
2005	$12.535975	$12.523676	68,817.954170
2006	$12.523676	$13.175261	76,580.388249
2007	$13.175261	$15.397762	89,092.831596
2008	$15.397762	$ 8.821566	105,580.732210
2009	$ 8.821566	$13.356991	113,010.826276
2010	$13.356991	$15.754313	126,204.726648
2011	$15.754313	$16.006454	129,084.896784
2012	$16.006454	$18.565943	183,577.557565
2013	$18.565943	$24.910994	214,356.957635
2014	$24.910994	$29.151926	291,079.959828
Calvert VP Russell 2000 Small Cap Index Portfolio(4)
2005	$13.981085	$14.345433	111,660.578493
2006	$14.345433	$16.640716	148,254.619474
2007	$16.640716	$16.048419	232,369.729204
2008	$16.048419	$10.451631	231,172.374586
2009	$10.451631	$13.007941	233,190.766115
2010	$13.007941	$16.173845	243,537.568318
2011	$16.173845	$15.171867	230,596.418512
2012	$15.171867	$17.281008	227,157.843975
2013	$17.281008	$23.500217	276,284.628937
2014	$23.500217	$24.137523	326,416.439789
Calvert VP S&P MidCap 400 Index Portfolio(5)
2005	$13.180713	$14.555772	132,256.081149
2006	$14.555772	$15.752323	161,348.306813
2007	$15.752323	$16.681280	206,798.846555
2008	$16.681280	$10.424157	183,004.909283
2009	$10.424157	$14.020954	184,624.933091
2010	$14.020954	$17.419474	176,727.632217
2011	$17.419474	$16.795669	167,292.586083
2012	$16.795669	$19.429561	168,007.911219
2013	$19.429561	$25.450894	224,282.540175
2014	$25.450894	$27.422344	276,113.200853

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Dreyfus Variable Insurance Fund Appreciation Portfolio—Initial Share Class
2005	$12.136062	$12.492742	51,509.789289
2006	$12.492742	$14.352097	71,191.669280
2007	$14.352097	$15.162856	86,729.549645
2008	$15.162856	$10.533705	79,259.147599
2009	$10.533705	$12.732036	74,031.764954
2010	$12.732036	$14.478320	77,184.591767
2011	$14.478320	$15.566272	87,106.275936
2012	$15.566272	$16.951995	137,121.873932
2013	$16.951995	$20.246086	185,701.264187
2014	$20.246086	$21.582169	216,348.996183
Dreyfus Variable Insurance Fund Growth and Income Portfolio—Initial Share Class
2005	$10.544159	$10.747526	52,627.326940
2006	$10.747526	$12.139300	64,361.077695
2007	$12.139300	$12.982296	72,250.523911
2008	$12.982296	$ 7.628056	79,195.568060
2009	$ 7.628056	$ 9.688417	85,359.631106
2010	$ 9.688417	$11.331499	86,117.473401
2011	$11.331499	$10.863383	94,446.166927
2012	$10.863383	$12.649263	97,264.955711
2013	$12.649263	$17.063272	128,908.329644
2014	$17.063272	$18.523050	167,673.678561
Dreyfus Variable Insurance Fund International Equity Portfolio—Initial Share Class
2005	$16.643860	$18.837288	70,611.234191
2006	$18.837288	$22.911770	132,473.542074
2007	$22.911770	$26.464506	205,833.787044
2008	$26.464506	$15.077953	209,799.915069
2009	$15.077953	$18.628177	211,181.671862
2010	$18.628177	$20.211577	213,868.612843
2011	$20.211577	$17.006429	198,307.655612
2012	$17.006429	$20.653809	201,902.162711
2013	$20.653809	$23.981259	237,538.424270
2014	$23.981259	$23.023063	264,811.110634

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Dreyfus Variable Insurance Fund Opportunistic Small Cap Portfolio—Initial Share Class(6)
2005	$11.732890	$12.243130	165,699.488535
2006	$12.243130	$12.530975	249,830.479312
2007	$12.530975	$10.989485	261,067.916508
2008	$10.989485	$ 6.763292	253,202.019020
2009	$ 6.763292	$ 8.406533	273,175.019665
2010	$ 8.406533	$10.872516	284,243.767154
2011	$10.872516	$ 9.238231	273,145.456005
2012	$ 9.238231	$10.983815	286,961.300872
2013	$10.983815	$16.091158	353,086.551564
2014	$16.091158	$16.121968	430,146.838303
Dreyfus Socially Responsible Growth Fund—Service Share Class
2005	$12.706111	$12.951100	32,885.156184
2006	$12.951100	$13.917660	36,193.328201
2007	$13.917660	$14.753667	47,042.248700
2008	$14.753667	$ 9.517245	33,254.138916
2009	$ 9.517245	$12.525233	33,398.976242
2010	$12.525233	$14.147557	31,049.014000
2011	$14.147557	$14.043923	37,232.101967
2012	$14.043923	$15.469744	40,275.742812
2013	$15.469744	$20.442700	63,397.918148
2014	$20.442700	$22.807890	89,594.566794
Federated Managed Tail Risk Fund II(7)(11)—Primary Shares
2011 (7/15/11 to 12/31/11)	$10.000000	$ 9.331592	371,618.906662
2012	$ 9.331592	$10.138703	347,001.242602
2013	$10.138703	$11.643770	332,050.797918
2014	$11.643770	$11.371877	329,866.228781
Federated Managed Volatility Fund II(7)(8)—Primary Shares
2011 (7/15/11 to 12/31/11)	$16.269897	$16.166056	312,389.979164
2012	$16.166056	$18.102556	300,886.672945
2013	$18.102556	$21.734314	410,755.840320
2014	$21.734314	$22.272395	573,949.650045
Federated Prime Money Fund II(7)(8)—Primary Shares
2011 (7/15/11 to 12/31/11)	$10.285416	$10.219804	207,424.469127
2012	$10.219804	$10.078311	232,654.800538
2013	$10.078311	$ 9.939154	228,501.219108
2014	$ 9.939154	$ 9.801919	92,310.440259

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Federated Quality Bond Fund II(7)—Primary Shares
2011 (7/15/11 to 12/31/11)	$10.000000	$ 9.796378	1,062,616.866594
2012	$ 9.796378	$10.600015	1,071,306.492154
2013	$10.600015	$10.561849	1,263,270.259201
2014	$10.561849	$10.811113	1,488,796.259020
Fidelity VIP Contrafund Portfolio—Initial Class
2005	$12.575659	$14.504431	274,766.438462
2006	$14.504431	$15.982463	498,834.353908
2007	$15.982463	$18.535146	781,875.146373
2008	$18.535146	$10.506553	835,980.893462
2009	$10.506553	$14.062540	832,015.833714
2010	$14.062540	$16.254565	857,140.185279
2011	$16.254565	$15.626166	825,277.331138
2012	$15.626166	$17.939668	818,420.739351
2013	$17.939668	$23.227367	938,767.872752
2014	$23.227367	$25.642543	1,060,127.502169
Fidelity VIP Freedom 2015 Portfolio—Initial Class(1)
2006	$10.000000	$10.620797	15,657.214992
2007	$10.620797	$11.451238	150,285.541693
2008	$11.451238	$ 8.239993	178,057.391953
2009	$ 8.239993	$10.181774	195,200.162786
2010	$10.181774	$11.355004	168,670.687567
2011	$11.355004	$11.159020	168,107.721620
2012	$11.159020	$12.350212	179,128.445641
2013	$12.350212	$13.934965	189,843.430636
2014	$13.934965	$14.388508	170,328.162060
Fidelity VIP Freedom 2020 Portfolio—Initial Class(1)
2006	$10.000000	$11.027691	13,793.365179
2007	$11.027691	$11.988301	150,919.468551
2008	$11.988301	$ 7.967240	283,470.464981
2009	$ 7.967240	$10.134649	318,383.599115
2010	$10.134649	$11.442507	323,390.703221
2011	$11.442507	$11.168660	280,608.344792
2012	$11.168660	$12.488005	287,129.430919
2013	$12.488005	$14.287894	303,965.430509
2014	$14.287894	$14.770482	309,230.507589

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Fidelity VIP Freedom 2025 Portfolio—Initial Class(1)
2006	$10.000000	$11.073235	13,474.471892
2007	$11.073235	$12.067301	106,871.521446
2008	$12.067301	$ 7.833920	180,275.814054
2009	$ 7.833920	$10.048237	194,967.603347
2010	$10.048237	$11.473325	199,939.263074
2011	$11.473325	$11.077073	242,723.546267
2012	$11.077073	$12.574205	271,781.591240
2013	$12.574205	$14.874836	298,463.125519
2014	$14.874836	$15.412264	357,763.106635
Fidelity VIP Freedom 2030 Portfolio—Initial Class(1)
2006	$10.000000	$11.094736	21,493.425513
2007	$11.094736	$12.185515	144,397.844660
2008	$12.185515	$ 7.444505	214,066.203846
2009	$ 7.444505	$ 9.666999	247,982.458109
2010	$ 9.666999	$11.066047	297,399.767520
2011	$11.066047	$10.630529	344,528.777001
2012	$10.630529	$12.116856	369,856.212935
2013	$12.116856	$14.538219	484,552.770992
2014	$14.538219	$15.047940	597,063.684815
Fidelity VIP Growth Portfolio—Initial Class
2005	$13.420071	$14.003084	102,206.548406
2006	$14.003084	$14.757172	113,209.924176
2007	$14.757172	$18.479023	132,250.341298
2008	$18.479023	$ 9.626091	152,229.833827
2009	$ 9.626091	$12.179330	160,279.288989
2010	$12.179330	$14.913700	157,908.406955
2011	$14.913700	$14.738563	180,063.883378
2012	$14.738563	$16.669622	167,570.656065
2013	$16.669622	$22.413077	188,510.746299
2014	$22.413077	$24.600821	253,459.490294

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Fidelity VIP Fidelity Growth & Income Portfolio—Initial Class
2005	$11.355816	$12.054956	93,747.393481
2006	$12.054956	$13.456806	164,819.927812
2007	$13.456806	$14.879872	191,870.887078
2008	$14.879872	$ 8.553807	207,578.317679
2009	$ 8.553807	$10.730983	211,716.340117
2010	$10.730983	$12.155125	212,388.522890
2011	$12.155125	$12.180643	193,052.090063
2012	$12.180643	$14.242175	171,475.479512
2013	$14.242175	$18.760042	234,547.929711
2014	$18.760042	$20.438386	287,338.015776
Fidelity VIP High Income Portfolio—Service Class 2
2005	$14.641233	$14.773658	101,833.230580
2006	$14.773658	$16.177540	155,514.756010
2007	$16.177540	$16.358549	220,135.053176
2008	$16.358549	$12.074626	214,926.176462
2009	$12.074626	$17.087001	225,070.523936
2010	$17.087001	$19.156277	224,444.902459
2011	$19.156277	$19.594742	228,228.560966
2012	$19.594742	$22.023316	314,170.231924
2013	$22.023316	$22.956841	428,840.938822
2014	$22.956841	$22.844593	499,738.217805
Fidelity VIP Index 500 Portfolio—Initial Class
2005	$11.328603	$11.711705	327,205.272092
2006	$11.711705	$13.368447	447,668.750441
2007	$13.368447	$13.900293	728,700.184190
2008	$13.900293	$ 8.635622	652,918.020735
2009	$ 8.635622	$10.782641	626,688.400039
2010	$10.782641	$12.230035	626,019.309395
2011	$12.230035	$12.307758	604,066.911564
2012	$12.307758	$14.069176	533,401.922031
2013	$14.069176	$18.348773	655,851.349780
2014	$18.348773	$20.551079	827,456.759439

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Fidelity VIP MidCap Portfolio—Service Class 2
2005	$14.199558	$16.528812	219,929.500799
2006	$16.528812	$18.325682	374,642.471244
2007	$18.325682	$20.845194	486,265.047107
2008	$20.845194	$12.414260	498,508.951354
2009	$12.414260	$17.111469	495,012.243782
2010	$17.111469	$21.696355	539,126.296948
2011	$21.696355	$19.075658	516,322.863133
2012	$19.075658	$21.551143	502,383.339348
2013	$21.551143	$28.877326	556,189.737167
2014	$28.877326	$30.196349	631,030.145638
Fidelity VIP Overseas Portfolio—Initial Class
2005	$14.942491	$17.544723	101,497.073561
2006	$17.544723	$20.434914	195,070.954838
2007	$20.434914	$23.643925	289,914.972043
2008	$23.643925	$13.101320	313,784.959635
2009	$13.101320	$16.349235	321,276.052167
2010	$16.349235	$18.235322	325,457.194287
2011	$18.235322	$14.897361	328,970.281659
2012	$14.897361	$17.738328	311,010.207557
2013	$17.738328	$22.818044	336,956.994286
2014	$22.818044	$20.685323	376,953.043053
Fidelity VIP Real Estate Portfolio—Initial Class(9)
2007	$10.000000	$ 7.951672	8,334.041835
2008	$ 7.951672	$ 4.715257	20,955.694023
2009	$ 4.715257	$ 6.403633	38,168.687393
2010	$ 6.403633	$ 8.236732	121,259.049201
2011	$ 8.236732	$ 8.780957	212,826.371694
2012	$ 8.780957	$10.267828	414,592.720689
2013	$10.267828	$10.310818	695,460.885671
2014	$10.310818	$13.237182	1,033,879.267697

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
JP Morgan Insurance Trust Mid-Cap Value Portfolio—Class 1
2005	$14.493233	$15.611327	159,823.868590
2006	$15.611327	$17.991027	197,060.474078
2007	$17.991027	$18.176677	276,826.982645
2008	$18.176677	$11.972551	258,204.461636
2009	$11.972551	$14.957638	238,505.350315
2010	$14.957638	$18.210315	221,298.558916
2011	$18.210315	$18.348185	197,924.355316
2012	$18.348185	$21.781311	215,756.166130
2013	$21.781311	$28.419214	307,121.227456
2014	$28.419214	$32.260912	404,630.142268
JP Morgan Insurance Trust Small Cap Core Portfolio(10)—Class 1
2005	$16.995467	$17.334607	98,952.076493
2006	$17.334607	$19.664173	147,466.633997
2007	$19.664173	$18.291126	213,938.426304
2008	$18.291126	$12.269005	201,360.518707
2009	$12.269005	$14.831090	201,314.352414
2010	$14.831090	$18.593168	201,270.393235
2011	$18.593168	$17.462637	205,729.720087
2012	$17.462637	$20.618158	209,467.403838
2013	$20.618158	$28.933917	252,110.281156
2014	$28.933917	$31.272261	311,088.561758
T. Rowe Price Equity Income Portfolio
2005	$11.825779	$12.120456	283,227.787959
2006	$12.120456	$14.222647	426,349.314901
2007	$14.222647	$14.483217	664,956.292002
2008	$14.483217	$ 9.124751	664,174.305720
2009	$ 9.124751	$11.302802	620,292.077412
2010	$11.302802	$12.819729	598,065.053073
2011	$12.819729	$12.553096	551,998.932791
2012	$12.553096	$14.502292	509,277.614404
2013	$14.502292	$18.553182	544,544.922237
2014	$18.553182	$19.646457	588,220.280879

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
T. Rowe Price Mid Cap Growth Portfolio
2005	$16.492683	$18.664205	38,712.813992
2006	$18.664205	$19.630574	33,638.782250
2007	$19.630574	$22.751443	28,478.095644
2008	$22.751443	$13.515338	29,358.510885
2009	$13.515338	$19.415043	29,072.534040
2010	$19.415043	$24.529819	35,331.887554
2011	$24.529819	$23.884968	71,081.531042
2012	$23.884968	$26.827801	138,894.792841
2013	$26.827801	$36.165616	268,822.479778
2014	$36.165616	$40.344132	442,219.826909
T. Rowe Price New America Growth Portfolio
2005	$13.879907	$14.301471	51,052.784927
2006	$14.301471	$15.139575	61,000.254924
2007	$15.139575	$16.987686	95,090.890969
2008	$16.987686	$10.345053	112,250.336388
2009	$10.345053	$15.281237	119,236.593226
2010	$15.281237	$18.030210	148,765.462886
2011	$18.030210	$17.592050	155,971.829448
2012	$17.592050	$19.624945	176,715.710902
2013	$19.624945	$26.710425	229,071.280634
2014	$26.710425	$28.800313	303,708.464038
T. Rowe Price Personal Strategy Balanced Portfolio
2005	$12.427721	$13.044859	277,883.522266
2006	$13.044859	$14.391315	426,129.644582
2007	$14.391315	$15.272518	624,082.146433
2008	$15.272518	$10.559950	659,941.225665
2009	$10.559950	$13.760611	651,899.103046
2010	$13.760611	$15.430574	663,652.599667
2011	$15.430574	$15.168969	647,607.401437
2012	$15.168969	$17.224363	653,525.690902
2013	$17.224363	$20.032121	795,004.114342
2014	$20.032121	$20.782671	937,169.080918

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
T. Rowe Price International Stock Portfolio
2005	$11.679946	$13.367049	38,908.660134
2006	$13.367049	$15.702832	65,422.108573
2007	$15.702832	$17.506004	109,652.173258
2008	$17.506004	$ 8.854456	112,719.183236
2009	$ 8.854456	$13.308931	127,844.965819
2010	$13.308931	$15.021083	175,843.956083
2011	$15.021083	$12.912910	211,020.642698
2012	$12.912910	$15.082238	212,481.178718
2013	$15.082238	$16.964281	243,940.105242
2014	$16.964281	$16.522687	299,055.709635

(1)   Available May 1, 2006.

(2)         Effective April 25, 2014, the American Century VP Vista Fund merged into the American Century VP Capital Appreciation Fund.

(3)         The Accumulation Unit Value information is based on the subaccount’s investment in the Summit Nasdaq-100® Index Portfolio prior to the date of the name change of the Summit Nasdaq-100® Index Portfolio to Calvert VP Nasdaq-100® Index Portfolio, which occurred on or about April 30, 2010.

(4)         The Accumulation Unit Value information is based on the subaccount’s investment in the Summit Russell 2000® Small Cap Index Portfolio prior to the date of the name change of the Summit Russell 2000® Small Cap Index Portfolio to Calvert VP Russell 2000® Small Cap Index Portfolio, which occurred on or about April 30, 2010.

(5)         The Accumulation Unit Value information is based on the subaccount’s investment in the Summit S&P MidCap 400® Index Portfolio prior to the date of the name change of the Summit S&P MidCap 400® Index Portfolio to Calvert VP S&P MidCap 400® Index Portfolio, which occurred on or about April 30, 2010.

(6)         The Accumulation Unit Value information is based upon the subaccount’s investment in the Dreyfus VIF* Developing Leaders Portfolio prior to the date of the name change of the Dreyfus VIF* Developing Leaders Portfolio to Dreyfus VIF* Opportunistic Small Cap Portfolio, which occurred on or about April 19, 2010.

(7)         Available for allocations of premiums or Accumulated Value effective July 15, 2011.

(8)         The accumulation unit value information at the beginning of the year/period for the Federated Fund is the same as the accumulation unit value information for the relevant EquiTrust Fund as of the date of the merger (July 15, 2011).

(9)         Available May 1, 2007.

(10)  The Accumulation Unit Value information for the periods noted is based upon the subaccount’s investment in the Small Company Portfolio prior to the date of the merger of the Small Company Portfolio with Small Cap Core Portfolio, which merger occurred on or about April 25, 2009.

(11)  The Accumulation Unit Value information is based on the subaccount’s investment in the Federated Capital Appreciation Fund II—Primary Shares prior to the date of the name change of the Federated Capital Appreciation Fund II—Primary Shares to the Federated Managed Tail Risk Fund II—Primary Shares, which occurred on or about February 15, 2013.

(12)  Available for allocations of premiums or Accumulated Value effective April 25, 2014.

APPENDIX B

Calculating Variable Annuity Payments

The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental contract issued in consideration of proceeds from a Non-Qualified Certificate. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a hypothetical supplemental contract issued for proceeds from a hypothetical Certificate.

What the Chart Illustrates. The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental contract issued in consideration of proceeds from a hypothetical Non-Qualified Certificate assuming a different hypothetical rate of return for a single Subaccount supporting the supplemental contract. The chart assumes that the first monthly payment in the initial year shown is $1,000.

Hypothetical Rates of Return. The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.09%, 6.17%, 9.09% and 12.00%. Net of all expenses, these constant returns are: -2.17%, 0.92%, 4.00%, 6.92% and 9.83%. The first variable annuity payment for each year reflects the 4% assumed interest rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.77% of their average daily net assets. The mortality and expense risk charge is assumed to be at an annual rate of 1.40% of the illustrated Subaccount's average daily net assets.

The first monthly variable annuity payments depicted in the chart are based on hypothetical supplemental contracts and hypothetical investment results and are not projections or indications of future results. The Society does not guarantee or even suggest that any Subaccount, Certificate or supplemental contract issued by it would generate these or similar monthly payments for any period of time. The chart is for illustration purposes only and does not represent future variable annuity payments or future investment returns. The first variable annuity payment in each year under an actual supplemental contract issued in connection with an actual Certificate will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Certificate Holder are different from the hypothetical returns. Because a Subaccount’s investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the settlement option selected and the life of the payee. See the Prospectus section titled “SETTLEMENT OPTIONS—Election of Settlement Options and Annuity Payments.”

Assumptions on Which the Hypothetical Supplemental Contract and Certificate are Based. The chart reflects a hypothetical supplemental contract and Certificate. These, in turn, are based on the following assumptions:

•               The hypothetical Certificate is a Non-Qualified Certificate

•               The supplemental contract is issued in consideration of proceeds from the hypothetical Certificate

•               The proceeds applied under the supplemental contract represent the entire Net Accumulated Value of the Certificate and are allocated to a single Subaccount

•               The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.09%, 6.17%, 9.09% and 12.00%

•               Assumed interest rate is 4% per year

•               The payee elects to receive monthly variable annuity payments

•               The proceeds applied to the purchase of annuity units as of the effective date of the supplemental contract under the annuity settlement option selected result in an initial variable annuity payment of $1,000

For a discussion of how a Certificate Holder or payee may elect to receive monthly, quarterly, semiannual or annual variable annuity payments, see “SETTLEMENT OPTIONS.”

Assumed Interest Rate. Among the most important factors that determine the amount of each variable annuity payment is the assumed interest rate. Under supplemental contracts available as of the date of this Prospectus, the assumed interest rate is 4%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the assumed interest rate, and will decrease if the annualized net rate of return over the same period is less than the assumed interest rate. (The assumed interest rate is an important component of the annuity unit value. For a detailed discussion of the assumed interest rate and annuity unit value, see “SETTLEMENT OPTIONS.”

The $1,000 Initial Monthly Variable Annuity Payment. The hypothetical supplemental contract has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual supplemental contract will depend upon:

•               the amount of proceeds applied

•               the annuity settlement option selected

•               the settlement option rates in the supplemental contract on the effective date

•               the assumed interest rate under the supplemental contract on the effective date

•               the age of the payee

•               in most cases, the sex of the payee

For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual supplemental contract, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual supplemental contract by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the supplemental contract for the settlement option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see “SETTLEMENT OPTIONS.” For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 4% net assumed interest rate.

Initial Monthly Payments for Each Year Shown,
Assuming a Constant Rate of Return under Alternative Investment Scenarios

Contract Year	0.00% Gross -2.17% Net	3.09% Gross 0.92% Net	6.17% Gross 4.00% Net	9.09% Gross 6.92% Net	12.00% Gross 9.83% Net
1	$1,000	$1,000	$1,000	$1,000	$1,000
2	941	970	1,000	1,028	1,056
3	885	942	1,000	1,057	1,115
4	832	914	1,000	1,087	1,178
5	783	887	1,000	1,117	1,244
6	737	860	1,000	1,148	1,314
7	693	835	1,000	1,181	1,387
8	652	810	1,000	1,214	1,465
9	613	786	1,000	1,248	1,547
10	577	763	1,000	1,283	1,634
11	542	740	1,000	1,319	1,725
12	510	718	1,000	1,356	1,822
13	480	697	1,000	1,394	1,924
14	452	677	1,000	1,433	2,032
15	425	656	1,000	1,474	2,146
16	400	637	1,000	1,515	2,266
17	376	618	1,000	1,557	2,393
18	354	600	1,000	1,601	2,527
19	333	582	1,000	1,646	2,669
20	313	565	1,000	1,692	2,819
21	294	548	1,000	1,740	2,977
22	277	532	1,000	1,789	3,144
23	260	516	1,000	1,839	3,320
24	245	501	1,000	1,891	3,506
25	230	486	1,000	1,944	3,703

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STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

(This page has been left blank intentionally.)

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Society at our Administrative Center address shown on the cover of this Prospectus.

Name

Address

City, State, Zip

Tear at perforation

STATEMENT OF ADDITIONAL INFORMATION

MODERN WOODMEN OF AMERICA

Variable Product Administrative Center:

PO Box 2005

Rock Island, Illinois 61201

1-800-447-9811

MODERN WOODMEN OF AMERICA VARIABLE ANNUITY ACCOUNT

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CERTIFICATE

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity certificate (the “Certificate”) offered by Modern Woodmen of America (the “Society”). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Certificate. The Prospectus for the Certificate is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing or calling our Administrative Center at the address or phone number shown above.

May 1, 2015

STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

ADDITIONAL CERTIFICATE PROVISIONS

The Certificate

The Certificate includes the basic Certificate, the application, any endorsement or additional benefit riders, all other attached papers and the Articles of Incorporation and By-Laws of the Society which are in force on the Issue Date. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Certificate unless it is contained in the application.

Incontestability

We will not contest the Certificate from its Issue Date.

Misstatement of Age or Sex

If the age or sex of the annuitant has been misstated, we will pay that amount which the premiums actually paid would have purchased at the correct age and sex.

CALCULATION OF YIELDS AND TOTAL RETURNS

The Society may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed in accordance with the standards defined by the SEC, or be accompanied by performance data computed in such manner.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a specific seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Certificate with a balance of 1 subaccount unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

-           net income from the Investment Option attributable to the hypothetical account, and

-           charges and deductions imposed under the Certificate attributable to the hypothetical account.

The charges and deductions include per unit charges for the hypothetical account for:

-           the annual administrative charge and

-            the mortality and expense risk charge.

1

For purposes of calculating current yields for a Certificate, an average per unit administrative charge is used based on the $30 administrative charge deducted at the beginning of each Certificate Year. Current yields and effective yields will be calculated according to the SEC prescribed formulas set forth below:

Current Yield = ((NCS – ES)/UV) X (365/7)

Where:

NCS	=

the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS – ES)/UV)) 365/7 – 1

Where:

NCS	=

the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

The yield for the Money Market Subaccount will be lower than the yield for the Investment Option due to the charges and deductions imposed under the Certificate.

The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and should not act as an indication or representation of future yields or rates of return.

The actual yield is affected by:

-            changes in interest rates on money market securities,

-            the average portfolio maturity of the Money Market Investment Option,

-            the quality of portfolio securities held by this Investment Option, and

-            the operating expenses of the Money Market Investment Option.

Yields may also be presented for other periods of time.

Other Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for a Certificate for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

2

The yield is calculated according to the SEC prescribed formula set forth below:

Yield	=	2 X ((((NI – ES)/(U X UV)) + 1)[6] – 1)

Where:

NI	=	net investment income of the Investment Option for the 30-day or one-month period attributable to the shares owned by the Subaccount.

ES	=	expenses of the Subaccount for the 30-day or one-month period.

U	=	the average daily number of accumulation units outstanding during the period.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Certificate.

The yield for each Subaccount normally will fluctuate over time and should not act as an indication or representation of future yields or rates of return. A Subaccount’s actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

The surrender charge is not considered in the yield calculation.

Average Annual Total Returns

Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one-, five- and ten- year periods. Average annual total returns may also be disclosed for other periods of time.

Average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.

Adjusted historic average annual total returns are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of Certificate charges which were in effect at the inception of each Subaccount. For purposes of calculating average annual total return, an average annual administrative charge per dollar of Certificate value is used. The calculation also assumes surrender of the Certificate at the end of the period. The total return will then be calculated according to the SEC prescribed formula set forth below:

TR	=	(ERV/P)1/N – 1

Where:

TR	=	the average annual total return net of subaccount recurring charges.

ERV	=	the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

3

Investment Option Performance.    Each Subaccount may also advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Certificate.

The actual Subaccount total return information and the Investment Option total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For Investment Option total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.

Other Total Returns

Advertisements and sales literature may also quote average annual total returns which do not reflect the surrender charge. These figures are calculated in the same manner as average annual total returns described above, however, the surrender charge is not taken into account at the end of the period.

We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR	=	(ERV/P) – 1

Where:

CTR	=	The cumulative total return net of Subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical single payment of $1,000.

Effect of the Administrative Charge on Performance Data

We apply an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all certificates in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

DISTRIBUTION OF THE CERTIFICATES

MWA Financial Services, Inc. (“MWAFS”) is responsible for distributing the Certificates pursuant to a distribution agreement with us. MWAFS serves as principal underwriter for the Certificates. MWAFS, an Illinois corporation organized in 2001 and a wholly-owned subsidiary of the Society, is located at 1701 1st Avenue, Rock Island, Illinois.

4

MWAFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA.

We offer the Certificates to the public on a continuous basis. We anticipate continuing to offer the Certificates, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the Certificate Holders or the Account.

MWAFS will sell the Certificate through its registered representatives, who must be licensed as insurance agents and appointed by the Society.

MWAFS received sales compensation with respect to the Certificates in the following amounts during the periods indicated.

Fiscal year	Aggregate Amount of Commissions Paid to MWAFS*	Aggregate Amount of Commissions Retained by MWAFS After Payments to its Registered Representatives
2014	$5,420,528	$379,820
2013	$4,372,858	$329,881
2012	$2,702,952	$195,270

* Includes sales compensation paid to sales representatives of MWAFS.

MWAFS passes through commissions it receives and does not retain any override as distributor for the Certificates. However, under the distribution agreement with MWAFS, we pay the following sales expenses: manager and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Certificates.

ADMINISTRATIVE SERVICES AGREEMENT

EquiTrust Life Insurance Company (“EquiTrust Life”) and the Society were parties to an administrative services agreement pursuant to which EquiTrust Life agreed to provide certain accounting, actuarial, tax, management and other services to the Society. For services performed by EquiTrust Life under the administrative services agreement during the fiscal year ended December 31, 2011 EquiTrust Life billed the Society $350,958. On or about April 17, 2011, EquiTrust Life discontinued providing administrative services under the administrative services agreement. Beginning on that date, se2, inc. (“se2”) commenced providing certain administrative services for the Society pursuant to an administrative services agreement between the Society and se2 and billed the Society $649,131, $518,523 and $492,520 for services performed in 2014, 2013 and 2012, respectively. The Society compensates se2 based on the number of Certificates for which se2 provides administrative services and reimburses se2 for certain administrative expenses.

5

LEGAL MATTERS

All matters relating to Illinois law pertaining to the Certificates, including the validity of the Certificates and the Society’s authority to issue the Certificates, have been passed upon by Darcy G. Callas, Esquire, General Counsel and Director of the Society. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The Society’s statutory-basis balance sheets as of December 31, 2014 and 2013, and the related statutory-basis statements of operations, changes in surplus and cash flow for each of the three years in the period ended December 31, 2014, and related financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, independent auditors, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309 as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The Account’s statements of assets and liabilities as of December 31, 2014, and the related statements of operations and changes in net assets for the periods indicated thereon, as disclosed in the financial statements, appearing herein, have also been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in auditing and accounting.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Certificate discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Certificate and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The Society’s statutory-basis financial statements included in this Statement of Additional Information should be considered only as bearing on the Society’s ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.

6

FINANCIAL STATEMENTS Modern Woodmen of America Variable Annuity Account Years Ended December 31, 2014 and 2013 With Report of Independent Registered Public Accounting Firm

Modern Woodmen of America Variable Annuity Account

Financial Statements

Years Ended December 31, 2014 and 2013

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants

Modern Woodmen of America Variable Annuity Account

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of the Modern Woodmen of America Variable Annuity Account (the Account), comprised of the subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2014, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the mutual funds or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of the Modern Woodmen of America Variable Annuity Account at December 31, 2014, and the results of their operations and the changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Des Moines, Iowa
April 16, 2015

1

Modern Woodmen of America Variable Annuity Account

Statements of Assets and Liabilities

December 31, 2014

	American Century						Dreyfus Variable
	Investments*			Calvert Variable Products, Inc.*			Investment Fund*
				NASDAQ	Russell 2000			Dreyfus
	Capital	Mid Cap		100	Small Cap	S&P MidCap		Growth &
	Appreciation	Value	Ultra	Index	Index	400 Index	Appreciation	Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at market	$4,918,311	$3,666,573	$1,848,845	$8,485,542	$7,878,884	$7,571,671	$4,669,281	$3,105,827
Total assets	4,918,311	3,666,573	1,848,845	8,485,542	7,878,884	7,571,671	4,669,281	3,105,827

Liabilities	—	—	—	—	—	—	—	—
Net assets	$4,918,311	$3,666,573	$1,848,845	$8,485,542	$7,878,884	$7,571,671	$4,669,281	$3,105,827

Net assets
Accumulation units	$4,918,311	$3,666,573	$1,848,845	$8,474,718	$7,875,464	$7,571,671	$4,669,281	$3,105,827
Contracts in annuitization period	—	—	—	10,824	3,420	—	—	—
Total net assets	$4,918,311	$3,666,573	$1,848,845	$8,485,542	$7,878,884	$7,571,671	$4,669,281	$3,105,827

Investments in shares of mutual funds, at cost	$4,480,962	$2,970,441	$1,184,249	$7,496,108	$6,953,875	$6,450,602	$4,008,585	$2,354,890
Shares of mutual funds owned	312,869.69	184,807.08	114,621.50	186,127.26	103,901.94	79,094.02	94,309.85	95,037.55

Accumulation units outstanding	229,651.70	179,864.37	103,123.64	290,708.64	326,274.78	276,113.20	216,349.00	167,673.68
Accumulation unit value	$21.42	$20.39	$17.93	$29.15	$24.14	$27.42	$21.58	$18.52

Annuitized units outstanding	—	—	—	371.32	141.66	—	—	—
Annuitized unit value	$—	$—	$—	$29.15	$24.14	$—	$—	$—

* Fund family name provided for clarity.  Please see Note 1.

See accompanying notes.

2

Modern Woodmen of America Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2014

			Dreyfus Socially
	Dreyfus Variable		Responsible Growth
	Investment Fund*		Fund, Inc.*	Federated Insurance Series*
			Socially
	International	Opportunistic	Responsible	Quality	Prime	Managed	Managed
	Equity	Small Cap	Growth	Bond	Money	Volatility	Tail Risk
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at market	$6,096,763	$6,934,814	$2,043,464	$16,095,545	$904,819	$12,783,234	$3,751,198
Total assets	6,096,763	6,934,814	2,043,464	16,095,545	904,819	12,783,234	3,751,198

Total liabilities	—	—	—	—	—	—	—
Net assets	$6,096,763	$6,934,814	$2,043,464	$16,095,545	$904,819	$12,783,234	$3,751,198

Net assets
Accumulation units	$6,096,763	$6,934,814	$2,043,464	$16,095,545	$904,819	$12,783,234	$3,751,198
Contracts in annuitization period	—	—	—	—	—	—	—
Total net assets	$6,096,763	$6,934,814	$2,043,464	$16,095,545	$904,819	$12,783,234	$3,751,198

Investments in shares of mutual funds, at cost	$5,358,222	$4,964,821	$1,754,346	$16,118,795	$904,819	$12,238,797	$4,199,015
Shares of mutual funds owned	332,248.68	145,140.51	44,832.46	1,409,417.22	904,819.18	1,213,982.33	675,891.57

Accumulation units outstanding	264,811.11	430,146.84	89,594.57	1,488,796.26	92,310.44	573,949.65	329,866.23
Accumulation unit value	$23.02	$16.12	$22.81	$10.81	$9.80	$22.27	$11.37

Annuitized units outstanding	—	—	—	—	—	—	—
Annuitized unit value	$—	$—	$—	$—	$—	$—	$—

* Fund family name provided for clarity.  Please see Note 1.

See accompanying notes.

3

Modern Woodmen of America Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2014

	Fidelity® Variable Insurance Products Funds*
							Fidelity
		Freedom	Freedom	Freedom	Freedom		Growth
	Contrafund	2015	2020	2025	2030	Growth	& Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at market	$27,184,365	$2,450,768	$4,567,484	$5,513,939	$8,984,578	$6,235,312	$5,872,724
Total assets	27,184,365	2,450,768	4,567,484	5,513,939	8,984,578	6,235,312	5,872,724

Total liabilities	—	—	—	—	—	—	—
Net assets	$27,184,365	$2,450,768	$4,567,484	$5,513,939	$8,984,578	$6,235,312	$5,872,724

Net assets
Accumulation units	$27,184,365	$2,450,768	$4,567,484	$5,467,723	$8,984,578	$6,235,312	$5,872,724
Contracts in annuitization period	—	—	—	46,216	—	—	—
Total net assets	$27,184,365	$2,450,768	$4,567,484	$5,513,939	$8,984,578	$6,235,312	$5,872,724

Investments in shares of mutual funds, at cost	$19,287,888	$2,230,965	$4,172,011	$4,737,511	$7,608,119	$4,741,780	$4,429,830
Shares of mutual funds owned	727,632.90	194,814.61	357,672.95	418,992.32	690,590.18	98,224.83	282,614.27

Accumulation units outstanding	1,060,127.50	170,328.16	309,230.51	354,764.02	597,063.68	253,459.49	287,338.02
Accumulation unit value	$25.64	$14.39	$14.77	$15.41	$15.05	$24.60	$20.44

Annuitized units outstanding	—	—	—	2,999.09	—	—	—
Annuitized unit value	$—	$—	$—	$15.41	$—	$—	$—

* Fund family name provided for clarity.  Please see Note 1.

See accompanying notes.

4

Modern Woodmen of America Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2014

								T. Rowe
						J.P. Morgan		Price Equity
	Fidelity® Variable Insurance Products Funds*					Insurance Trust*		Series, Inc.*
	High	Index			Fidelity Real	Mid-Cap	Small Cap	Equity
	Income	500	Mid-Cap	Overseas	Estate	Value	Core	Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at market	$11,416,316	$17,005,134	$19,054,807	$7,797,395	$13,685,648	$13,053,737	$9,728,442	$11,556,444
Total assets	11,416,316	17,005,134	19,054,807	7,797,395	13,685,648	13,053,737	9,728,442	11,556,444

Total liabilities	—	—	—	—	—	—	—	—
Total assets	$11,416,316	$17,005,134	$19,054,807	$7,797,395	$13,685,648	$13,053,737	$9,728,442	$11,556,444

Net assets
Accumulation units	$11,399,181	$17,005,134	$19,054,807	$7,797,395	$13,676,054	$13,053,737	$9,728,442	$11,556,444
Contracts in annuitization period	17,135	—	—	—	9,594	—	—	—
Total net assets	$11,416,316	$17,005,134	$19,054,807	$7,797,395	$13,685,648	$13,053,737	$9,728,442	$11,556,444

Investments in shares of mutual funds, at cost	$12,039,730	$12,858,718	$15,870,877	$6,764,988	$12,503,528	$9,918,291	$7,236,225	$8,375,521
Shares of mutual funds owned	2,129,909.72	81,708.31	517,231.47	416,973.01	693,646.65	1,144,061.08	404,340.89	384,958.18

Accumulation units outstanding	498,988.02	827,456.76	631,030.15	376,953.04	1,033,154.67	404,630.14	311,088.56	588,220.28
Accumulation unit value	$22.84	$20.55	$30.20	$20.69	$13.24	$32.26	$31.27	$19.65

Annuitized units outstanding	750.20	—	—	—	724.60	—	—	—
Annuitized unit value	$22.84	$—	$—	$—	$13.24	$—	$—	$—

* Fund family name provided for clarity.  Please see Note 1.

See accompanying notes.

5

Modern Woodmen of America Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2014

				T. Rowe Price
				International
	T. Rowe Price Equity Series, Inc.*			Series, Inc.*
			Personal
	Mid-Cap	New America	Strategy	International
	Growth	Growth	Balanced	Stock
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at market	$17,840,975	$8,746,899	$19,476,877	$4,941,204
Total assets	17,840,975	8,746,899	19,476,877	4,941,204

Total liabilities	—	—	—	—
Net assets	$17,840,975	$8,746,899	$19,476,877	$4,941,204

Net assets
Accumulation units	$17,822,417	$8,746,899	$19,476,877	$4,937,297
Contracts in annuitization period	18,558	—	—	3,907
Total net assets	$17,840,975	$8,746,899	$19,476,877	$4,941,204

Investments in shares of mutual funds, at cost	$17,081,554	$8,625,513	$18,135,961	$4,563,650
Shares of mutual funds owned	639,920.21	351,281.07	947,318.91	323,801.06

Accumulation units outstanding	421,759.80	303,708.46	937,169.08	298,819.19
Accumulation unit value	$40.34	$28.80	$20.78	$16.52

Annuitized units outstanding	460.03	—	—	236.52
Annuitized unit value	$40.34	$—	$—	$16.52

* Fund family name provided for clarity.  Please see Note 1.

See accompanying notes.

6

Modern Woodmen of America Variable Annuity Account

Statements of Operations

Year Ended December 31, 2014

	American Century
	Investments*			Calvert Variable Products, Inc.*
					Russell 2000
	Capital	Mid		NASDAQ	Small Cap	S&P MidCap
	Appreciaton	Cap Value	Ultra	100 Index	Index	400 Index
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$—	$34,059	$6,269	$93,982	$43,935	$72,672
Expenses:
Mortality and expense risk	(42,600)	(39,877)	(23,650)	(91,362)	(95,577)	(89,444)
Net investment income (loss)	(42,600)	(5,818)	(17,381)	2,620	(51,642)	(16,772)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	18,728	128,989	51,784	300,461	72,865	238,088
Realized gain distributions	—	163,913	—	815,357	873,760	599,533
Total realized gain (loss) on investments	18,728	292,902	51,784	1,115,818	946,625	837,621

Change in unrealized appreciation/depreciation of investments	437,350	119,657	108,926	(30,625)	(676,956)	(332,027)
Net increase (decrease) in net assets from operations	$413,478	$406,741	$143,329	$1,087,813	$218,027	$488,822

* Fund family name provided for clarity.  Please see Note 1.

See accompanying notes.

7

Modern Woodmen of America Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2014

					Dreyfus Socially
	Dreyfus Variable				Responsible Growth	Federated
	Investment Fund*				Fund, Inc.*	Insurance Series Fund*
		Dreyfus			Socially
		Growth &	International	Opportunistic	Responsible	Quality	Prime
	Appreciation	Income	Equity	Small Cap	Growth	Bond	Money
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$80,507	$21,360	$128,493	$—	$12,286	$523,732	$—
Expenses:
Mortality and expense risk	(59,057)	(36,523)	(82,153)	(86,375)	(23,170)	(205,565)	(21,831)
Net investment income (loss)	21,450	(15,163)	46,340	(86,375)	(10,884)	318,167	(21,831)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	180,412	156,705	(30,570)	315,094	118,786	11,679	—
Realized gain distributions	108,193	—	—	—	99,879	—	—
Total realized gain (loss) on investments	288,605	156,705	(30,570)	315,094	218,665	11,679	—

Change in unrealized appreciation/depreciation of investments	(30,415)	93,655	(258,583)	(178,233)	(29,238)	(22,695)	—
Net increase (decrease) in net assets from operations	$279,640	$235,197	$(242,813)	$50,486	$178,543	$307,151	$(21,831)

* Fund family name provided for clarity.  Please see Note 1.

See accompanying notes.

8

Modern Woodmen of America Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2014

	Federated Insurance Series Fund*		Fidelity® Variable Insurance Products Funds*
	Managed	Managed		Freedom	Freedom	Freedom	Freedom
	Volatility	Tail Risk	Contrafund	2015	2020	2025	2030	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$306,628	$66,526	$251,815	$40,756	$75,573	$89,933	$139,714	$11,466
Expenses:
Mortality and expense risk	(154,102)	(53,355)	(332,793)	(36,861)	(60,580)	(70,737)	(108,877)	(72,353)
Net investment income (loss)	152,526	13,171	(80,978)	3,895	14,993	19,196	30,837	(60,887)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	152,076	(31,262)	302,807	170,947	233,094	129,547	243,664	435,091
Realized gain distributions	645,465	728,774	528,317	44,475	76,184	98,433	151,285	—
Total realized gain (loss) on investments	797,541	697,512	831,124	215,422	309,278	227,980	394,949	435,091

Change in unrealized appreciation/depreciation of investments	(816,103)	(802,053)	1,675,190	(137,903)	(185,288)	(70,693)	(166,118)	85,880
Net increase (decrease) in net assets from operations	$133,964	$(91,370)	$2,425,336	$81,414	$138,983	$176,483	$259,668	$460,084

* Fund family name provided for clarity.  Please see Note 1.

See accompanying notes.

9

Modern Woodmen of America Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2014

							J.P. Morgan
	Fidelity® Variable Insurance Products Funds*						Insurance Trust*
	Growth &		Index			Fidelity Real	Mid-Cap	Small Cap
	Income	High Income	500	Mid-Cap	Overseas	Estate	Value	Core
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$100,534	$662,993	$266,475	$3,590	$111,517	$221,265	$76,887	$11,068
Expenses:
Mortality and expense risk	(69,960)	(148,020)	(197,402)	(240,755)	(108,902)	(136,744)	(145,998)	(113,581)
Net investment income (loss)	30,574	514,973	69,073	(237,165)	2,615	84,521	(69,111)	(102,513)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	145,626	267,503	129,501	210,873	(59,548)	93,803	153,918	322,025
Realized gain distributions	1,163	—	14,800	403,734	1,875	694,109	524,605	633,971
Total realized gain (loss) on investments	146,789	267,503	144,301	614,607	(57,673)	787,912	678,523	955,996

Change in unrealized appreciation/depreciation of investments	267,382	(871,632)	1,452,761	423,825	(722,140)	1,504,036	800,861	(137,134)
Net increase (decrease) in net assets from operations	$444,745	$(89,156)	$1,666,135	$801,267	$(777,198)	$2,376,469	$1,410,273	$716,349

* Fund family name provided for clarity.  Please see Note 1.

See accompanying notes.

10

Modern Woodmen of America Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2014

					T. Rowe Price
					International
	T. Rowe Price Equity Series, Inc.*				Series, Inc.*
				Personal
	Equity	Mid-Cap	New America	Strategy	International
	Income	Growth	Growth	Balanced	Stock
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$191,760	$—	$—	$305,240	$53,758
Expenses:
Mortality and expense risk	(151,745)	(186,445)	(101,627)	(254,312)	(63,689)
Net investment income (loss)	40,015	(186,445)	(101,627)	50,928	(9,931)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	130,934	54,127	171,037	173,820	90,038
Realized gain distributions	—	1,883,545	1,213,817	1,306,301	28,460
Total realized gain (loss) on investments	130,934	1,937,672	1,384,854	1,480,121	118,498

Change in unrealized appreciation/depreciation of investments	463,557	(166,362)	(674,165)	(860,959)	(240,842)
Net increase (decrease) in net assets from operations	$634,506	$1,584,865	$609,062	$670,090	$(132,275)

* Fund family name provided for clarity.  Please see Note 1.

See accompanying notes.

11

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets

						Calvert Variable
	American Century Investments.*					Products, Inc.*
	Capital Appreciation	Mid Cap Value		Ultra		NASDAQ 100
	Subaccount	Subaccount		Subaccount		Index Subaccount
	Year ended December 31	Year ended December 31		Year ended December 31		Year ended December 31
	2014	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(42,600)	$(5,818)	$(2,485)	$(17,381)	$(11,531)	$2,620	$(19,703)
Net realized gain (loss) on investments	18,728	292,902	57,152	51,784	4,373	1,115,818	251,147
Change in unrealized appreciation (depreciation) of investments	437,350	119,657	380,358	108,926	408,158	(30,625)	1,000,364
Net increase (decrease) in net assets from operations	413,478	406,741	435,025	143,329	401,000	1,087,813	1,231,809

Certificate transactions:
Transfers of net premiums	765,489	683,089	137,380	128,486	47,336	1,597,621	353,479
Transfers of surrenders and death benefits	(178,173)	(153,747)	(68,717)	(85,965)	(95,113)	(516,362)	(174,884)
Transfers of administrative and other charges	(2,377)	(1,864)	(1,205)	(1,260)	(1,036)	(4,806)	(3,269)
Transfers between subaccounts, including Declared Interest Option account	3,919,894	382,226	436,818	66,038	123,719	981,431	524,419
Net increase (decrease) in net assets from certificate transactions	4,504,833	909,704	504,276	107,299	74,906	2,057,884	699,745
Total increase (decrease) in net assets	4,918,311	1,316,445	939,300	250,628	475,907	3,145,697	1,931,554

Net assets at beginning of period	—	2,350,128	1,410,828	1,598,217	1,122,311	5,339,845	3,408,290
Net assets at end of period	$4,918,311	$3,666,573	$2,350,128	$1,848,845	$1,598,217	$8,485,542	$5,339,845

* Fund family name provided for clarity.  Please see Note 1.

See accompanying notes.

12

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Calvert Variable Products, Inc.*				Dreyfus Variable Investment Fund*
	Russell 2000 Small Cap		S&P MidCap 400		Appreciation		Dreyfus Growth &
	Index Subaccount		Index Subaccount		Subaccount		Income Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(51,642)	$(27,396)	$(16,772)	$(14,095)	$21,450	$18,446	$(15,163)	$(7,573)
Net realized gain (loss) on investments	946,625	238,725	837,621	239,582	288,605	33,460	156,705	35,233
Change in unrealized appreciation (depreciation) of investments	(676,956)	1,335,925	(332,027)	920,853	(30,415)	482,319	93,655	469,197
Net increase (decrease) in net assets from operations	218,027	1,547,254	488,822	1,146,339	279,640	534,225	235,197	496,857

Certificate transactions:
Transfers of net premiums	1,103,656	321,019	1,649,939	239,964	590,526	361,653	354,217	81,593
Transfers of surrenders and death benefits	(374,444)	(239,112)	(319,586)	(318,755)	(262,381)	(125,388)	(199,212)	(58,953)
Transfers of administrative and other charges	(4,699)	(3,875)	(5,080)	(3,569)	(2,493)	(1,986)	(1,349)	(1,041)
Transfers between subaccounts, including Declared Interest Option account	443,596	941,947	49,385	1,379,890	304,266	666,730	517,376	450,811
Net increase (decrease) in net assets from certificate transactions	1,168,109	1,019,979	1,374,658	1,297,532	629,918	901,009	671,032	472,410
Total increase (decrease) in net assets	1,386,136	2,567,233	1,863,480	2,443,871	909,558	1,435,234	906,229	969,267

Net assets at beginning of period	6,492,748	3,925,516	5,708,191	3,264,321	3,759,723	2,324,489	2,199,598	1,230,330
Net assets at end of period	$7,878,884	$6,492,748	$7,571,671	$5,708,191	$4,669,281	$3,759,723	$3,105,827	$2,199,598

* Fund family name provided for clarity.  Please see Note 1.

See accompanying notes.

13

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

					Dreyfus Socially Responsible
	Dreyfus Variable Investment Fund*				Growth Fund, Inc.*
	International Equity		Opportunistic Small		Socially Responsible
	Subaccount		Cap Subaccount		Growth Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31
	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$46,340	$58,490	$(86,375)	$(58,320)	$(10,884)	$(4,899)
Net realized gain (loss) on investments	(30,570)	(131,835)	315,094	99,276	218,665	8,146
Change in unrealized appreciation (depreciation) of investments	(258,583)	788,265	(178,233)	1,541,987	(29,238)	233,720
Net increase (decrease) in net assets from operations	(242,813)	714,920	50,486	1,582,943	178,543	236,967

Certificate transactions:
Transfers of net premiums	720,396	276,884	1,326,149	217,572	345,659	34,137
Transfers of surrenders and death benefits	(394,450)	(297,567)	(393,581)	(196,599)	(101,066)	(20,540)
Transfers of administrative and other charges	(3,750)	(3,331)	(4,737)	(3,632)	(1,310)	(689)
Transfers between subaccounts, including Declared Interest Option account	320,910	835,516	274,925	929,357	325,613	423,094
Net increase (decrease) in net assets from certificate transactions	643,106	811,502	1,202,756	946,699	568,896	436,002
Total increase (decrease) in net assets	400,293	1,526,422	1,253,242	2,529,642	747,439	672,969

Net assets at beginning of period	5,696,470	4,170,049	5,681,572	3,151,930	1,296,025	623,055
Net assets at end of period	$6,096,763	$5,696,470	$6,934,814	$5,681,572	$2,043,464	$1,296,025

* Fund family name provided for clarity.  Please see Note 1.

See accompanying notes.

14

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Federated Insurance Series*
	Quality Bond		Prime Money		Managed Volatility		Managed Tail Risk
	Subaccount		Subaccount		Subaccount		Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$318,167	$352,409	$(21,831)	$(39,858)	$152,526	$79,951	$13,171	$(15,143)
Net realized gain (loss) on investments	11,679	(17,734)	—	—	797,541	58,275	697,512	99,846
Change in unrealized appreciation (depreciation) of investments	(22,695)	(406,276)	—	—	(816,103)	1,162,384	(802,053)	428,968
Net increase (decrease) in net assets from operations	307,151	(71,600)	(21,831)	(39,858)	133,964	1,300,610	(91,370)	513,672

Certificate transactions:
Transfers of net premiums	3,281,734	1,385,942	23,185,389	68,881,678	2,624,128	634,811	325,167	159,480
Transfers of surrenders and death benefits	(1,003,362)	(686,662)	(310,172)	(19,151)	(510,911)	(460,104)	(237,232)	(323,143)
Transfers of administrative and other charges	(9,444)	(8,399)	(17,498)	(41,192)	(5,067)	(4,320)	(2,906)	(3,382)
Transfers between subaccounts, including Declared Interest Option account	176,996	1,367,324	(24,202,178)	(68,855,136)	1,613,624	2,009,681	(108,784)	1,554
Net increase (decrease) in net assets from certificate transactions	2,445,924	2,058,205	(1,344,459)	(33,801)	3,721,774	2,180,069	(23,755)	(165,491)
Total increase (decrease) in net assets	2,753,075	1,986,605	(1,366,290)	(73,659)	3,855,738	3,480,679	(115,125)	348,181

Net assets at beginning of period	13,342,470	11,355,865	2,271,109	2,344,768	8,927,496	5,446,818	3,866,323	3,518,142
Net assets at end of period	$16,095,545	$13,342,470	$904,819	$2,271,109	$12,783,234	$8,927,496	$3,751,198	$3,866,323

* Fund family name provided for clarity.  Please see Note 1.

See accompanying notes.

15

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Fidelity® Variable Insurance Products Funds*
	Contrafund		Freedom 2015		Freedom 2020
	Subaccount		Subaccount		Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31
	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(80,978)	$(38,691)	$3,895	$11,495	$14,993	$18,828
Net realized gain (loss) on investments	831,124	62,821	215,422	92,076	309,278	395,469
Change in unrealized appreciation (depreciation) of investments	1,675,190	4,613,765	(137,903)	189,864	(185,288)	120,439
Net increase (decrease) in net assets from operations	2,425,336	4,637,895	81,414	293,435	138,983	534,736

Certificate transactions:
Transfers of net premiums	3,975,259	982,816	311,888	41,228	763,800	177,540
Transfers of surrenders and death benefits	(1,768,902)	(1,012,022)	(593,112)	(161,602)	(325,743)	(394,206)
Transfers of administrative and other charges	(15,957)	(12,674)	(789)	(757)	(2,362)	(2,202)
Transfers between subaccounts, including Declared Interest Option account	763,523	2,526,895	5,906	260,884	(350,220)	441,484
Net increase (decrease) in net assets from certificate transactions	2,953,923	2,485,014	(276,107)	139,752	85,475	222,616
Total increase (decrease) in net assets	5,379,259	7,122,910	(194,693)	433,187	224,458	757,352

Net assets at beginning of period	21,805,106	14,682,196	2,645,461	2,212,274	4,343,026	3,585,674
Net assets at end of period	$27,184,365	$21,805,106	$2,450,768	$2,645,461	$4,567,484	$4,343,026

* Fund family name provided for clarity.  Please see Note 1.

See accompanying notes.

16

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Fidelity® Variable Insurance Products Funds*
	Freedom 2025		Freedom 2030		Growth		Fidelity Growth &
	Subaccount		Subaccount		Subaccount		Income Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$19,196	$22,174	$30,837	$31,232	$(60,887)	$(36,117)	$30,574	$27,451
Net realized gain (loss) on investments	227,980	141,774	394,949	87,787	435,091	49,092	146,789	24,396
Change in unrealized appreciation (depreciation) of investments	(70,693)	474,634	(166,118)	939,826	85,880	993,866	267,382	852,513
Net increase (decrease) in net assets from operations	176,483	638,582	259,668	1,058,846	460,084	1,006,841	444,745	904,360

Certificate transactions:
Transfers of net premiums	670,537	263,301	1,881,165	284,217	1,308,619	170,652	1,011,469	234,523
Transfers of surrenders and death benefits	(265,402)	(189,275)	(511,487)	(244,236)	(323,956)	(225,639)	(321,304)	(265,126)
Transfers of administrative and other charges	(3,628)	(2,977)	(11,061)	(9,044)	(3,586)	(2,442)	(3,002)	(2,105)
Transfers between subaccounts, including Declared Interest Option account	496,360	312,521	321,759	1,473,258	569,045	482,354	340,687	1,086,293
Net increase (decrease) in net assets from certificate transactions	897,867	383,571	1,680,376	1,504,194	1,550,122	424,926	1,027,850	1,053,585
Total increase (decrease) in net assets	1,074,350	1,022,152	1,940,044	2,563,040	2,010,206	1,431,766	1,472,595	1,957,945

Net assets at beginning of period	4,439,589	3,417,437	7,044,534	4,481,494	4,225,106	2,793,340	4,400,129	2,442,183
Net assets at end of period	$5,513,939	$4,439,589	$8,984,578	$7,044,534	$6,235,312	$4,225,106	$5,872,724	$4,400,129

* Fund family name provided for clarity.  Please see Note 1.

See accompanying notes.

17

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Fidelity® Variable Insurance Products Funds*
	High Income		Index 500		Mid-Cap		Overseas
	Subaccount		Subaccount		Subaccount		Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$514,973	$443,028	$69,073	$72,508	$(237,165)	$(144,050)	$2,615	$7,100
Net realized gain (loss) on investments	267,503	17,520	144,301	48,064	614,607	1,797,955	(57,673)	(47,843)
Change in unrealized appreciation (depreciation) of investments	(871,632)	(100,256)	1,452,761	2,386,669	423,825	2,230,531	(722,140)	1,667,145
Net increase (decrease) in net assets from operations	(89,156)	360,293	1,666,135	2,507,242	801,267	3,884,437	(777,198)	1,626,402

Certificate transactions:
Transfers of net premiums	2,099,640	863,033	3,175,673	545,350	2,795,121	770,006	1,278,866	255,308
Transfers of surrenders and death benefits	(604,360)	(326,394)	(781,201)	(454,857)	(1,213,446)	(911,658)	(645,164)	(355,435)
Transfers of administrative and other charges	(6,156)	(4,811)	(8,794)	(6,365)	(12,247)	(9,853)	(5,506)	(4,883)
Transfers between subaccounts, including Declared Interest Option account	171,515	2,033,643	919,249	1,938,174	622,839	1,501,406	257,698	650,506
Net increase (decrease) in net assets from certificate transactions	1,660,639	2,565,470	3,304,927	2,022,301	2,192,267	1,349,901	885,894	545,496
Total increase (decrease) in net assets	1,571,483	2,925,763	4,971,062	4,529,543	2,993,534	5,234,338	108,696	2,171,898

Net assets at beginning of period	9,844,833	6,919,070	12,034,072	7,504,529	16,061,273	10,826,935	7,688,699	5,516,801
Net assets at end of period	$11,416,316	$9,844,833	$17,005,134	$12,034,072	$19,054,807	$16,061,273	$7,797,395	$7,688,699

* Fund family name provided for clarity.  Please see Note 1.

See accompanying notes.

18

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Variable Insurance						T. Rowe Price
	Products Funds*		J.P. Morgan Insurance Trust*				Equity Series, Inc.*
	Fidelity Real Estate		Mid-Cap Value		Small Cap Core		Equity Income
	Subaccount		Subaccount		Subaccount		Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$84,521	$49,466	$(69,111)	$(31,527)	$(102,513)	$(50,329)	$40,015	$15,315
Net realized gain (loss) on investments	787,912	456,798	678,523	179,041	955,996	245,628	130,934	(1,749)
Change in unrealized appreciation (depreciation) of investments	1,504,036	(656,429)	800,861	1,531,832	(137,134)	1,701,835	463,557	2,082,997
Net increase (decrease) in net assets from operations	2,376,469	(150,164)	1,410,273	1,679,346	716,349	1,897,134	634,506	2,096,562

Certificate transactions:
Transfers of net premiums	3,578,090	622,330	2,444,936	466,177	1,508,192	343,009	963,314	396,027
Transfers of surrenders and death benefits	(419,053)	(381,979)	(654,792)	(335,246)	(642,934)	(428,939)	(812,932)	(612,204)
Transfers of administrative and other charges	(7,436)	(3,490)	(7,159)	(4,362)	(5,245)	(3,924)	(5,997)	(5,548)
Transfers between subaccounts, including Declared Interest Option account	986,807	2,827,107	1,132,335	2,222,777	857,543	1,168,426	674,512	842,511
Net increase (decrease) in net assets from certificate transactions	4,138,408	3,063,969	2,915,320	2,349,346	1,717,556	1,078,572	818,897	620,786
Total increase (decrease) in net assets	6,514,877	2,913,804	4,325,593	4,028,692	2,433,905	2,975,706	1,453,403	2,717,348

Net assets at beginning of period	7,170,771	4,256,966	8,728,144	4,699,452	7,294,537	4,318,831	10,103,041	7,385,693
Net assets at end of period	$13,685,648	$7,170,771	$13,053,737	$8,728,144	$9,728,442	$7,294,537	$11,556,444	$10,103,041

* Fund family name provided for clarity.  Please see Note 1.

See accompanying notes.

19

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

							T. Rowe Price International
	T. Rowe Price Equity Series, Inc.*						Series, Inc.*
	Mid-Cap Growth		New America Growth		Personal Strategy Balanced		International Stock
	Subaccount		Subaccount		Subaccount		Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(186,445)	$(87,734)	$(101,627)	$(61,912)	$50,928	$22,280	$(9,931)	$(15,167)
Net realized gain (loss) on investments	1,937,672	823,841	1,384,854	1,056,812	1,480,121	952,719	118,498	68,967
Change in unrealized appreciation (depreciation) of investments	(166,362)	1,095,155	(674,165)	425,385	(860,959)	1,091,445	(240,842)	379,751
Net increase (decrease) in net assets from operations	1,584,865	1,831,262	609,062	1,420,286	670,090	2,066,444	(132,275)	433,551

Certificate transactions:
Transfers of net premiums	4,685,296	561,604	1,731,775	262,719	2,426,011	871,554	940,566	265,971
Transfers of surrenders and death benefits	(521,364)	(235,168)	(397,683)	(236,874)	(1,004,935)	(896,923)	(309,373)	(247,270)
Transfers of administrative and other charges	(8,973)	(3,589)	(4,312)	(2,660)	(9,197)	(8,148)	(2,947)	(2,407)
Transfers between subaccounts, including Declared Interest Option account	2,379,020	3,841,780	689,466	1,207,085	1,469,289	2,636,128	306,965	483,732
Net increase (decrease) in net assets from certificate transactions	6,533,979	4,164,627	2,019,246	1,230,270	2,881,168	2,602,611	935,211	500,026
Total increase (decrease) in net assets	8,118,844	5,995,889	2,628,308	2,650,555	3,551,258	4,669,055	802,936	933,577

Net assets at beginning of period	9,722,131	3,726,242	6,118,591	3,468,036	15,925,619	11,256,564	4,138,268	3,204,692
Net assets at end of period	$17,840,975	$9,722,131	$8,746,899	$6,118,591	$19,476,877	$15,925,619	$4,941,204	$4,138,268

* Fund family name provided for clarity.  Please see Note 1.

See accompanying notes.

20

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements

December 31, 2014

1. Organization and Significant Accounting Policies

Organization

Modern Woodmen of America Variable Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Modern Woodmen of America (the Society) and exists in accordance with the rules and regulations of the Illinois Department of Insurance. The Account is a funding vehicle for individual variable annuity certificates issued by the Society.

At the direction of eligible certificate owners, the Account invests in various investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of

American Century Investments:
Capital Appreciation	VP Capital Appreciation Fund (1)
Mid Cap Value	VP Mid Cap Value Fund
Ultra	VP Ultra® Fund

Calvert Variable Products, Inc.:
NASDAQ 100 Index	Calvert VP NASDAQ — 100 Index Portfolio
Russell 2000 Small Cap Index	Calvert VP Russell 2000 Small Cap Index Portfolio
S&P MidCap 400 Index	Calvert VP S&P MidCap 400 Index Portfolio

Dreyfus Variable Investment Fund:
Appreciation	VIF Appreciation Portfolio — Initial Share Class
Dreyfus Growth & Income	VIF Growth and Income Portfolio — Initial Share Class
International Equity	VIF International Equity Portfolio — Initial Share Class
Opportunistic Small Cap	VIF Opportunistic Small Cap Portfolio — Initial Share Class

Socially Responsible Growth	Dreyfus Socially Responsible Growth Fund, Inc. — Service Share Class

Federated Insurance Series Funds:
Quality Bond	Federated Quality Bond Fund II — Primary Shares
Prime Money	Federated Prime Money Fund II
Managed Volatility	Federated Managed Volatility Fund II
Managed Tail Risk	Federated Managed Tail Risk Fund II — Primary Shares

21

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Invests Exclusively in Shares of
Fidelity® Variable Insurance Products Funds:
Contrafund	VIP Contrafund® Portfolio — Initial Class
Freedom 2015	VIP Freedom 2015 Portfolio — Initial Class
Freedom 2020	VIP Freedom 2020 Portfolio — Initial Class
Freedom 2025	VIP Freedom 2025 Portfolio — Initial Class
Freedom 2030	VIP Freedom 2030 Portfolio — Initial Class
Growth	VIP Growth Portfolio — Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio — Initial Class
High Income	VIP High Income Portfolio — Service Class 2
Index 500	VIP Index 500 Portfolio — Initial Class
Mid-Cap	VIP Mid Cap Portfolio — Service Class 2
Overseas	VIP Overseas Portfolio — Initial Class
Fidelity Real Estate	VIP Real Estate Portfolio — Initial Class

J.P. Morgan Insurance Trust:
Mid-Cap Value	Mid Cap Value Portfolio — Class 1
Small Cap Core	Small Cap Core Portfolio — Class 1

T. Rowe Price Equity Series, Inc.:
Equity Income	Equity Income Portfolio
Mid-Cap Growth	Mid-Cap Growth Portfolio
New America Growth	New America Growth Portfolio
Personal Strategy Balanced	Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.:
International Stock	International Stock Portfolio

(1) Effective April 25, 2014, the American Century VP Vista Fund ceased to exist. Its assets were liquidated and transferred into the American Century VP Capital Appreciation Fund at that date.  Amounts reported within these financial statements for the American Century VP Capital Appreciation Fund are for the short period of April 25, 2014 through December 31, 2014.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Society’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity certificates is not chargeable with liabilities arising out of any other business the Society may conduct.

Eligible certificate owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Society and pays interest at declared rates guaranteed for each certificate year.

22

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Administrative Services Agreement

The Society performs the administrative duties and compliance services for the Account.  Pursuant to an agreement between the Society and se(2), Inc. (se(2)) effective April 18, 2011, se(2) performs the execution of trade purchases and redemptions, tax reporting, recording of accounting transactions, and other services.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis is used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2014, all mutual fund shares owned by the Account are stated at fair value and were based upon daily unadjusted quoted prices, therefore were classified as Level 1. There were no transfers between levels during the year.

23

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Certificates in Annuitization Period

Net assets allocated to certificates in the annuitization period are computed according to the Annuity 2000 Mortality Table, with an assumed investment return determined at the time of annuitization. The mortality risk is fully borne by the Society and may result in additional amounts being transferred into the Account by the Society to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Society.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Due To/Due From Modern Woodmen of America

The amounts due to or from Modern Woodmen of America represent premiums received from certificate holders that have not been remitted to the Account, net of amounts due for surrenders and death benefits, as well as other policy and administrative charges.

24

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

2. Expense Charges

The Account reimburses the Society for certain mortality and other risks assumed by the Society. The Society deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.40% of the average daily net asset value of the Account. These charges are assessed in return for the Society’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with certificates issued. The Account also pays the Society certain amounts relating to the distribution and administration of the certificates funded by the Account. The following summarizes those amounts:

Administrative Charge: Prior to the annuity payment period, the Society will deduct an annual administrative charge of $30 to reimburse it for administrative expenses related to the certificate. A portion of this charge may be deducted from funds held in the fixed interest subaccount.

Surrender Charge: A surrender charge is imposed in the event of a full or partial surrender during the first eight certificate years. The amount charged is 8% of the amount surrendered during the first certificate year and declines by 1% in each of the next seven certificate years. In each certificate year, no surrender charge is deducted on annual withdrawals up to 10% of the accumulated value as of the most recent prior certificate anniversary. After eight full certificate years, no surrender charge is deducted.

Transfer Charge: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one certificate year.

3. Federal Income Taxes

The Society is a tax-exempt fraternal benefit society under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Society does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the certificates. Based on this, no charge is currently being made to the Account for federal income taxes. The Society periodically reviews the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the certificates.

25

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2014:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century Investments:
Capital Appreciation	$4,819,584	$357,350
Mid Cap Value	1,326,128	258,329
Ultra	226,263	136,345

Calvert Variable Products, Inc.:
NASDAQ 100 Index	3,703,563	827,701
Russell 2000 Small Cap Index	2,445,355	455,128
S&P MidCap 400 Index	2,563,637	606,219

Dreyfus Variable Investment Fund:
Appreciation	1,181,081	421,521
Dreyfus Growth & Income	974,077	318,207
International Equity	1,210,975	521,528
Opportunistic Small Cap	1,684,864	568,483

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	946,790	288,899

26

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Federated Insurance Series Funds:
Quality Bond	$4,277,769	$1,513,679
Prime Money	16,177,840	17,544,129
Managed Volatility	5,637,277	1,117,512
Managed Tail Risk	1,199,240	481,050

Fidelity® Variable Insurance Products Funds:
Contrafund	4,781,800	1,380,538
Freedom 2015	513,456	741,193
Freedom 2020	1,235,671	1,059,019
Freedom 2025	1,290,428	274,934
Freedom 2030	2,486,183	623,684
Growth	2,348,938	859,703
Fidelity Growth & Income	1,573,757	514,168
High Income	3,082,732	907,121
Index 500	4,174,732	785,933
Mid-Cap	3,500,592	1,141,756
Overseas	1,709,370	818,985
Fidelity Real Estate	5,476,371	559,333

J.P. Morgan Insurance Trust:
Mid-Cap Value	3,881,143	510,329
Small Cap Core	2,830,450	581,436

T. Rowe Price Equity Series, Inc.:
Equity Income	1,817,810	958,898
Mid-Cap Growth	8,577,624	346,544
New America Growth	3,654,588	523,154
Personal Strategy Balanced	5,469,115	1,230,717

T. Rowe Price International Series, Inc.:
International Stock	1,357,351	403,612

27

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the years ended December 31, 2014 and 2013:

	Year Ended December 31
	2014			2013
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
American Century Investments:
Capital Appreciation	254,028	24,376	229,652	—	—	—
Mid Cap Value	70,944	23,446	47,498	40,648	10,247	30,401
Ultra	17,329	10,906	6,423	15,529	10,625	4,904

Calvert Variable Products, Inc.:
NASDAQ 100 Index	124,282	47,559	76,723	69,903	39,124	30,779
Russell 2000 Small Cap Index	90,303	40,171	50,132	74,056	24,929	49,127
S&P MidCap 400 Index	92,284	40,454	51,830	83,700	27,425	56,275

Dreyfus Variable Investment Fund:
Appreciation	55,999	25,351	30,648	67,632	19,053	48,579
Dreyfus Growth & Income	61,475	22,710	38,765	48,170	16,527	31,643
International Equity	67,981	40,709	27,272	77,172	41,536	35,636
Opportunistic Small Cap	144,671	67,611	77,060	112,776	46,651	66,125

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	44,174	17,978	26,196	25,846	2,724	23,122

Federated Insurance Series Funds:
Quality Bond	463,256	237,730	225,526	515,497	323,533	191,964
Prime Money	2,561,703	2,697,894	(136,191)	7,226,025	7,230,179	(4,154)
Managed Volatility	239,604	76,410	163,194	154,881	45,012	109,869
Managed Tail Risk	44,030	46,215	(2,185)	32,500	47,450	(14,950)

28

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions (continued)

	Year Ended December 31
	2014			2013
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)

Fidelity® Variable Insurance Products Funds:
Contrafund	259,238	137,878	121,360	216,909	96,562	120,347
Freedom 2015	30,989	50,504	19,515	23,322	12,607	10,715
Freedom 2020	83,772	78,507	5,265	87,260	70,424	16,836
Freedom 2025	80,488	21,188	59,300	76,491	49,809	26,682
Freedom 2030	167,127	54,616	112,511	146,082	31,385	114,697
Growth	114,887	49,938	64,949	43,777	22,837	20,940
Fidelity Growth & Income	92,741	39,951	52,790	96,787	33,715	63,072
High Income	136,322	65,425	70,897	175,925	61,254	114,671
Index 500	265,397	93,792	171,605	200,552	78,103	122,449
Mid-Cap	150,520	75,680	74,840	127,570	73,763	53,807
Overseas	109,682	69,686	39,996	70,011	44,064	25,947
Fidelity Real Estate	468,113	129,695	338,418	410,773	129,905	280,868

J.P. Morgan Insurance Trust:
Mid-Cap Value	147,496	49,987	97,509	137,853	46,488	91,365
Small Cap Core	103,674	44,696	58,978	90,366	47,723	42,643

T. Rowe Price Equity Series, Inc.:
Equity Income	127,471	83,796	43,675	115,978	80,711	35,267
Mid-Cap Growth	216,654	43,257	173,397	151,874	21,946	129,928
New America Growth	114,461	39,824	74,637	75,737	23,381	52,356
Personal Strategy Balanced	258,120	115,955	142,165	243,110	101,632	141,478

T. Rowe Price International Series, Inc.:
International Stock	93,597	38,482	55,115	62,913	31,454	31,459

29

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights

The following summarizes units outstanding, unit values, and net assets at December 31, 2014, 2013, 2012, 2011 and 2010 and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31
Subaccount	Units	Unit Fair Value (4)	Net Assets	Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
American Century Investments:
Capital Appreciation
2014	229,652	$21.42	$4,918,311	—	1.40%	9.83%
Mid Cap Value:
2014	179,864	20.39	3,666,573	1.19	1.40	14.85
2013	132,366	17.75	2,350,128	1.25	1.40	28.25
2012	101,965	13.84	1,410,828	2.00	1.40	14.76
2011	102,604	12.06	1,237,522	1.33	1.40	(2.03)
2010	112,531	12.31	1,385,790	2.30	1.40	17.57
Ultra:
2014	103,124	17.93	1,848,845	0.37	1.40	8.47
2013	96,701	16.53	1,598,217	0.51	1.40	35.16
2012	91,797	12.23	1,122,311	—	1.40	12.41
2011	82,583	10.88	898,690	—	1.40	(0.37)
2010	83,970	10.92	916,749	0.52	1.40	14.47

Calvert Variable Products, Inc.:
NASDAQ 100 Index:
2014	291,080	29.15	8,485,542	1.43	1.40	17.02
2013	214,357	24.91	5,339,845	0.90	1.40	34.14
2012	183,578	18.56	3,408,290	0.85	1.40	15.99
2011	129,085	16.01	2,066,191	0.28	1.40	1.65
2010	126,205	15.75	1,988,269	0.20	1.40	17.89
Russell 2000 Small Cap Index:
2014	326,416	24.14	7,878,884	0.64	1.40	2.72
2013	276,285	23.50	6,492,748	0.85	1.40	36.00
2012	227,158	17.28	3,925,516	1.00	1.40	13.91
2011	230,596	15.17	3,498,578	0.52	1.40	(6.18)
2010	243,538	16.17	3,938,939	0.57	1.40	24.29
S&P MidCap 400 Index:
2014	276,113	27.42	7,571,671	1.13	1.40	7.74
2013	224,283	25.45	5,708,191	1.07	1.40	30.98
2012	168,008	19.43	3,264,321	0.97	1.40	15.65
2011	167,293	16.80	2,809,791	0.69	1.40	(3.56)
2010	176,728	17.42	3,078,502	0.77	1.40	24.25

30

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

	As of December 31
Subaccount	Units	Unit Fair Value (4)	Net Assets	Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Dreyfus Variable Investment Fund:
Appreciation:
2014	216,349	$21.58	$4,669,281	1.89%	1.40%	6.57%
2013	185,701	20.25	3,759,723	1.99	1.40	19.47
2012	137,122	16.95	2,324,489	3.63	1.40	8.86
2011	87,106	15.57	1,355,920	1.60	1.40	7.53
2010	77,185	14.48	1,117,503	2.14	1.40	13.75
Dreyfus Growth & Income:
2014	167,674	18.52	3,105,827	0.81	1.40	8.56
2013	128,908	17.06	2,199,598	0.93	1.40	34.86
2012	97,265	12.65	1,230,330	1.47	1.40	16.48
2011	94,446	10.86	1,026,005	1.30	1.40	(4.15)
2010	86,117	11.33	975,840	1.22	1.40	16.92
International Equity:
2014	264,811	23.02	6,096,763	2.17	1.40	(4.00)
2013	237,538	23.98	5,696,470	2.59	1.40	16.13
2012	201,902	20.65	4,170,049	0.44	1.40	21.40
2011	198,308	17.01	3,372,505	2.14	1.40	(15.83)
2010	213,869	20.21	4,322,622	1.69	1.40	8.48
Opportunistic Small Cap:
2014	430,147	16.12	6,934,814	—	1.40	0.19
2013	353,087	16.09	5,681,572	—	1.40	46.54
2012	286,961	10.98	3,151,930	—	1.40	18.83
2011	273,145	9.24	2,523,381	0.41	1.40	(15.00)
2010	284,244	10.87	3,090,445	0.73	1.40	29.25

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth:
2014	89,595	22.81	2,043,464	0.74	1.40	11.59
2013	63,398	20.44	1,296,025	0.83	1.40	32.13
2012	40,276	15.47	623,055	0.56	1.40	10.19
2011	37,232	14.04	522,885	0.65	1.40	(0.78)
2010	31,049	14.15	439,268	0.68	1.40	12.93

31

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

	As of December 31
Subaccount	Units	Unit Fair Value (4)	Net Assets	Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Federated Insurance Series Funds:
Quality Bond
2014	1,488,796	$10.81	$16,095,545	3.54%	1.40%	2.37%
2013	1,263,270	10.56	13,342,470	4.10	1.40	(0.38)
2012	1,071,306	10.60	11,355,865	4.06	1.40	8.16
2011(5)	1,062,617	9.80	10,409,797	—	1.40	(2.00)
Prime Money
2014	92,310	9.80	904,819	—	1.40	(1.41)
2013	228,501	9.94	2,271,109	—	1.40	(1.39)
2012	232,655	10.08	2,344,768	—	1.40	(1.37)
2011(5)	207,424	10.22	2,119,838	—	1.40	(0.68)
Managed Volatility
2014	573,950	22.27	12,783,234	2.76	1.40	2.49
2013	410,756	21.73	8,927,496	2.53	1.40	20.06
2012	300,887	18.10	5,446,818	2.98	1.40	11.94
2011(5)	312,390	16.17	5,050,114	—	1.40	(0.61)
Managed Tail Risk(6)
2014	329,866	11.37	3,751,198	1.73	1.40	(2.32)
2013	332,051	11.64	3,866,323	0.99	1.40	14.79
2012	347,001	10.14	3,518,142	0.55	1.40	8.68
2011(5)	371,619	9.33	3,467,796	—	1.40	(6.70)
Fidelity® Variable Insurance Products Funds:
Contrafund:
2014	1,060,128	25,64	27,184,365	1.05	1.40	10.37
2013	938,768	23.23	21,805,106	1.17	1.40	29.49
2012	818,421	17.94	14,682,196	1.36	1.40	14.78
2011	825,277	15.63	12,895,921	1.02	1.40	(3.82)
2010	857,140	16.25	13,932,441	1.29	1.40	15.58
Freedom 2015:
2014	170,328	14.39	2,450,768	1.54	1.40	3.30
2013	189,843	13.93	2,645,461	1.86	1.40	12.79
2012	179,128	12.35	2,212,274	2.07	1.40	10.66
2011	168,108	11.16	1,875,917	1.99	1.40	(1.76)
2010	168,671	11.36	1,915,256	1.99	1.40	11.59
Freedom 2020:
2014	309,231	14.77	4,567,484	1.73	1.40	3.36
2013	303,965	14.29	4,343,026	1.87	1.40	14.41
2012	287,129	12.49	3,585,674	2.06	1.40	11.82
2011	280,608	11.17	3,134,019	1.99	1.40	(2.36)
2010	323,391	11.44	3,700,400	2.22	1.40	12.93

32

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

	As of December 31
Subaccount	Units	Unit Fair Value (4)	Net Assets	Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Fidelity® Variable Insurance Products Funds (continued):
Freedom 2025:
2014	357,763	$15.41	$5,513,939	1.77%	1.40%	3.63%
2013	298,463	14.87	4,439,589	1.97	1.40	18.30
2012	271,782	12.57	3,417,437	2.04	1.40	13.45
2011	242,724	11.08	2,688,666	2.21	1.40	(3.40)
2010	199,939	11.47	2,293,968	2.14	1.40	14.13
Freedom 2030:
2014	597,064	15.05	8,984,578	1.78	1.40	3.51
2013	484,553	14.54	7,044,534	1.92	1.40	19.97
2012	369,856	12.12	4,481,494	2.26	1.40	14.02
2011	344,529	10.63	3,662,523	2.23	1.40	(3.97)
2010	297,400	11.07	3,291,040	2.16	1.40	14.48
Growth:
2014	253,459	24.60	6,235,312	0.22	1.40	9.77
2013	188,511	22.41	4,225,106	0.32	1.40	34.43
2012	167,571	16.67	2,793,340	0.58	1.40	13.09
2011	180,064	14.74	2,653,883	0.39	1.40	(1.14)
2010	157,908	14.91	2,354,999	0.29	1.40	22.41
Fidelity Growth & Income:
2014	287,338	20.44	5,872,724	2.00	1.40	8.96
2013	234,548	18.76	4,400,129	2.20	1.40	31.74
2012	171,475	14.24	2,442,183	2.18	1.40	16.91
2011	193,052	12.18	2,351,498	1.74	1.40	0.16
2010	212,389	12.16	2,581,609	0.73	1.40	13.33
High Income:
2014	499,738	22.84	11,416,316	6.22	1.40	(0.52)
2013	428,841	22.96	9,844,833	6.40	1.40	4.27
2012	314,170	22.02	6,919,070	6.90	1.40	12.40
2011	228,229	19.59	4,472,080	7.01	1.40	2.24
2010	224,445	19.16	4,299,529	7.86	1.40	12.11
Index 500:
2014	827,457	20.55	17,005,134	1.87	1.40	11.99
2013	655,851	18.35	12,034,072	2.15	1.40	30.42
2012	533,402	14.07	7,504,529	1.98	1.40	14.30
2011	604,067	12.31	7,434,711	1.94	1.40	0.65
2010	626,019	12.23	7,656,238	1.98	1.40	13.45
Mid-Cap:
2014	631,030	30.20	19,054,807	0.02	1.40	4.57
2013	556,190	28.88	16,061,273	0.30	1.40	34.01
2012	502,383	21.55	10,826,935	0.39	1.40	12.95
2011	516,323	19.08	9,849,198	0.02	1.40	(12.07)
2010	539,126	21.70	11,697,075	0.13	1.40	26.83

33

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

	As of December 31
Subaccount	Units	Unit Fair Value (4)	Net Assets	Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Fidelity® Variable Insurance Products Funds (continued):
Overseas:
2014	376,953	$20.69	$7,797,395	1.42%	1.40%	(9.33)%
2013	336,957	22.82	7,688,699	1.50	1.40	28.64
2012	311,010	17.74	5,516,801	1.96	1.40	19.06
2011	328,970	14.90	4,900,789	1.43	1.40	(18.31)
2010	325,457	18.24	5,934,817	1.46	1.40	11.56
Fidelity Real Estate:
2014	1,033,879	13.24	13,685,648	2.24	1.40	28.42
2013	695,461	10.31	7,170,771	2.20	1.40	0.39
2012	414,593	10.27	4,256,966	1.79	1.40	16.97
2011	212,826	8.78	1,868,819	1.46	1.40	6.55
2010	121,259	8.24	998,778	2.14	1.40	28.75

J.P. Morgan Insurance Trust:
Mid-Cap Value:
2014	404,630	32.26	13,053,737	0.73	1.40	13.51
2013	307,121	28.42	8,728,144	0.91	1.40	30.49
2012	215,756	21.78	4,699,452	1.01	1.40	18.69
2011	197,924	18.35	3,631,553	1.33	1.40	0.77
2010	221,299	18.21	4,029,916	1.22	1.40	21.72
Small Cap Core:
2014	311,089	31.27	9,728,442	0.14	1.40	8.09
2013	252,110	28.93	7,294,537	0.51	1.40	40.30
2012	209,467	20.62	4,318,831	0.20	1.40	18.10
2011	205,730	17.46	3,592,583	0.12	1.40	(6.08)
2010	201,270	18.59	3,742,254	—	1.40	25.35

T. Rowe Price Equity Series, Inc.:
Equity Income:
2014	588,220	19.65	11,556,444	1.76	1.40	5.93
2013	544,545	18.55	10,103,041	1.57	1.40	27.93
2012	509,278	14.50	7,385,693	2.15	1.40	15.54
2011	551,999	12.55	6,929,295	1.74	1.40	(2.11)
2010	598,065	12.82	7,667,032	1.91	1.40	13.45
Mid-Cap Growth:
2014	442,220	40.34	17,840,975	—	1.40	11.53
2013	268,823	36.17	9,772,131	—	1.40	34.81
2012	138,895	26.83	3,726,242	—	1.40	12.35
2011	71,082	23.88	1,697,780	—	1.40	(2.65)
2010	35,332	24.53	866,685	—	1.40	26.31

34

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

	As of December 31
Subaccount	Units	Unit Fair Value (4)	Net Assets	Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
T. Rowe Price Equity Series, Inc.(continued):
New America Growth:
2014	303,708	$28.80	$8,746,899	—%	1.40%	7.82%
2013	229,071	26.71	6,118,591	—	1.40	36.14
2012	176,716	19.63	3,468,036	0.51	1.40	11.54
2011	155,972	17.59	2,743,865	0.23	1.40	(2.44)
2010	148,765	18.03	2,682,273	0.21	1.40	18.00
Personal Strategy Balanced:
2014	937,169	20.78	19,476,877	1.67	1.40	3.74
2013	795,004	20.03	15,925,619	1.55	1.40	16.32
2012	653,526	17.22	11,256,564	1.97	1.40	13.51
2011	647,607	15.17	9,823,537	2.07	1.40	(1.69)
2010	663,653	15.43	10,240,540	2.37	1.40	12.14

T. Rowe Price International Series, Inc.:
International Stock:
2014	299,056	16.52	4,941,204	1.17	1.40	(2.59)
2013	243,940	16.96	4,138,268	0.96	1.40	12.47
2012	212,481	15.08	3,204,692	1.27	1.40	16.81
2011	211,021	12.91	2,724,891	1.67	1.40	(14.05)
2010	175,844	15.02	2,641,367	1.04	1.40	12.85

(1)         These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)         These ratios represent the annualized certificate expenses of the separate account, consisting of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to certificate owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)         These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(4)         There are no differences in unit value between accumulation units and units of contracts in annuitization period since there are no differences in charges that result in direct reductions of unit values.

(5)         Subaccount commenced operations on July 15, 2011.

(6)         Formerly Federated Capital Appreciation Fund II.  The fund’s name changed effective February 15, 2013.

(7)         Subaccount commenced operations on April 25, 2014.

35

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

7. Subsequent Events

The Account is not aware of any transactions or events, which occurred after the Statements of Assets and Liabilities date and before the financial statements were issued, which would require recognition or disclosure.

36

FINANCIAL STATEMENTS — STATUTORY BASIS Modern Woodmen of America Years Ended December 31, 2014, 2013, and 2012 With Reports of Independent Auditors

Modern Woodmen of America

Financial Statements — Statutory Basis

Years Ended December 31, 2014, 2013, and 2012

Contents

Report of Independent Auditors	1

Statutory-Basis Financial Statements

Balance Sheets — Statutory Basis	3
Statements of Operations — Statutory Basis	5
Statements of Changes in Surplus — Statutory Basis	6
Statements of Cash Flow — Statutory Basis	7
Notes to Statutory-Basis Financial Statements	8

Schedules

Report of Independent Auditors on Supplementary Information	62

Audited Financial Statement Schedules

Schedule I — Schedule of Investments Other Than Investments in Related Parties	63
Schedule III — Supplementary Insurance Information	64
Schedule IV — Reinsurance	66

Report of Independent Auditors

The Board of Directors

Modern Woodmen of America

We have audited the accompanying statutory-basis financial statements of Modern Woodmen of America (the Society), which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of operations, changes in surplus and cash flow for each of the three years in the period ended December 31, 2014, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, to meet the requirements of the State of Illinois, the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Modern Woodmen of America at December 31, 2014 and 2013, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2014.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Modern Woodmen of America at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 16, 2015

Modern Woodmen of America

Balance Sheets — Statutory Basis

(Dollars in Thousands)

	December 31
	2014	2013
Admitted assets
Cash and short-term investments	$100,018	$61,913
Investments:
Bonds:
Government	1,830,171	1,922,921
Industrial and miscellaneous	9,473,073	8,810,351
	11,303,244	10,733,272

Common stocks:
Unaffiliated companies (cost: 2014 - $489,927; 2013 - $360,153)	798,172	668,838
Affiliated companies (cost: 2014 - $55,079; 2013 - $51,980)	31,811	28,506
	829,983	697,344

Mortgage loans	494,246	561,217
Real estate:
Property occupied by the Society	23,500	25,003
Property held for the production of income	3,930	4,371
Property held for sale	500	500
	27,930	29,874

Certificateholders’ loans	176,383	183,139
Securities lending reinvested collateral assets	471,720	498,804
Other invested assets	288,912	269,232
Total cash and invested assets	13,692,436	13,034,795

Investment income due and accrued	124,374	121,637
Electronic data processing equipment	3,805	2,248
Receivable from affiliates	1,104	928
Other assets	3,518	2,776
Separate account assets	305,868	236,062
Total admitted assets	$14,131,105	$13,398,446

Modern Woodmen of America

Balance Sheets — Statutory Basis

(Dollars in Thousands)

	December 31
	2014	2013
Liabilities and surplus
Liabilities:
Aggregate reserves for certificates and contracts:
Life and annuity	$11,292,932	$10,690,884
Accident and health	2,649	2,863
Certificate and contract claims	20,409	20,836
Other certificateholders’ funds	5,518	7,617
Dividends payable to certificateholders	14,600	14,400
Accrued commissions, general expenses, and taxes	7,599	8,533
Payable for securities lending collateral	471,720	498,804
FHLB advances	43,525	35,648
Other liabilities	30,100	35,926

Liability for employees’ and fieldworkers’ benefits	129,165	49,583
Interest maintenance reserve	32,488	27,188
Asset valuation reserve	295,486	254,658
Separate account liabilities	305,868	236,062
Total liabilities	12,652,059	11,883,002

Surplus:
Appropriated	277,015	274,300
Unassigned and other surplus funds	1,202,031	1,241,144
Total surplus	1,479,046	1,515,444

Total liabilities and surplus	$14,131,105	$13,398,446

See accompanying notes.

Modern Woodmen of America

Statements of Operations — Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2014	2013	2012

Income:
Premiums and other considerations:
Life and annuities	$1,066,911	$1,048,849	$1,110,178
Other	4,113	5,290	6,224
Investment income, net of investment expenses:
2014 — $14,946; 2013 — $13,714; and 2012 — $12,946	564,832	558,905	550,647
Amortization of interest maintenance reserve	20,481	6,714	5,869
Other income	4,546	4,911	3,624
Total income	1,660,883	1,624,669	1,676,542

Benefits and expenses:
Benefits:
Life and annuities	792,422	746,936	702,649
Other	10,990	9,927	10,020
Increase in aggregate reserves for certificates and contracts and other certificateholders’ funds	582,149	566,775	675,908
Employees’ and fieldworkers’ benefit plans	3,134	10,620	5,327
Commissions	64,010	63,698	67,451
General insurance expenses	94,957	108,724	102,231
Insurance, taxes, licenses, and fees	6,885	6,757	7,209
Net transfers to separate accounts	49,547	36,169	5,609
	1,604,094	1,549,606	1,576,404
Fraternal, charitable, and benevolent expenses	25,834	30,008	28,020
Total benefits and expenses	1,629,928	1,579,614	1,604,424

Net gain from operations before dividends to certificateholders and net realized capital gains	30,955	45,055	72,118

Dividends to certificateholders	14,758	14,065	15,662
Net gain from operations before net realized capital gains	16,197	30,990	56,456

Net realized capital gains	69,183	73,118	37,606
Net income	$85,380	$104,108	$94,062

See accompanying notes.

Modern Woodmen of America

Statements of Changes in Surplus — Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2014	2013	2012

Appropriated:
Balance at beginning of year	$274,300	$272,477	$270,074
Transfer from unassigned surplus	2,715	1,823	2,403
Balance at end of year	277,015	274,300	272,477

Unassigned:
Balance at beginning of year	1,241,144	1,060,053	998,611
Net income	85,380	104,108	94,062
Change in net unrealized capital gains	5,898	102,454	42,350
Change in asset valuation reserve	(40,828)	(54,325)	(42,119)
Change in nonadmitted assets	12,408	64,400	(7,303)
Transfer to appropriated surplus	(2,715)	(1,823)	(2,403)
Change in additional minimum pension liability	—	19,381	(16,474)
Pension/postretirement plan adjustments	(105,834)	(53,034)	—
Cumulative effect of change in accounting principle	6,475
Correction of prior year error	—	—	(6,853)
Other increases (decreases), net	103	(70)	182
Balance at end of year	1,202,031	1,241,144	1,060,053
Total surplus	$1,479,046	$1,515,444	$1,332,530

See accompanying notes.

Modern Woodmen of America

Statements of Cash Flow — Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2014	2013	2012
Operating activities
Premium and annuity considerations	$1,068,888	$1,054,015	$1,117,724
Investment income, net	562,289	555,528	546,071
Miscellaneous income	4,545	4,911	3,624
Total cash provided by operations	1,635,722	1,614,454	1,667,419

Benefit and loss-related payments	(796,859)	(745,378)	(704,006)
Commissions and other expenses paid	(212,916)	(253,213)	(229,323)
Dividends paid to certificateholders	(14,557)	(15,365)	(16,894)
Net transfers (to) from separate accounts	(52,882)	(39,540)	(6,512)
Total cash used in operations	(1,077,214)	(1,053,496)	(956,735)
Net cash provided by operating activities	558,508	560,958	710,684

Investing activities
Proceeds from investments sold or matured:
Bonds	1,097,061	1,245,933	1,069,517
Stocks	96,064	133,423	84,902
Mortgage loans	70,903	63,302	44,864
Real Estate	—	5,946	—
Other invested assets	45,305	16,782	39,672
Miscellaneous proceeds	27,083	20	10,000
Total investment proceeds	1,336,416	1,465,406	1,248,955

Cash applied, cost of investments acquired:
Bonds	(1,638,616)	(1,821,428)	(1,896,113)
Stocks	(167,341)	(135,878)	(64,651)
Mortgage loans	(3,936)	(109,675)	(40,099)
Real estate	—	(439)	(478)
Other invested assets	(51,786)	(36,756)	(68,058)
Miscellaneous applications	(1)	(110,935)	(1,983)
Total investment applications	(1,861,680)	(2,215,111)	(2,071,382)

Net decrease in certificateholders’ loans	7,100	4,257	6,488
Net cash used in investing activities	(518,164)	(745,448)	(815,939)

Financing and miscellaneous activities
Cash provided:
FHLB advances	7,874	35,626	—
Securities lending	11,870	100,935	1,963
Other cash provided	(21,983)	58,208	31,368
Net cash from financing and miscellaneous sources	(2,239)	194,769	33,331

Net increase (decrease) in cash and short-term investments	38,105	10,279	(71,924)
Cash and short-term investments at beginning of year	61,913	51,634	123,558
Cash and short-term investments at end of year	$100,018	$61,913	$51,634

See accompanying notes.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements
(Dollars in Thousands)

December 31, 2014

1. Nature of Operations and Significant Accounting Policies

Description of Business

Modern Woodmen of America (the Society) was incorporated on May 5, 1884, in the state of Illinois, as a tax-exempt fraternal benefit society. The Society is licensed to sell insurance in every state except Alaska and Hawaii. The majority of the Society’s business is in the midwestern and southeastern portions of the United States.

MWABank is a wholly owned subsidiary of the Society. It began operations on January 27, 2003, upon approval of its federal savings bank charter by the Office of Thrift Supervision.

MWA Financial Services, Inc. was established as a wholly owned subsidiary of the Society on February 2, 2001, operating as an introducing broker-dealer to engage in the sales of nonproprietary mutual funds, equity securities, and variable products offered by the Society to its members. The equity securities and certain nonproprietary products are cleared through Pershing LLC.

MWAGIA, Inc. was established on September 6, 2001, as a wholly owned subsidiary of MWA Financial Services, Inc. The subsidiary is involved in the sale of nonproprietary insurance products through the Society’s agents licensed to sell this type of coverage.

Transfer Agreement with Equitable Reserve Association

On November 1, 2012 a transfer agreement between the Society and Equitable Reserve Association (Equitable Reserve) became effective under which the Society accepted all Equitable Reserve members into membership with the Society and assumed all liabilities and assets of Equitable Reserve. As part of the transaction, Equitable Reserve voluntarily dissolved. Prior to the effective date of the transaction, Equitable Reserve was a fraternal benefit society organized under the Laws of the State of Wisconsin. This transaction was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the transaction were combined and the recorded assets, liabilities and surplus of Equitable Reserve were carried forward to the Society financial statements to reflect the statutory merger as if it occurred on January 1, 2012.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Significant Risks

The following is a description of what management believes to be significant risks facing diversified financial service organizations and how the Society mitigates those risks:

•                  Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. The Society mitigates this risk by offering a wide range of products and operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices that identify and minimize the adverse impact of this risk.

•                  Credit risk is the risk that issuers of securities owned by the Society or borrowers on mortgage loans on real estate will default or that other parties that owe the Society money will not pay. The Society minimizes this risk by adhering to a conservative investment strategy and by maintaining sound credit and collection policies. The Society mitigates this risk by only entering into transactions with creditworthy counterparties.

•                  Interest rate risk is the risk that interest rates will change and cause a decrease in the value of the Society’s investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss. The Society mitigates this risk by charging fees for certain certificateholders’ contract terminations, by offering products that transfer this risk to the purchaser, and by attempting to match the maturity schedule of its assets with the expected payout of its liabilities.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Society’s statutory-basis financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the statutory-basis financial statements and accompanying notes.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Basis of Presentation

The Society’s financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Illinois Department of Insurance (statutory accounting practices), which practices differ in some respects from U.S. generally accepted accounting principles (GAAP).

The more significant differences between statutory accounting practices and GAAP follow.

Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners’ (NAIC) rating for statutory purposes. For GAAP purposes, such investments in fixed maturities are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments in fixed maturities are reported at amortized cost. The remaining investments in fixed maturities are reported at fair value with the unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of surplus for those designated as available-for-sale.

All single-class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security. An OTTI is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. If it is determined that an OTTI has occurred as a result of the cash flow analysis, the security is written down to the estimated future cash flows discounted at the security’s effective interest rate. If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS, and ABS securities), other than high-credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the balance sheet date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI is separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in other comprehensive income (OCI). If high-credit quality securities are adjusted, the retrospective method is used.

Investment and foreclosed real estate are carried at the lower of cost or fair value and are reported net of related obligations for statutory purposes rather than at cost less accumulated depreciation under GAAP. Investment income and operating expenses include imputed rent for the Society’s occupancy of those properties for statutory purposes.

Under a formula determined by the NAIC, the Society defers in the Interest Maintenance Reserve (IMR) the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity. Realized capital gains and losses are reported in operations net of transfers to the IMR for statutory purposes rather than reported in the statements of operations in the period that the asset giving rise to the gain or loss is sold under GAAP.

Declines in the value of investments due to noninterest-related risk are provided for through the establishment of an NAIC formula-determined statutory asset valuation reserve (AVR) with changes charged directly to surplus, rather than solely through recognition in the statements of operations for declines in value, when such declines are judged to be other than temporary under GAAP.

The accounts and operations of the Society’s subsidiaries are not consolidated with the accounts and operations of the Society as would be required under GAAP.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The costs of acquiring and renewing business are charged to current operations as incurred for statutory purposes rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Certain assets designated as nonadmitted are excluded from the accompanying statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent these assets are not impaired.

Certificate reserves on traditional life insurance products are based on statutory mortality rates and interest, which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals used for GAAP purposes, which include a provision for possible unfavorable deviation from such assumptions.

Certificate reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values under GAAP.

Expense allowances on reinsurance ceded are credited to income at the time the premium is ceded rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Any reinsurance balance amounts deemed to be uncollectible are written off through a charge to operations. In addition, liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets, as would be required under GAAP.

Revenues for universal life-type policies and annuity policies consist of the entire premiums received, and benefits incurred represent the total death benefits paid and the change in policy reserves for statutory purposes. Under GAAP, revenues include only policy charges for the cost of insurance, certificate initiation and administration, surrender charges, and other fees that have been assessed against certificate account values, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

For purposes of calculating the Society’s pension and postretirement benefit obligations, any postretirement benefit plan or other retirement benefit plan in an overfunded status recorded as an asset is considered non-admitted for statutory-basis accounting.  In addition, unrecognized gains or losses and unrecognized service costs are included in OCI under GAAP.

Dividends to certificateholders are recognized when declared for statutory purposes rather than over the term of the related policies under GAAP.

For securities lending programs, cash collateral received which may be sold or repledged by the Society is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Society’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

Other significant statutory accounting practices follow.

Cash and Short-Term Investments

In connection with the preparation of its statutory-basis statements of cash flow, the Society considers all highly liquid investments with a maturity of one year or less when purchased to be short-term investments. These investments have been valued at amortized cost, which approximates fair value.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Investments

Securities are valued in accordance with methods prescribed by the NAIC. Bonds are stated principally at cost, adjusted for amortization of premiums and accretion of discounts, both computed using the interest method. Preferred stocks are stated principally at cost. Common stocks are reported at fair value, as determined by the Securities Valuation Office of the NAIC (SVO) for unaffiliated companies, if available, with changes in unrealized gains or losses credited or charged directly to surplus. For the Society’s noninsurance subsidiaries, the common stock is reported based on underlying GAAP equity. Minor ownership interests in limited partnerships are also carried at a related share of GAAP equity.

Mortgage loans are predominantly first liens on large commercial buildings and are stated primarily at the unpaid principal balance. The Society records impaired loans at the present value of expected future cash flows discounted at the loan’s effective interest rate, or as an expedient, at the loan’s observable market price or the fair value of the collateral if the loan is collateral-dependent. A loan is impaired when it is probable that the creditor will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement.

Certificateholders’ loans are reported at unpaid principal balance.

Land is reported at cost. Real estate occupied by the Society, real estate held for the production of income, and real estate held for sale are reported at depreciated cost net of related obligations. Real estate that the Society has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Realized gains and losses on sales are determined on the basis of specific identification of investments. Changes in admitted asset carrying amounts of bonds and common stocks are generally credited or charged directly to unassigned and other surplus funds. However, the carrying amounts of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying amount of the investment is reduced to its estimated fair value, and a specific write-down through realized losses is taken, except for certain mortgage and asset backed securities. For mortgage and asset backed securities where the Society has the ability and intent to hold until recovery, the carrying values are written down through realized losses to the extent the estimated future cash flows discounted at the original effective interest rate are less than the carrying amount. For those same mortgage and asset backed securities, the difference between the estimated discounted cash flows and fair value is charged directly to surplus.

The AVR provides a reserve for losses from investments in bonds, preferred and common stocks, mortgage loans, real estate, and other invested assets, with related increases or decreases being recorded directly to surplus. Unrealized capital gains and losses on investments, including changes in mortgage and security reserves, are recorded directly in surplus.

The IMR primarily defers certain interest-related gains and losses on sales of fixed income securities, which are amortized into net investment income over the estimated remaining lives of the investments sold.

The Society’s investment policy requires it to maintain a diversified, high average quality debt securities portfolio and imposes limits on holdings of lower quality securities, including those with heightened risk-reward exposure. Credit exposure is regularly monitored on an overall basis and from industry, geographic, and individual issuer perspectives. Duration/cash flow characteristics of fixed-income investments are compared with those of insurance liabilities to ascertain that durations are prudently managed.

Interest income is recognized on an accrual basis. Dividends are recorded on the ex-dividend date. Income is generally not recorded on investments when there is evidence of default or another indication that such amounts will not be collected. There was no excluded investment income for the years ended December 31, 2014, 2013, or 2012.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Electronic Data Processing

The admitted value of the Society’s electronic data processing equipment is limited to 3% of surplus. The admitted portion is reported at cost, less accumulated depreciation of $7,350 and $6,570 in 2014 and 2013, respectively. Depreciation expense is computed using the straight-line method over the lesser of the useful lives of the assets or three years. Depreciation expense charged to operations in 2014, 2013, and 2012 was $2,308, $2,291, and $2,236, respectively.

Reserves for Life, Annuity, and Accident and Health Certificates

Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than, or equal to, the minimum or guaranteed certificate cash values or the amounts required by the Illinois Department of Insurance. The Society waives deduction of deferred fractional premiums on the death of life and annuity certificate insureds and returns any premium beyond the date of death. Surrender values on certificates do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. At December 31, 2014, the Society established $51,000 in additional reserves related to cash flow testing. At December 31, 2014 and 2013, the Society had $8,728,506 and $8,205,678, respectively, of insurance in force for which net premiums exceed the gross premiums. Reserves corresponding to the above insurance totaled $74,691 and $66,776 at December 31, 2014 and 2013, respectively.

For substandard table ratings, midterminal reserves are based on an approximate multiple of the standard mortality rates. For flat extra ratings, midterminal reserves are based on the standard or substandard mortality rates increased by one half of the gross annual premium.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is also determined by formula.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of all reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and cash basis evaluations. Although considerable variability is inherent in such estimates, the Society believes that the liability for unpaid claims is adequate. These estimates are continually reviewed, and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

The liabilities related to guaranteed investment contracts and certificateholder funds left on deposit with the Society generally are equal to fund balances less applicable surrender charges.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits, the Society complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the Conditional Tail Expectation (CTE) Amount, but not less than the Standard Scenario Amount (SSA).

To determine the CTE Amount, the Society uses 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and prudent estimate assumptions based on Society experience. The SSA is determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2014 and 2013, the Society had variable and separate account annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserves Held	Reinsurance Reserve Credit

December 31, 2014
Guaranteed minimum death benefit	$490,576	$472,145	$—

December 31, 2013
Guaranteed minimum death benefit	$382,111	$368,346	$—

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Revenue Recognition and Related Expenses

Life premiums are recognized as income over the premium paying period of the related certificates. Annuity considerations are recognized as revenue when received. Deposits on contracts with no mortality or morbidity risk are recorded directly as a liability when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as commissions, are charged to operations as incurred.

Dividends to Certificateholders

Dividends to certificateholders are expensed as incurred. Dividend rates are established by the Society’s Board of Directors. Participating business written accounted for approximately 100% of total premiums earned in 2014 and 99% of total premiums earned in 2013, and 2012.

Separate Accounts

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are for individual variable annuities with a nonguaranteed return, and for which the certificateholder, rather than the Society, bears the investment risk. Separate account assets, which consist of investments in mutual funds, are reported at estimated fair value. Revenues and expenses related to the separate accounts, to the extent of benefits paid or provided to the separate accounts’ certificateholders, are excluded from the amounts reported in the accompanying statements of operations. Fees charged on separate account certificateholder deposits are included in other income.

Reinsurance

The Society reinsures certain risks related to a portion of its business. Reinsurance premiums, expenses, and reserves related to reinsured business are accounted for on a basis consistent with that used for the original policies issued and the terms of the reinsurance contracts. Premiums and expenses are stated net of amounts related to reinsurance agreements. In 2014, 2013, and 2012, insurance premiums were reduced by $27,201, $25,531, and $23,353, respectively, for amounts paid under the cession agreements. In addition, benefits were reduced by $3,817, $7,122, and $10,753 in 2014, 2013, and 2012, respectively, for amounts received under the cession agreements. Insurance reserves applicable to reinsurance ceded have also been reported as reductions of reserves (2014 — $64,619; 2013 — $54,514). The Society is contingently liable

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

with respect to reinsurance ceded to other entities in the event the reinsurer is unable to meet the obligations that it has assumed.

Other

Nonadmitted assets (principally certain investments, receivables, and furniture and equipment) have been excluded from the balance sheets by a charge to surplus.

Appropriated surplus represents discretionary reserves established by the Society. The amount appropriated as of December 31, 2014, 2013 and 2012, consists of an allocation of unassigned surplus to help provide for future fraternal benefits and programs for all members. This allocation is calculated quarterly based on fraternal expenses and certificate contributions assumed in product pricing, and remains available to protect the ultimate solvency of the Society.

Change in Accounting Principle

The Society has four retirement plans for home office employees and field personnel, including the qualified pension plan, postretirement medical, postretirement life, and supplemental executive retirement plan (SERP).  Accounting for these plans is in accordance with Statement of Statutory Accounting Principles (SSAP) No. 102 Accounting for Pensions, A Replacement of SSAP No. 89 (SSAP 102) and SSAP No. 92 Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (SSAP 92). Additional information about these plans is located in Note 9.

Historically, the qualified pension plan, postretirement medical, postretirement life have applied the minimum amortization requirement in paragraphs 22 and 49 of SSAP 102, and 92, respectively. The SERP utilized a method where any gains and losses for the SERP were recognized immediately at the measurement date in accordance with SSAP 102 paragraph 23, as an alternative to being recognized over the average future service of the active participants.

Effective January 1, 2014, in order to gain consistency in the accounting for these plans and to increase the ease of understanding results, unrecognized gains and losses for the SERP are recognized over the average future service of the active participants, in accordance with SSAP 102 paragraph 22.  The impact of this change was an increase to unassigned surplus of $6,475 as of January 1, 2014.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Recent Accounting Pronouncements

Effective January 1, 2013, the Society adopted SSAP No. 92, Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89. This guidance impacts accounting for defined benefit pension plans and other postretirement plans, along with related disclosures. SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89. In addition, SSAP No. 92 and SSAP No. 102 require inclusion of non-vested participants. At January 1, 2013, the transition liability needing to be recognized totaled $129,488, and the Society recorded $28,207 in surplus to reflect the adoption. In accordance with the guidance, surplus deferral was elected at the transition date to recognize the impact on surplus over a period not to exceed ten years. No additional transition liability was recognized during 2013 other than the amounts required to be recognized under the Statutory Accounting Principles Working Group interpretation INT13-03 Clarification of Surplus Deferral in SSAP No. 92 & SSAP No. 102. The Society recognized a transition liability of $1,906 during 2014. The remaining transition liability to be amortized over the remaining transition period was $3,229 and $5,135 at December 31, 2014 and 2013, respectively.

Effective January 1, 2013, the Society adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities which adopts with modifications the guidance in Accounting Standards Update (ASU) 2009-16, Transfers and Servicing (Topic 860):  Accounting for Transfers of Financial Assets and supersedes SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The adoption of this standard did not impact the financial position or results of operations of the Society.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

2. Investments

The amortized cost and estimated fair value of bonds and preferred and common stocks as of December 31, 2014 and 2013, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2014
Bonds:
U.S. government and agencies	$1,216,412	$57,537	$(3,426)	$1,270,523
States and political subdivisions	613,759	48,141	(6)	661,894
Corporate securities	9,140,954	464,591	(50,426)	9,555,119
Hybrid securities	29,644	198	(1,618)	28,224
Mortgage and asset-backed securities	302,475	18,650	(2,761)	318,364
	$11,303,244	$589,117	$(58,237)	$11,834,124
Preferred stocks	$—	$380	$—	$380
Common stocks — unaffiliated	$489,927	$321,223	$(12,978)	$798,172

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2013
Bonds:
U.S. government and agencies	$1,236,543	$57,045	$(17,344)	$1,276,244
States and political subdivisions	686,379	50,747	(432)	736,694
Corporate securities	8,463,355	392,296	(163,589)	8,692,062
Hybrid securities	39,796	1,819	(257)	41,358
Mortgage and asset-backed securities	307,199	31,774	(4,073)	334,900
	$10,733,272	$553,681	$(185,695)	$11,081,258
Preferred stocks	$—	$360	$—	$360
Common stocks — unaffiliated	$360,153	$313,368	$(4,683)	$668,838

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

2. Investments (continued)

The following tables show amortized costs, gross unrealized losses, and fair values of bonds aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position.

	December 31, 2014
	Statement Value	Gross Unrealized Loss	Estimated Fair Value
Less than 12 months:
U.S. government and agencies	$19,493	$(39)	$19,454
States and political subdivisions	776	(6)	770
Corporate securities	648,921	(20,176)	628,745
Hybrid securities	2,884	(1,088)	1,796
Mortgage and asset-backed securities	66,064	(1,266)	64,798
	738,138	(22,575)	715,563

Greater than 12 months:
U.S. government and agencies	133,403	(3,387)	130,016
States and political subdivisions	—	—	—
Corporate securities	972,320	(30,250)	942,070
Hybrid securities	9,012	(530)	8,482
Mortgage and asset-backed securities	57,761	(1,495)	56,266
	1,172,496	(35,662)	1,136,834
Total	$1,910,634	$(58,237)	$1,852,397

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

2. Investments (continued)

	December 31, 2013
	Statement Value	Gross Unrealized Loss	Estimated Fair Value
Less than 12 months:
U.S. government and agencies	$273,384	$(16,627)	$256,757
States and political subdivisions	21,124	(305)	20,819
Corporate securities	2,837,591	(139,388)	2,698,203
Hybrid securities	9,306	(257)	9,049
Mortgage and asset-backed securities	74,521	(3,247)	71,274
	3,215,926	(159,824)	3,056,102

Greater than 12 months:
U.S. government and agencies	3,086	(717)	2,369
States and political subdivisions	10,000	(127)	9,873
Corporate securities	249,456	(24,200)	225,256
Hybrid securities	—	—	—
Mortgage and asset-backed securities	12,495	(827)	11,668
	275,037	(25,871)	249,166
Total	$3,490,963	$(185,695)	$3,305,268

Included in the above tables are 232 securities from 176 issuers at December 31, 2014, and 445 securities from 315 issuers at December 31, 2013. Approximately 95% and 97% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade at December 31, 2014 and 2013, respectively. Investment grade securities are defined as those securities rated a “1” or “2” by the SVO. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changes in credit spreads since the securities were acquired.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

2. Investments (continued)

The Society defines its exposure to subprime mortgages as those securities that are not backed by FNMA, FHLMC, or GNMA; whole loans not classified as either Prime or Alt-A; and any CDO that has exposure to subprime collateral. The Society held one CDO with direct subprime exposure which had an adjusted book value of $0 at December 31, 2014 and 2013. The Society monitors its whole loan portfolio closely for signs of mortgage-related risk exposure. All whole loan positions were AAA rated at December 31, 2014 and 2013, and showed no signs that any were impaired.

The Society monitors the financial condition and operations of the securities rated below investment grade and of certain investment grade securities for which it has concerns regarding credit quality. In determining whether or not an unrealized loss is other than temporary, the Society reviews factors such as:

•                  Historical operating trends.

•                  Business prospects.

•                  Status of the industry in which the issuer operates.

•                  Quality of management.

•                  Size of the unrealized loss.

•                  Length of time the security has been in an unrealized loss position.

•                  Whether or not the Society plans to sell a security prior to its maturity at an amount below its carrying amount.

•                  Whether or not the Society has the ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount.

The Society believes the issuers of the securities in an unrealized loss position will continue to make payments as scheduled, and the Society has the ability and intent to hold these securities until they recover in value or mature.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

2. Investments (continued)

At December 31, 2014, the Society had $2,844 of gross unrealized losses on equity securities with an estimated fair value of $7,309 that have been in an unrealized loss position for more than one year and $10,133 of gross unrealized losses on equity securities with an estimated fair value of $147,565 that have been in an unrealized loss position for less than one year.  At December 31, 2013, the Society had no equity securities that have been in an unrealized loss position for more than one year and $4,683 of gross unrealized losses on equity securities with an estimated fair value of $33,915 that have been in an unrealized loss position for less than one year.

The Society is required to categorize its loan-backed and structured securities impairments based upon the reason for which the Society recognized an OTTI. The following summarizes those securities for which the OTTI was recorded during the year ended December 31, 2014, 2013 and 2012:

	Year Ended December 31
	2014	2013	2012
OTTI recognized based on:
Intent to sell	$—	$—	$—
Inability or lack of intent to hold the investment in the security for a period of time sufficient to recover the amortized cost basis	3,962	—	3,628
Present value of the cash flows expected to be collected is less than the amortized cost basis of the security	—	—	—
Total OTTI on loan-backed securities	$3,962	$—	$3,628

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

2. Investments (continued)

The unrealized losses of loan-backed securities where fair value is less than cost or amortized cost for which OTTI has not been recognized in earnings at December 31, 2014, is as follows:

Continuous Unrealized Loss Position	Amortized Cost	Unrealized Loss	Fair Value

Less Than 12 Months	$88,727	$(2,679)	$86,048
12 Months or Longer	197,909	(5,369)	192,540

No securities were held at December 31, 2014 and 2013 with a recognized OTTI where the present value of cash flows expected to be collected were less than the amortized cost basis of the securities.

The amortized cost and estimated fair value of bonds at December 31, 2014, by final contractual maturity, are shown below. Expected maturities will differ from final contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Statement Value	Estimated Fair Value

Due in one year or less	$533,396	$543,794
Due one through five years	2,141,555	2,346,113
Due five through ten years	6,371,214	6,614,299
Due after ten years	937,291	963,883
	9,983,456	10,468,089
Mortgage-backed and other securities without a single maturity date	1,319,788	1,366,035
	$11,303,244	$11,834,124

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

2. Investments (continued)

Major categories of net investment income are summarized as follows:

	Year Ended December 31
	2014	2013	2012

Bonds	$502,907	$499,607	$493,380
Preferred stocks	19	19	19
Common stocks (unaffiliated)	11,829	9,937	10,314
Mortgage loans	42,692	39,068	35,593
Real estate	5,012	4,970	5,124
Certificateholders’ loans	11,654	12,210	12,607
Cash and short-term investments	115	61	108
Other invested assets	3,781	5,394	5,142
Other	1,769	1,353	1,306
	579,778	572,619	563,593
Less investment expenses	14,946	13,714	12,946
	$564,832	$558,905	$550,647

The major components of realized capital gains (losses) on investments reflected in operations and unrealized capital gains (losses) on investments reflected directly in surplus for the years ended December 31, are summarized as follows:

	Realized			Change in Unrealized
	2014	2013	2012	2014	2013	2012

Bonds	$21,402	$17,699	$10,530	$4,899	$(19)	$(4)
Common stocks	61,596	62,103	24,408	(234)	82,533	39,569
Mortgage Loans	—	114	—	—	—	—
Real Estate	—	375	—	—	—	—
Other invested assets	11,965	4,978	16,147	1,233	19,940	2,785
Total capital gains (losses)	94,963	85,269	51,085	5,898	102,454	42,350

Transferred to interest maintenance reserve	(25,780)	(12,151)	(13,479)	—	—	—
Net capital gains (losses)	$69,183	$73,118	$37,606	$5,898	$102,454	$(42,350)

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

2. Investments (continued)

Proceeds from sales of bonds and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2014	2013	2012

Proceeds	$37,579	$68,966	$13,439

Gross realized gains	731	1,616	538
Gross realized losses	117	310	—
Net realized capital gains	$614	$1,306	$538

OTTIs included in the realized capital losses of bonds, common stocks, and mortgages were as follows:

	Year Ended December 31
	2014	2013	2012

Bonds	$3,962	$4,591	$3,628
Common stocks	—	—	—
Mortgages	—	—	—
OTTIs included in realized capital losses	$3,962	$4,591	$3,628

The corporate private placement bond portfolio is diversified by issuer and industry. At December 31, 2014 and 2013, 45.1%, or $5,094,543, and 44.9%, or $4,816,898, respectively, of the Society’s bond portfolio was invested in private placement bonds.

At December 31, 2014 and 2013, 100% and 99.9%, respectively, of the Society’s bond portfolio is carried at amortized cost, with the remainder carried at the lower of amortized cost or fair value. Investments totaling $104 and $2,937 were non-income producing at December 31, 2014 and 2013, respectively.

At December 31, 2014, the Society had outstanding funding commitments of $111,000 for private placement bonds and $114,320 for other invested asset contributions.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

2. Investments (continued)

At December 31, 2014 and 2013, the Society had $462,082 and $497,863, respectively, of securities on loan to approved brokers to earn additional income. The Society receives collateral against the loaned securities and maintains collateral in an amount not less than 102% of the fair value of the loaned securities during the period of the loan. Although risk is mitigated by the collateral, the Society could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2014 and 2013, the aggregate amount of collateral received under 30-day terms or less was $475,696 and $509,215, respectively, and the aggregate fair value of all securities acquired from the sale, trade, or use of the accepted collateral was $471,723 and $498,815, respectively. The carrying value of the collateral was $471,720 and $498,804 or 3.3% and 3.7% of both the total assets and total admitted assets at December 31, 2014 and 2013, respectively. All collateral was invested in the Core USA collateral pool of The Northern Trust Company.

Maturities of collateral reinvested from securities lending were as follows:

	Year Ended December 31
	2014	2013

30 days or less	$100,029	$140,255
31 to 60 days	76,702	94,954
61 to 90 days	77,915	54,102
91 to 120 days	23,604	32,571
121 to 180 days	33,483	40,840
181 to 365 days	49,269	49,404
1 to 2 years	12,742	22,444
2 to 3 years	2,486	1,543
Greater than 3 years	95,490	62,691
Total collateral reinvested	$471,720	$498,804

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

2. Investments (continued)

The following shows pledged or restricted assets at December 31, 2014 and 2013:

	December 31, 2014
	Total General Account (G/A)	G/A Supporting S/A Restricted Assets	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to contractual obligation for which liability is not shown	—	—	—	—	—	0.000	0.000
Collateral held under security lending arrangements	471,720	—	—	—	471,720	0.034	0.034
Subject to repurchase agreements	—	—	—	—	—	0.000	0.000
Subject to reverse repurchase agreements	—	—	—	—	—	0.000	0.000
Subject to dollar repurchase agreements	—	—	—	—	—	0.000	0.000
Subject to dollar reverse repurchase agreements	—	—	—	—	—	0.000	0.000
Placed under option contracts	—	—	—	—	—	0.000	0.000
Letter stock or securities restricted as to sale	31,861	—	—	—	31,861	0.002	0.002
FHLB capital stock	2,671	—	—	—	2,671	0.000	0.000
On deposit with state	183	—	—	—	183	0.000	0.000
On deposit with other regulatory bodies	—	—	—	—	—	0.000	0.000
Pledged as collateral not captured in other categories	114,585	—	—	—	114,585	0.008	0.008
Other restricted assets	—	—	—	—	—	0.000	0.000
Total Restricted Assets	621,020	—	—	—	621,020	0.044	0.044

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

2. Investments (continued)

	December 31, 2013
	Total General Account (G/A)	G/A Supporting S/A Restricted Assets	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to contractual obligation for which liability is not shown	—	—	—	—	—	0.000	0.000
Collateral held under security lending arrangements	498,804	—	—	—	498,804	0.037	0.037
Subject to repurchase agreements	—	—	—	—	—	0.000	0.000
Subject to reverse repurchase agreements	—	—	—	—	—	0.000	0.000
Subject to dollar repurchase agreements	—	—	—	—	—	0.000	0.000
Subject to dollar reverse repurchase agreements	—	—	—	—	—	0.000	0.000
Placed under option contracts	—	—	—	—	—	0.000	0.000
Letter stock or securities restricted as to sale	28,556	—	—	—	28,556	0.002	0.002
FHLB capital stock	1,781				1,781	0.000	0.000
On deposit with state	181	—	—	—	181	0.000	0.000
On deposit with other regulatory bodies	—	—	—	—	—	0.000	0.000
Pledged as collateral not captured in other categories	109,844	—	—	—	109,844	0.008	0.008
Other restricted assets	—	—	—	—	—	0.000	0.000
Total Restricted Assets	639,166	—	—	—	639,166	0.048	0.048

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

2. Investments (continued)

Commercial mortgage loans and corporate bonds originated or acquired by the Society represent its primary areas of credit risk exposure. At December 31, 2014 and 2013, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution

	December 31
	2014	2013

North Central	29%	29%
South Central	17	16
Mid Atlantic	15	16
South Atlantic	15	14
Pacific	13	13
Mountain	5	6
New England	5	5
Other	1	1

Property-Type Distribution

	December 31
	2014	2013

Industrial	40%	42%
Retail	38	37
Office	16	16
Other	6	5

The credit quality for mortgage loans is monitored based on their watch list status, as determined by stringent parameters considering continued viability of the tenants providing the income stream, remaining amortization, and cross collateralization.  At December 31, 2014 and 2013, the breakdown of mortgage loans by watch list status is as follows:

	December 31
	2014	2013
Watch List	$31,969	$35,367
Non-Watch List	462,277	525,850
	$494,246	$561,217

A review of each mortgage loan is performed quarterly.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

2. Investments (continued)

During 2014, the respective maximum and minimum lending rates for mortgage loans were 4.95% and 4.5%. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 80%. At December 31, 2014, the Society held no mortgages with interest overdue (excluding accrued interest). During 2014, no interest rates were reduced.  The Society accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms.  Interest income on non-performing loans is generally recognized on a cash basis. There were no tax assessments or advances made on mortgage loans during 2014.  There were no impairments on mortgage loans during 2014. At December 31, 2014, the Society held no restructured mortgages. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building. The Society had no loan commitments that were made in 2014 for closing in 2015.

3. Investments in Affiliated Companies

The Society’s investments in affiliated companies carried at the underlying GAAP basis equity are as follows:

	December 31
	2014	2013

MWA Financial Services, Inc.	$1,164	$1,037
MWABank	30,647	27,469
	$31,811	$28,506

At December 31, 2014 and 2013, the total consolidated assets of MWA Financial Services, Inc. were $2,341 and $2,102, respectively. Net losses for the years ended December 31, 2014, 2013, and 2012 were $972, $1,016, and $1,365, respectively.

At December 31, 2014 and 2013, the total assets of MWABank were $256,815 and $246,270, respectively. Net income for the years ended December 31, 2014, 2013, and 2012 were $1,042, $4,187, and $1,217, respectively.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

3. Investments in Affiliated Companies (continued)

The Society entered into separate servicing agreements with MWA Financial Services, Inc. and MWABank, whereby these affiliates will reimburse the Society for direct and allocated indirect costs. Total costs reimbursed by the affiliates were $5,705, $5,071, and $5,080 during 2014, 2013, and 2012, respectively. The Society made capital contributions of $1,100, $1,100, and $1,000 to MWA Financial Services, Inc. during 2014, 2013, and 2012, respectively.  Additionally, the Society made capital contributions of $2,000 to MWABank during 2014, while no capital contributions were made during 2013 and 2012.

4. Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheets approximate their fair value due to their liquid nature or expected short-term settlement.

Bonds, preferred stocks, and unaffiliated common stocks: Fair values are based on quoted market prices in active markets or dealer quotes. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services, or in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit, and maturity of the investment.

Mortgage loans: Fair values for mortgage loans are estimated using discounted cash flow analyses using interest rates currently being offered for loans with similar terms to borrowers with similar credit quality.

Certificateholders’ loans: Certificateholders’ loans, which have no defined maturity and are secured by the value of the underlying insurance policies. The Society believes that the statement value approximates the fair value of the certificateholder loans.

Separate account assets: Separate account assets are reported at estimated fair value in the Society’s statutory-basis balance sheets based upon net asset values provided by the underlying mutual funds.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

4. Fair Value of Financial Instruments (continued)

Securities lending reinvested collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash and short-term investments and Bonds, preferred stocks, and unaffiliated stocks.

Aggregate reserves for interest-sensitive certificates and contracts, life and annuity: The Society’s investment contracts, deferred annuities, and single premium deferred annuities have variable rates and can be repriced quarterly. As there have been no significant changes in the credit quality of the instruments or significant fluctuations in interest rates, their fair value is estimated at their carrying value less expected surrender charges.

Certificate and contract claims, other certificateholders’ funds, and dividends payable to certificateholders: The carrying amounts reported in the statutory-basis balance sheets for these items approximate their fair value because short-term settlement is expected.

Liabilities related to separate accounts: Separate account liabilities are estimated at cash surrender value, the cost the Society would incur to extinguish the liability.

Fair values for the Society’s insurance contracts other than investment-type contracts (including separate account liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Society’s overall management of interest rate risk, such that the Society’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.  Fair values for other invested assets are not required to be disclosed as they are accounted for under the equity method.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

4. Fair Value of Financial Instruments (continued)

The Society’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy designed to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value, (such a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable in the market. Observable inputs are inputs that reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

Level 1 — Unadjusted quoted prices in active markets that are accessible to the reporting entity at the measurement date for identical assets and liabilities.

Level 2 — Inputs other than quoted prices in active markets for identical assets and liabilities that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

•                  Quoted prices for similar assets and liabilities in active markets

•                  Quoted prices for identical or similar assets or liabilities in markets that are not active

•                  Observable inputs other than quoted prices that are used in the valuation of the assets or liabilities (e.g., interest rate and yield curve quotes at commonly quoted intervals)

•                  Inputs that are derived principally from or corroborated by observable market data by correlation or other means

Level 3 — Unobservable inputs for the asset or liability (i.e., supported by little or no market activity). Level 3 inputs include management’s own assumption about the assumptions that market participants would use in pricing the asset or liability.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

4. Fair Value of Financial Instruments (continued)

The level in the fair value hierarchy within which the fair value measurement is classified is determined based on the lowest level of input that is significant to the fair value measurement in its entirety.

The valuation techniques used by the Society to measure fair value during the years ended December 31, 2014 and 2013, maximized the use of observable inputs and minimized the use of unobservable inputs. The estimated carrying amounts and fair values of the Society’s financial instruments subject to provisions of SSAP No. 100 Fair Value Measurements are as follows:

	December 31, 2014
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Cash and short-term investments	$100,018	$100,018	$100,018	$—	$—
Bonds	11,303,244	11,834,124	—	11,680,226	153,898
Preferred stocks	—	380	380	—	—
Common stocks — unaffiliated	798,172	798,172	795,501	—	2,671
Mortgage loans	494,246	553,052	—	—	553,052
Certificateholders’ loans	176,383	176,383	—	176,383	—
Separate account assets	305,868	305,868	305,868	—	—
Securities lending reinvested collateral	471,720	471,723	—	471,723	—
Financial liabilities:
Aggregate reserves for interest- sensitive certificates and contracts, life and annuity	9,356,239	8,598,165	—	—	8,598,165
Separate account liabilities	305,868	305,868	305,868	—	—
Securities lending reinvested collateral	471,720	471,723	—	471,723	—

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

4. Fair Value of Financial Instruments (continued)

	December 31, 2013
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Cash and short-term investments	$61,913	$61,913	$61,913	$—	$—
Bonds	10,733,272	11,081,258	—	10,911,796	169,462
Preferred stocks	—	360	360	—	—
Common stocks — unaffiliated	668,838	668,838	667,057	—	1,781
Mortgage loans	561,217	577,381	—	—	577,381
Certificateholders’ loans	183,139	183,139	—	183,139	—
Separate account assets	236,062	236,062	236,062	—	—
Securities lending reinvested collateral	498,804	498,815	—	498,815	—
Financial liabilities:
Aggregate reserves for interest- sensitive certificates and contracts, life and annuity	8,986,452	8,445,020	—	—	8,445,020
Separate account liabilities	236,062	236,062	236,062	—	—
Securities lending reinvested collateral	498,804	498,815	—	498,815	—

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

4. Fair Value of Financial Instruments (continued)

The following table provides information as of December 31, 2014 and 2013 about the Society’s financial assets measured at fair value.

	December 31, 2014
	Level 1	Level 2	Level 3	Total

Industrial and miscellaneous common stocks	795,501	—	2,671	798,172
Separate account assets	305,868	—	—	305,868
Total assets at fair value	$1,101,369	$—	$2,671	$1,104,040

	December 31, 2013
	Level 1	Level 2	Level 3	Total

Industrial and miscellaneous bonds	$—	$3,416	$2,638	$6,054
Industrial and miscellaneous common stocks	667,057	—	1,781	668,838
Separate account assets	236,062	—	—	236,062
Total assets at fair value	$903,119	$3,416	$4,419	$910,954

There were no liabilities measured at fair value as of December 31, 2014 or 2013. There were no transfers between Level 1 and Level 2 for 2014 or 2013.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

4. Fair Value of Financial Instruments (continued)

The following table summarizes the changes in assets classified in Level 3 for 2014:

	Balance at January 1, 2014	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net Income (a)	Total Gains and (Losses) Included in Surplus (b)	Purchases, Issuances, and Settlements	Sales	Balance at December 31, 2014
Bonds
Issuer obligations	$2,638	$—	$—	$188	$(2,593)	$—	$(233)	$—
Residential mtg-backed	—	—	—	—	7	—	(7)	—
Commercial mtg-backed	—	10	—	—	(10)	—	—	—
Other loan-backed and structured securities	—	—	—	—	—	—	—	—
Common stock
FHLB	1,781	—	—	—	—	890	—	2,671
Total	$4,419	$10	$—	$188	$(2,596)	$890	$(240)	$2,671

(a)         Recorded as a component of net realized capital gains (losses) in the statement of operations

(b)         Recorded as a component of change in net unrealized capital (losses) gains in the statements of changes in surplus.

Transfers from Level 2 to Level 3 were because observable market data became unavailable. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.

As of December 31, 2014, there were no NAIC 6 Level 3 securities.  Federal Home Loan Bank of Chicago (FHLB) common stock of $2,671 is valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

4. Fair Value of Financial Instruments (continued)

The following table summarizes the changes in assets classified in Level 3 for 2013:

	Balance at January 1, 2013	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net Income (a)	Total Gains and (Losses) Included in Surplus (b)	Purchases, Issuances, and Settlements	Sales	Balance at December 31, 2013
Bonds
Issuer obligations	$7,220	$—	$—	$(4,277)	$1,805	$—	$(2,110)	$2,638
Residential mtg-backed	—	—	—	—	8	—	(8)	—
Commercial mtg-backed	5,528	—	(5,199)	175	55	—	(559)	—
Other loan-backed and structured securities	50	—	(50)	27	19	—	(46)	—
Common stock
FHLB	155	—	—	—	—	4,089	(2,463)	1,781
Total	$12,953	$—	$(5,249)	$(4,075)	$1,887	$4,089	$(5,186)	$4,419

(a)         Recorded as a component of net realized capital gains (losses) in the statement of operations

(b)         Recorded as a component of change in net unrealized capital (losses) gains in the statements of changes in surplus.

Transfers into Level 3 were because of a lack of observable market data due to a decrease in market activity for these securities. Transfers out of Level 3 were due to maturity of the securities.

As of December 31, 2013, the reported fair value of NAIC 6 Level 3 securities was $2,638. Bonds classified as Level 3 securities were valued by a third party using a proprietary model to value the various inputs. FHLB common stock of $1,781 is valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

5. Funding Arrangements and Debt

The Society has a $50,000 collateralized line of credit available from The Northern Trust Company to borrow funds to complete the purchase of investments or otherwise meet the short-term cash needs of the Society. Interest is payable quarterly at a variable rate. The agreement has no date of expiration. The Society had no borrowings from this line of credit as of December 31, 2014 and 2013. The line of credit agreement is secured by investment securities held in safekeeping at The Northern Trust Company.

The Society is a member of the Federal Home Loan Bank (FHLB) of Chicago.  The maximum amount borrowed during 2014 and 2013 was $81,025 and $52,345, respectively.  Through its membership agreement, the Society has a total of $45,525 and $35,648 Discount Note borrowings from the FHLB Chicago at December 31, 2014 and 2013, respectively.  These borrowings are subject to prepayment penalties.  This represents a secured borrowing and is accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations as borrowed money.  The Society utilized these funds as part of its paired borrowing strategy. During the years ended December 31, 2014 and 2013, interest of $121 and $27, respectively, was paid on these borrowings. As of December 31, 2014 and 2013 collateral was equal to 0.809% and 0.818%, respectively, of total assets and 0.811% and 0.820%, respectively of total admitted assets.

A summary of FHLB borrowings as of December 31, 2014 is as follows:

Issue	Maturity	Interest	Carrying	Face
Date	Date	Rate	Amount	Amount
07/02/13	07/01/15	0.187%	$6,005	$6,003
10/16/13	10/04/23	0.249	5,103	5,100
10/18/13	10/06/23	0.254	5,267	5,263
10/23/13	10/11/23	0.262	13,693	13,684
07/02/14	07/05/16	1.310	5,006	5,000
10/21/14	10/19/16	0.162	8,451	8,450
Total			$43,525	$43,500

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

5. Funding Arrangements and Debt (continued)

A summary of FHLB borrowings as of December 31, 2013 is as follows:

Issue	Maturity	Interest	Carrying	Face
Date	Date	Rate	Amount	Amount
07/02/13	07/01/15	0.156%	$11,583	$11,579
10/16/13	10/04/23	0.382	5,105	5,100
10/18/13	10/06/23	0.266	5,267	5,263
10/23/13	10/11/23	0.249	13,693	13,684
Total			$35,648	$35,626

The table below indicates the amount of FHLB stock purchased, collateral pledged, and assets and liabilities related to the agreement with FHLB as of December 31, 2014 and 2013.  Stock purchased is classified as Activity Stock for FHLB purposes.  Borrowing capacity is calculated as 25% of total net admitted assets excluding separate accounts as of December 31, 2014.

	December 31
	2014	2013

FHLB stock purchased/owned as part of the agreement	$2,671	$1,781
Collateral pledged to the FHLB — carrying value	114,585	109,844
Collateral pledged to the FHLB — fair value	121,797	115,123
Borrowing capacity currently available	3,456,309	3,290,596

At December 31, 2014, the Society had no outstanding commitments for additional FHLB advances to be made in 2015.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

6. Annuity Reserves and Deposit Fund Liabilities

The Society’s annuity reserves and other certificateholder funds that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2014
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$2,036,650	$—	$152,946	$2,189,596	25%
Total with adjustment or at market value	2,036,650	—	152,946	2,189,596	25

Subject to discretionary withdrawal (without adjustment) at book value with minimal or no change or adjustment	6,002,505	—	142,092	6,144,597	71
Not subject to discretionary withdrawal	326,802	—	110	326,912	4
Total annuity reserves and deposit fund liabilities — before reinsurance	8,365,957	—	295,148	8,661,105	100%

Less reinsurance ceded	—	—	—	—
Net annuity reserves and deposit fund liabilities	$8,365,957	$—	$295,148	$8,661,105

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

6. Annuity Reserves and Deposit Fund Liabilities (continued)

	December 31, 2013
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$2,161,600	$—	$101,257	$2,262,858	28%
Total with adjustment or at market value	2,161,600	—	101,257	2,262,858	28

Subject to discretionary withdrawal (without adjustment) at book value with minimal or no change or adjustment	5,480,422	—	126,996	5,607,418	69
Not subject to discretionary withdrawal	280,685	—	109	280,793	3
Total annuity reserves and deposit fund liabilities — before reinsurance	7,922,707	—	228,362	8,151,069	100%

Less reinsurance ceded	—	—	—	—
Net annuity reserves and deposit fund liabilities	$7,922,707	$—	$228,362	$8,151,069

A reconciliation of total annuity actuarial reserves and deposit fund liabilities is as follows:

	December 31
	2014	2013
Life and Accident and Health Annual Statement:
Annuity reserves, total net	$8,056,350	$7,631,630
Supplementary contracts with life contingencies, total net	59,409	60,564
Deposit-type contracts, total net	250,198	230,513
	8,365,957	7,922,707
Separate Accounts Annual Statement:
Annuity reserves, total net	295,148	228,362
Total annuity actuarial reserves and deposit fund liabilities	$8,661,105	$8,151,069

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

7. Separate Accounts

Information regarding the nonguaranteed separate accounts of the Society as of, and for the years ended December 31, are as follows:

	Year Ended December 31
	2014	2013	2012
Premiums, deposits, and other considerations	$76,311	$81,684	$42,809

Reserves:
For accounts with assets at:
Market value	$295,148	$228,362
Total	$295,148	$228,362

	December 31
	2014	2013
Reserves for nonguaranteed separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
At market value	$295,038	$228,253
Not subject to discretionary withdrawal	110	109
Total separate account reserves	$295,148	$228,362

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

7. Separate Accounts (continued)

A reconciliation of the amounts transferred to and from the separate accounts is as follows:

	Year Ended December 31
	2014	2013	2012
Transfers as reported in the summary of operations of the separate account statement:
Transfers to separate accounts	$76,312	$81,684	$42,809
Transfers from separate accounts	26,256	45,121	36,750
Net transfers to separate accounts	50,056	36,563	6,059

Reconciling adjustments:
Charges for investment management, etc.	(509)	(394)	(450)
Transfers as reported in the statements of operations herein	$49,547	$36,169	$5,609

Some separate account liabilities are guaranteed by the general account. As of December 31, 2014 and 2013, the general account of the Society had a maximum guarantee for separate account liabilities of $188 and $144, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $2,686, $1,952, and $1,484 to the general account in 2014, 2013, and 2012 respectively. As of December 31, 2014, 2013, and 2012, the general account of the Society had paid $225, $141, and $147 respectively, toward separate account guarantees.

8. Surplus

The Society is required to maintain minimum surplus levels established by the Illinois Department of Insurance. The Society is also subject to risk-based capital (RBC) requirements promulgated by the NAIC and adopted by the Illinois Department of Insurance. The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. As of December 31, 2014, the Society’s surplus exceeded the minimum levels required by the Illinois Department of Insurance and RBC standards.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

9. Employee Benefit Plans

The Society has noncontributory defined-benefit pension plans providing benefits for substantially all employees and full-time fieldworkers who have completed one year of continuous service. The benefits are generally based on years of service and the employee’s compensation during employment. The Society’s funding method is the level dollar entry age normal method. The employees’ retirement plan (the Plan) includes a medical benefit component in addition to the normal retirement benefits to fund a portion of the postretirement obligations for retirees and their beneficiaries in accordance with Section 401(h) of the Internal Revenue Code (IRC). A separate account has been established and maintained in the Plan for net assets related to the medical benefit component (401(h) account). In accordance with IRC Section 401(h), the Plan’s investments in the 401(h) account may not be used for, or directed to, any purpose other than providing health benefits for retirees and their beneficiaries. The related obligations for health benefits are not included in this Plan’s obligations. Pension expense for 2014, 2013, and 2012 was $9,441, $28,080, and $18,341, respectively, including $3,491, $6,154, and $2,664, respectively, related to the medical benefit plans.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

9. Employee Benefit Plans (continued)

A summary of assets, obligations, and assumptions of the pension and other postretirement benefit plans are as follows, with the Society using a December 31 measurement date:

	Pension Benefits		Other Postretirement Benefits
	December 31		December 31
	2014	2013	2014	2013
Change in benefit obligation
Benefit obligation at beginning of year	$436,603	$490,622	$53,562	$20,547
Adoption of SSAP 102/92 -nonvested benefit obligation	—	16,571	—	40,330
Total benefit obligation at beginning of year	436,603	507,193	53,562	60,877

Service cost	12,027	15,963	1,870	2,410
Interest cost	22,194	22,247	2,604	2,686
Actuarial loss (gain)	101,429	(95,619)	10,813	(10,963)
Benefits paid	(34,255)	(13,181)	(1,912)	(1,448)
Benefit obligation at end of year	$537,998	$436,603	$66,937	$53,562

Change in plan assets
Fair value of plan assets at beginning of year	$403,270	$362,232	$51,934	$37,656
Actual return on plan assets	30,219	39,337	6,550	11,718
Employer contributions	15,106	14,882	3,779	4,008
Benefits paid	(34,255)	(13,181)	(1,912)	(1,448)
Fair value of plan assets at end of year	$414,340	$403,270	$60,351	$51,934

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

9. Employee Benefit Plans (continued)

	Pension Benefits		Other Postretirement Benefits
	December 31		December 31
	2014	2013	2014	2013
Funded status
Overfunded — nonadmitted assets:
Prepaid benefit costs	$—	$49,719	$—	$21,422
Overfunded plan assets	—	(35,820)	—	(19,153)
Total nonadmitted assets	—	13,899	—	2,269
Underfunded — liabilities:
Accrued benefit costs	46,712	44,606	1,468	1,215
Liability for pension benefits	75,964	106	2,871	64
Total liabilities recognized	$122,676	$44,712	$4,339	$1,282
Total liabilities unrecognized	$982	$2,520	$2,247	$2,615

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$470,585	$384,985	$66,937	$53,562

Weighted-average assumptions used to determine projected benefit obligation as of December 31
Weighted-average discount rate	4.30%	5.20%	4.45%	5.30%
Rate of compensation increase	5.00%	5.00%	N/A	N/A

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

9. Employee Benefit Plans (continued)

	Pension Benefits			Other Postretirement Benefits
	2014	2013	2012	2014	2013	2012
Weighted-average assumptions used to determine net periodic benefit cost as of December 31
Weighted-average discount rate	5.20%	4.45%	5.50%	5.30%	4.45%	5.50%
Expected long-term rate of return on plan assets	6.75	6.75	7.00	6.75	6.75	7.00
Rate of compensation increase	5.00	5.00	5.00	N/A	N/A	N/A

Components of net periodic benefit cost
Service cost	$12,027	$15,963	$14,574	$1,870	$2,410	$3,105
Interest cost	22,194	22,247	21,804	2,604	2,686	1,195
Expected return on plan assets	(26,842)	(24,415)	(22,640)	(3,469)	(2,531)	(2,117)
Amortization of transition asset	—	(237)	(412)	—	—	(11)
Amortization of prior service cost	3,069	3,069	—	4,033	4,033	—
Net actuarial gain/loss	(286)	13,989	9,171	(915)	189	1,004
Net periodic benefit cost	$10,162	$30,616	$22,497	$4,123	$6,787	$3,176

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

9. Employee Benefit Plans (continued)

	Pension Benefits		Other Postretirement Benefits
	December 31		December 31
	2014	2013	2014	2013
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost
Items not yet recognized as a component of net periodic cost-prior year	$38,446	$149,237	$21,832	$5,874
Items not yet recognized as a component of net periodic cost-adoption of SSAP 92 and 102	—	16,571	—	40,330
Net transition asset or obligation recognized		237	—	—
Net prior service cost or credit recognized	(3,069)	(3,069)	(4,033)	(4,033)
Net gain and loss arising during the period	98,052	(110,541)	7,732	(20,150)
Net gain and loss recognized	286	(13,989)	915	(189)
Items not yet recognized as a component of net periodic cost- current year	$133,715	$38,446	$26,446	$21,832
Amounts in unassigned funds (surplus) expected to be recognized in the next fiscal year as components of net periodic benefit cost
Net prior service cost or credit	$3,069	$3,069	$4,033	$4,033
Net recognized gains and losses	6,994	(7,558)	31	(867)
Amounts in unassigned funds (surplus) that have not been recognized as components of net periodic benefit cost
Net prior service cost or credit	$10,433	$13,502	$32,264	$36,297
Net recognized gains and losses	123,282	24,944	(5,818)	(14,465)

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

9. Employee Benefit Plans (continued)

The pension benefits disclosure combines the employees’ retirement plan and supplemental executive retirement plan values. At December 31, 2014, the projected benefit obligation of $475,252 exceeded the fair value of plan assets for the employees’ retirement plan of $414,340. For the supplemental executive retirement plan, the projected benefit obligation of $62,746 exceeded the fair value of plan assets of $0 at year-end 2014.

The other postretirement benefits disclosure combines the medical benefit plan and postretirement life insurance plan values. At December 31, 2014, the projected benefit obligation of $62,317 exceeded the fair value of plan assets for the medical benefit plan of $60,351.  For the postretirement life insurance plan, the projected benefit obligation of $4,620 exceeded the fair value of plan assets of $0 at year-end 2014.

The accumulated benefit obligation for all defined-benefit plans was $470,585 and $384,985 at December 31, 2014 and 2013, respectively.  The defined-benefit plans include the employees’ retirement plan and the supplemental executive retirement plan.  At December 31, 2014, the accumulated benefit obligation of $415,529 exceeded the fair value plan assets of the employees’ retirement plan of $414,340.  For the supplemental executive retirement plan, the accumulated benefit obligation of $55,056 exceeded the fair value of plan assets of $0 at year-end 2014.

For measurement purposes, a 7.6% annual rate of increase in the per capita cost of covered healthcare benefits was assumed for 2015. The rate was assumed to decrease gradually to 4.5% for 2022 and remain at that level thereafter.

A one percentage point change in assumed healthcare cost trend rates would have the following effects:

	One Percentage Point Increase	One Percentage Point Decrease

Effect on total of service and interest cost components	$1,454	$(1,067)
Effect on accumulated postretirement benefit obligation	$14,191	$(10,843)

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

9. Employee Benefit Plans (continued)

The following table discloses the transition liability recognized during 2014 and 2013 due to the adoption of SSAP No, 92 and SSAP No 102, and also the amount of unrecognized transition liability:

	Pension Benefits		Other Postretirement Benefits
	December 31		December 31
	2014	2013	2014	2013
Unrecognized transition liability — beginning of year	$2,520	$107,057	$2,615	$22,431
Minimum transition liability recognized	1,538	23,921	368	4,286
Additional recognition under INT 13-03	—	80,616	—	15,530
Unrecognized transition liability — end of year	$982	$2,520	$2,247	$2,615

Pension Plan Assets

Pension plan weighted-average asset allocations at December 31, 2014 and 2013, by asset category, are as follows:

	Retirement Plan
	Assets at December 31
	2014	2013
Asset category
Equity	50.5%	49.1%
Fixed income (Non-LDI)	36.1	39.7
Fixed income (LDI)	9.3	7.4
Alternative investments	3.5	2.1
Cash	0.6	1.7
	100%	100%

	401(h) Plan Assets
	at December 31
	2014	2013
Asset category
Equity	100%	100%

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

9. Employee Benefit Plans (continued)

The Society’s long-range asset allocation model for the defined benefit retirement plan is 45% equities, 40% fixed income, 10% liability driven investments (LDI), and 5% alternative investments as of December 31, 2014. The objective of the Plan is to meet commitments to employees at a reasonable cost to the Society. This is primarily accomplished through the growth of capital and safety of funds invested. The Plan will therefore be actively invested to achieve real growth of capital over inflation through appreciation of securities held and through the accumulation and reinvestment of dividend and interest income.

Asset allocations and investment performance are formally reviewed annually by the Board of Directors. The Plan Portfolio Manager continually monitors the portfolio and makes recommendations regarding asset allocation and portfolio rebalancing.

At December 31, 2014, the Society utilized an expected long-term return of 6.75% on pension fund assets. The estimated rate of return is reviewed annually and is based on many factors including the expected forecast for inflation, risk premiums for each asset class, as well as current and future financial market conditions. Forecasting of asset and liability growth is performed annually.

The expected benefit payments to be paid in the next 10 years ending December 31 are outlined below:

Years ending December 31:
2015	$14,831
2016	16,153
2017	17,423
2018	18,816
2019	20,122
2020–2024	120,858

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

9. Employee Benefit Plans (continued)

The valuation techniques used to measure fair value of plan assets at December 31, 2014 and 2013 maximized the use of observable inputs and minimized the use of unobservable inputs. Refer to Note 4 for methods and assumptions used to estimate the fair value of plan assets. There were no transfers between levels during 2014 and 2013.  Transfers between fair value hierarchy levels are recognized at the end of the reporting period.

	Assets at Fair Value as of December 31, 2014*
	Level 1	Level 2	Level 3	Total
Bonds:
Government	$—	$11,538	$—	$11,538
States and political subdivisions	—	40,230	—	40,230
Corporate	6,034	45,935	—	51,969
Residential mortgage-backed	—	6,460	—	6,460
Commercial mortgage-backed	—	4,175	—	4,175
Common stock:
Utilities	4,904	—	—	4,904
Banks, trust, and insurance	11,017	—	—	11,017
Industrial	75,533	—	—	75,533
Mutual funds:
Stock — Broad market growth	11,849	—	—	11,849
Stock — Large-cap value	3,596	—	—	3,596
Stock — Large-cap growth	6,060	—	—	6,060
Stock — Mid-cap blend	8,001	—	—	8,001
Stock — Small-cap blend	11,759	—	—	11,759
Stock — Small-cap value	7,945	—	—	7,945
Stock — Real estate	4,403	—	—	4,403
Common collective trust	—	90,861	—	90,861
Limited partnerships and hedge funds	—	—	60,806	60,806
Short-term investments	2,867	—	—	2,867
Net assets held in 401(h) account:
Mutual funds:
Stock — Large-cap blend	18,270	—	—	18,270
Stock — Large-cap growth	8,970	—	—	8,970
Stock — Large-cap value	6,023	—	—	6,023
Stock — Small-cap blend	5,927	—	—	5,927
Balanced	21,152	—	—	21,152
Short-term investments	13	—	—	13
Total	$214,323	$199,199	$60,806	$474,328

* Note that these amounts exclude cash and receivables.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

9. Employee Benefit Plans (continued)

	Assets at Fair Value as of December 31, 2013*
	Level 1	Level 2	Level 3	Total
Bonds:
Government	$—	$14,468	$—	$14,468
States and political subdivisions	—	38,721	—	38,721
Corporate	17,963	46,919	—	64,882
Residential mortgage-backed	—	11,137	—	11,137
Commercial mortgage-backed	—	4,544	—	4,544
Common stock:
Utilities	5,133	—	—	5,133
Banks, trust, and insurance	11,114	—	—	11,114
Industrial	88,695	—	—	88,695
Mutual funds:
Stock — Broad market growth	11,367	—	—	11,367
Stock — Large-cap value	6,441	—	—	6,441
Stock — Large-cap growth	9,520	—	—	9,520
Stock — Mid-cap blend	21,566	—	—	21,566
Stock — Small-cap blend	10,937	—	—	10,937
Stock — Small-cap value	7,391	—	—	7,391
Stock — Real estate	3,512	—	—	3,512
Common collective trust	—	77,378	—	77,378
Limited partnerships and hedge funds	—	—	8,481	8,481
Short-term investments	6,769	—	—	6,769
Net assets held in 401(h) account:
Mutual funds:
Stock — Large-cap blend	15,375	—	—	15,375
Stock — Large-cap growth	8,071	—	—	8,071
Stock — Large-cap value	5,196	—	—	5,196
Stock — Small-cap blend	5,163	—	—	5,163
Balanced	18,116	—	—	18,116
Short-term investments	13	—	—	13
Total	$252,342	$193,167	$8,481	$453,990

* Note that these amounts exclude cash and receivables.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

9. Employee Benefit Plans (continued)

A reconciliation of the beginning and ending balance of the pension and other postretirement benefit plans’ assets classified in Level 3 for the year ended December 31, 2014 and 2013, are as follows:

Level 3 Fair Value Measurements	Other Invested Assets

Beginning balance at January 1, 2014	$8,481
Actual return on plan assets:
Relating to assets still held at reporting date	1,033
Relating to assets sold during the period	—
Purchases, sales, issuances, and settlements, net	51,292
Transfers out of Level 3	—
Ending balance at December 31, 2014	$60,806

Level 3 Fair Value Measurements	Other Invested Assets

Beginning balance at January 1, 2013	$7,274
Actual return on plan assets:
Relating to assets still held at reporting date	1,177
Relating to assets sold during the period	—
Purchases, sales, issuances, and settlements, net	30
Transfers out of Level 3	—
Ending balance at December 31, 2013	$8,481

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

9. Employee Benefit Plans (continued)

The Society expects total contributions to the qualified defined benefit pension plan of approximately $13,000 in 2015.

The Society also has a defined-contribution 401(k) plan covering substantially all employees and full-time fieldworkers who have completed one year of continuous service. Participants may contribute up to 15% of their annual compensation to the plan, and the Society contributes an amount equal to 50% of each participant’s contribution for the first 6% of the participant’s compensation contributed. Total contributions to the plan by the Society, net of forfeitures, for 2014, 2013, and 2012 were $2,262, $2,297, and $2,424, respectively.

The Society sponsors a retiree healthcare benefit plan that provides a prescription drug benefit that is at least actuarially equivalent to Medicare Part D. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) includes features concerning Medicare Part D that affect the measurement of the accumulated postretirement benefit obligation and net periodic postretirement cost for this plan. The Society’s gross benefit payments for 2014 were $1,530, including the prescription drug benefit, and estimated payments for 2015 are $1,646. The Society’s subsidy related to the Act was $90 for 2014, and is estimated to be $97 for 2015.

The Society pays substantially all administrative and operating expenses of its employee benefit plans.

10. Contingencies

Various lawsuits arise in the ordinary course of the Society’s business. While contingent liabilities arising from litigation and other matters are not generally considered material in relation to the financial position of the Society, the Society remains among named defendants in an adversary proceeding attached to the bankruptcy case involving Lehman Brothers and its subsidiaries relating to credit derivative transactions that were previously held in the Society’s investment portfolio. At this time, the Society is not able to determine the likelihood or magnitude of any loss related to this case.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

11. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, April 16, 2015, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in any adjustment of the financial statements themselves (Type II). As of April 16, 2015, the Society has not identified any Type I or Type II subsequent events.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)(1)                  Financial Statements

All required financial statements are included in Part B.

(2)                   Financial Statement Schedules.(12)

Schedule I—Summary of Investments

Schedule III—Supplementary Insurance Information

Schedule IV—Reinsurance

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(b)         Exhibits

(1)                            Certified resolution of the board of directors of Modern Woodmen of America (the “Society”) establishing Modern Woodmen of America Variable Annuity Account (the “Account”).(1)

(2)                            Not Applicable.

(3)                            Distribution Agreement between the Society and MWA Financial Services, Inc. (“MWAFS”).(1)

(3)(a)             Amendment to Distribution Agreement.(6)

(4)(a)             Certificate Form.(2)

(b)              Variable Supplemental Contract.(2)

(c)               Endorsement to Certificate Form.(10)

(d)              Amended Certificate Form.(10)

(5)(a)             Certificate Application.(2)

(b)               Suitability Supplement.(7)

(6)(a)             Articles of Incorporation of the Society.(1)

(b)              By-Laws of the Society (included in exhibit 6(a) hereto).(1)

(c)               Revised By-Laws and Articles of Incorporation.(12)

(7)                            Not Applicable.

(8)(a)             Participation Agreement relating to American Century Investments.(2)

(1)   Amendment to Participation Agreement.(6)

(2)   Amendment No. 1 to Shareholder Services Agreement.(6)

(3)   Amendment No. 2 to Shareholder Services Agreement.(6)

(4)        Novation Agreement relating to American Century Investment Services, Inc.(6)

(b)              Participation Agreement relating to Dreyfus Funds.(3)

(1)        Supplemental Agreement.(5)

(2)       Amendment to Fund Participation Agreement.(5)

(c)               Participation Agreement relating to EquiTrust Variable Insurance Series Fund.(4)

(1)       Amended Participation Agreement.(5)

(d)              Participation Agreement relating to Fidelity Variable Insurance Products Funds.(2)

(1)       Amendment to Participation Agreement.(6)

(e)               Participation Agreement relating to JPMorgan Insurance Trust .(11)

(f)                Participation Agreement relating to Summit Pinnacle Series.(2)

(1)        Consent to Assignment of Participation Agreement.(11)

(g)          Participation Agreement relating to T. Rowe Price Equity Series Fund, Inc. and T. Rowe Price International Series, Inc.(3)

(1)        Amendment to Participation Agreement.(11)

(2)        Second Amendment to Participation Agreement.(12)

(h)              Participation Agreement relating to Federated Insurance Series Fund.(8)

(i)                  Participation Agreement relating to American Funds Insurance Series.(12)

(1)        Business Agreement.(12)

(j)                 (1)     T. Rowe Price Shareholder Information Agreement (Rule 22c-2).(5)

(2)        American Century Shareholder Information Agreement (Rule 22c-2).(5)

(3)        Fidelity Shareholder Information Agreement (Rule 22c-2).(5)

(4)        Summit Shareholder Information Agreement (Rule 22c-2).(5)

(5)        American Funds Shareholder Information Agreement (Rule 22c-2).(12)

(9)                            Opinion and Consent of Darcy G. Callas, Esquire.(12)

(10)(a)      Consent of Sutherland Asbill & Brennan LLP.(12)

(b)       Consent of Ernst & Young LLP.(12)

(c)        Consent of Michael S. Andrews, Chief Actuary.(12)

(11)                     Not Applicable.

(12)                     Not Applicable.

(13)                     Schedule for Computation of Performance Data.(2)

(14)(a)      Powers of Attorney.(7)(10)

(15)                     Master Service Agreement By And Between se2, inc. and Modern Woodmen of America.(9)

(1)        Amendment No. 1 to Master Services Agreement.(11)

(1)              Incorporated herein by reference to the Initial Filing of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on June 27, 2001.

(2)              Incorporated herein by reference to Pre-Effective Amendment No. 1 of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on January 31, 2002.

(3)              Incorporated herein by reference to Post-Effective Amendment No. 1 of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on May 1, 2002.

(4)              Incorporated herein by reference to Post-Effective Amendment No. 6 of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on May 1, 2006.

(5)              Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 30, 2007.

(6)              Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 29, 2010.

(7)              Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 29, 2011.

(8)              Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on February 27, 2012.

(9)              Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 29, 2013.

(10)       Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on February 27, 2014.

(11)       Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 22, 2014.

(12)       Filed herein.

Item 25. Directors and Officers of the Society*

Name	Title
W. Kenny Massey	President and Director
Denis P. Prior	National Secretary and Director
Darcy G. Callas	General Counsel and Director
Jerald J. Lyphout	Director
David B. Emrick	Director
Albert T. Hurst, Jr.	Director
William D. Keltner	Director
Gary L. Medd	Director
Robert C. Pollex	Director
Brett M. Van	Treasurer and Investment Manager
Jill Lain Weaver	Fraternal & Corporate Communications Director
Patrick O. Saunders	Assistant National Secretary
Patrick J. Barnes	Chief Marketing Officer
George R. Worley	Chief Agency Officer
Michael S. Andrews	Chief Actuary
Melvin L. Rambo	Chief Risk Officer
Daniel G. DePuydt	Human Resources Director

*     Unless otherwise indicated, the principal business address of each person is 1701 1st Avenue, Rock Island, Illinois 61201.

Item 26. Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Society and is therefore owned and controlled by the Society.

MODERN WOODMEN OF AMERICA

Organizational Chart

01/01/15

Item 27. Number of Certificate Holders

As of March 31, 2015 there were 9,997 Qualified Certificate Holders and 1,479 Non-Qualified Certificate Holders of Certificates funded by Modern Woodmen of America Variable Annuity Account.

Item 28. Indemnification

The Society shall indemnify each officer, director or employee, now or hereafter serving the Society, against the reasonable expenses, including attorneys fees, of any and all claims, liabilities, penalties, forfeitures and fines to which he or she may be or become subject by reason of having served in any such capacity, except as to matters as to which such director, officer or employee was guilty of gross negligence or misconduct in the performance of his or her duties. Such indemnification shall also extend to instances where at the request of the Society the individual serves as a director, officer, employee, trustee or agent of another enterprise. The foregoing right of indemnification shall not be deemed exclusive of any other rights to which such director, officer or employee may be entitled.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a)   MWA Financial Services, Inc. is the registrant’s principal underwriter and also serves as the principal underwriter to Modern Woodmen of America Variable Account.

(b)   Officers and Managers of MWA Financial Services, Inc.

Name and Principal Business Address*	Positions and Offices
Jerald J. Lyphout	Chairman, President and Director
Denis P. Prior	Secretary and Director
Todd D. Swanson	Treasurer
Pamela S. Fritz	Compliance and Operations Manager
Tyler N. Tschopp	Accounting Manager
Clint J. Pogemiller	Marketing Manager

*      The principal business address of all of the persons listed above is 1701 1st Avenue, Rock Island, Illinois 61201.

(c) Give the following information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission	Compensation
MWA Financial Services, Inc.	$5,296,853	NA	NA	$351,678	*

*      Includes Variable Product Distribution Fees and reimbursements for certain MWAFS expenses.

Item 30. Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Society at 1701 1st Avenue, Rock Island, Illinois 61201.

Item 31. Management Services

Variable Products Compliance Agreement. The Society had an agreement with FBL Investment Management Services, Inc. (“FBL”) to provide the Society with certain compliance functions with respect to the variable annuity Certificates issued by the Society. These functions included: preparing Forms N-4, N-SAR and 24F-2; and providing requested information for SEC examinations. This agreement terminated December 31, 2012. These functions are now performed by the Society.

Item 32. Undertakings and Representations

(a)  The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Certificates offered herein are being accepted.

(b)  The Registrant undertakes that it will include as part of any application to purchase a Certificate offered by the prospectus, either: (i) as part of any application to purchase a Certificate offered by the prospectus, a space that an applicant can check to request a statement of additional information; or (ii) a post card or similar written communication, affixed to or included in the prospectus that the applicant can remove and send to the Society for a statement of additional information.

(c)  The Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Society at the address or phone number listed in the prospectus.

(d)  The Society represents that in connection with its offering of the Certificates as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)  Modern Woodmen of America (the “Society”) represents that the aggregate charges under the Certificates are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Society.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Modern Woodmen of America Variable Annuity Account certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Rock Island, State of Illinois, on the 16th day of April 2015.

MODERN WOODMEN OF AMERICA

By:	/s/ W. KENNY MASSEY
W. Kenny Massey
President

MODERN WOODMEN OF AMERICA VARIABLE ANNUITY ACCOUNT

By:	/s/ W. KENNY MASSEY
W. Kenny Massey
President
Modern Woodmen of America

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date

/s/ W. KENNY MASSEY	President and Director [Principal Executive Officer]	April 16, 2015
W. Kenny Massey

/s/ DENIS P. PRIOR	National Secretary and Director	April 16, 2015
Denis P. Prior

/s/ DARCY G. CALLAS	General Counsel and Director	April 16, 2015
Darcy G. Callas

/s/ JERALD J. LYPHOUT	Director	April 16, 2015
Jerald J. Lyphout

*	Director	April 16, 2015
David B. Emrick

*	Director	April 16, 2015
Albert T. Hurst, Jr.

*	Director	April 16, 2015
William D. Keltner

*	Director	April 16, 2015
Gary L. Medd

*	Director	April 16, 2015
Robert C. Pollex

*By:	/s/ DARCY G. CALLAS
Attorney in Fact
Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Description

(2)	Financial Statement Schedules.

(6)(c)	Revised By-Laws and Articles of Incorporation.

(8)(g)(2)	Second Amendment to Participation Agreement.

(8)(i)	Participation Agreement relating to American Funds Insurance Series.

(8)(i)(1)	Business Agreement.

(8)(j)(5)	American Funds Shareholder Information Agreement (Rule 22c-2).

(9)	Opinion and Consent of Darcy G. Callas, Esquire.

(10)(a)	Consent of Sutherland Asbill & Brennan LLP.

(10)(b)	Consent of Ernst & Young LLP.

(10)(c)	Consent of Michael S. Andrews, Chief Actuary.